UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4777

MFS SERIES TRUST I

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Kristin V. Collins

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

August 31, 2015

MFS® CORE EQUITY FUND

RGI-ANN

MFS® CORE EQUITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

The U.S. economy bounced back after another harsh winter curtailed domestic consumption. Despite strengthening labor and housing markets, however, a stronger U.S. dollar and weak overseas demand have held back corporate earnings.

China’s economic growth continues to slow, raising concerns and adding to global market volatility. Commodity exporters, including Australia and Canada, have been hurt by weaker Chinese demand. Global oil markets remain oversupplied, putting pressure on crude oil and gasoline prices.

In Europe, concerns about a potential Greek debt default have faded, and the eurozone’s economy is expanding mildly. Hopes for a more robust regionwide recovery rest on the European Central Bank’s quantitative easing program.

The world’s financial markets have become increasingly complex in recent years. Now, more than ever, it is important to understand companies on a global basis. At MFS®, we believe our integrated research platform, collaborative culture, active risk management process and long-term focus give us a research advantage.

As investors, we aim to add long-term value. We believe this approach will serve you well as you work with your financial advisor to reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

October 15, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Apple, Inc.	2.7%
JPMorgan Chase & Co.	1.8%
Wells Fargo & Co.	1.6%
Allergan PLC	1.6%
Hess Corp.	1.5%
Google, Inc., “A”	1.5%
American International Group, Inc.	1.4%
American Express Co.	1.3%
American Tower Corp., REIT	1.3%
Valero Energy Corp.	1.3%

Equity sectors
Financial Services	18.2%
Technology	15.9%
Health Care	15.1%
Retailing	7.5%
Industrial Goods & Services	7.4%
Consumer Staples	6.8%
Energy	6.1%
Utilities & Communications (s)	5.7%
Leisure	5.2%
Basic Materials	4.0%
Special Products & Services	4.0%
Transportation (s)	1.7%
Autos & Housing	1.4%

(s)	Includes securities sold short.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and the Notes to Financial Statements for additional information related to certain risks associated with assets included in “Other”.

Percentages are based on net assets as of 8/31/15.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2015, Class A shares of the MFS Core Equity Fund (“fund”) provided a total return of 0.98%, at net asset value. This compares with a return of 0.36% for the fund’s benchmark, the Russell 3000 Index.

Market Environment

A generally risk-friendly environment prevailed in the first half of the period and any market setbacks, triggered by global growth concerns, were short-lived as central banks responded and kept monetary policy accommodative. For example, the US tempered rate hike expectations while Japan, Europe and China provided fresh stimulus measures which ultimately supported risk assets. Early in the second half of the period, the European Central Bank cut policy interest rates and announced non-conventional easing measures, pushing yields on a significant portion of Eurozone sovereign bonds deeper into negative territory, a notable highlight amid a mini-wave of global easing due to declining inflation and inflation expectations. However, the environment supporting risk began to break down in the latter phases of the period, with both US investment grade and high yield corporate spreads widening out and any individual company performance below expectations resulted in market selling.

A dominant trend for most of the period was the ongoing rise in US equities. Until early in the second half of the period, this was paired with a decline in US and global bond yields. The uptrend in US corporate margins and profits continued throughout the second half of 2014, but in the latter part of the period the margin results became more bifurcated with energy and materials suffering and the rest of the companies holding on to net margins in an ongoing slow revenue growth environment. A rising dollar and a sharp decline in commodity prices, particularly crude oil prices, negatively impacted credit markets, notably US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility. In the second half of the period, global sovereign bond yields rose, shrugging off concerns over a Greek debt default. The rise tempered the equity advance, as odds of a 2015 US Federal Reserve rate hike increased. At the end of the period, the stronger US dollar slowed revenues in many US-based multinational companies. As the last month of the period began, risk shedding became a theme across emerging market countries and continued to weaken Chinese economic data as well as economic data of the commodity-driven countries. Risk shedding accelerated outflows and cross-border selling. By the end of the period, many of the world’s equity markets had entered into “correction” territory.

Contributors to performance

Security selection in the technology sector was a significant factor that contributed positively to performance relative to the Russell 3000 Index. The fund’s overweight position in analog semiconductor manufacturer Avago Technologies (Singapore) aided relative results as the stock benefited from strong quarterly results which were driven by their wireless communications division.

Strong stock selection in the health care sector further strengthened relative returns. The fund’s holdings of pharmaceutical company Valeant Pharmaceuticals (b) (Canada)

Management Review – continued

boosted relative returns as shares advanced on news of solid organic growth, strong new product launches and the announcement of the company’s acquisition of Salix Pharmaceuticals. The fund’s overweight position in eye and skin care products company Allergan (formerly Activis) performed well as the merger between Activis and Allergan was successful. The timing of holdings in biopharmaceutical company AMAG Pharmaceuticals, particularly an overweight position for the majority of the first half of the reporting period, further lifted relative performance. Strong quarterly results were aided by the recent acquisition of Lumara Health which specializes in maternal health. In particular, the drug Makena, which aims to lower the risk of pre-term births, captured increased market share and continued to be very successful.

Security selection in the consumer staples sector also helped relative performance however, there were no individual securities within this sector that were among the fund’s top relative contributors.

Elsewhere, avoiding integrated oil and gas company Exxon Mobil improved relative results. Shares of Exxon Mobil were negatively impacted by the overall decline in global commodity markets. The timing of the fund’s ownership in shares of coating systems manufacturer Axalta Coating Systems (h) benefited relative results as shares reacted favorably to strong earnings and guidance announcements. Lastly, the fund’s overweight positions in global payments technology company Visa, apparel retailer Burlington Stores (h), child care and early education provider Bright Horizons and cable services provider Time Warner Cable also added to relative performance.

Detractors from performance

Stock selection in the leisure sector detracted from performance relative to the Russell 3000 Index. Overweight positions in resort casino operator Wynn and global media company Twenty-First Century Fox weighed on relative results. Wynn shares declined over the period on a combination of results that missed market expectations and a poor outlook from management. Weak demand in the key markets of Macau and Las Vegas led the firm to slash its quarterly dividend earlier this year. Shares of Twenty-First Century Fox tumbled after management lowered guidance despite fourth-quarter results that were in line with market expectations.

Poor security selection in the transportation sector also hindered relative results. There were no individual securities within this sector that were among the fund’s top relative detractors.

A slightly overweight allocation and stock selection within the energy sector also weakened relative results. Notably, overweight positions in global integrated energy company Hess, oilfield services provider Halliburton and offshore drilling company Noble Energy weighed on relative performance as all three stocks lagged the benchmark due to the global correction in commodities markets.

Elsewhere, an underweight position in internet retailer Amazon.com and overweight positions in mining equipment manufacturer Joy Global (h), global industrial manufacturing and engineering company Colfax (h) and online foreign exchange trading provider FXCM (h) dampened relative results.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully

Management Review – continued

invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Joseph MacDougall

Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 8/31/15

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 8/31/15

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	1/02/96	0.98%	15.61%	7.59%	N/A
B	1/02/97	0.25%	14.74%	6.82%	N/A
C	1/02/97	0.26%	14.76%	6.82%	N/A
I	1/02/97	1.23%	15.90%	7.90%	N/A
R1	4/01/05	0.22%	14.75%	6.79%	N/A
R2	10/31/03	0.75%	15.32%	7.32%	N/A
R3	4/01/05	0.99%	15.61%	7.58%	N/A
R4	4/01/05	1.22%	15.89%	7.85%	N/A
R5	1/02/13	1.34%	N/A	N/A	15.89%
Comparative benchmark
Russell 3000 Index (f)		0.36%	16.03%	7.33%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		(4.82)%	14.25%	6.95%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(3.43)%	14.51%	6.82%	N/A
C With CDSC (1% for 12 months) (v)		(0.66)%	14.76%	6.82%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Russell 3000 Index – constructed to provide a comprehensive barometer for the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share

Performance Summary – continued

classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

March 1, 2015 through August 31, 2015

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2015 through August 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/15	Ending Account Value 8/31/15	Expenses Paid During Period (p) 3/01/15-8/31/15
A	Actual	1.04%	$1,000.00	$950.04	$5.11
	Hypothetical (h)	1.04%	$1,000.00	$1,019.96	$5.30
B	Actual	1.80%	$1,000.00	$946.72	$8.83
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
C	Actual	1.80%	$1,000.00	$946.62	$8.83
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
I	Actual	0.80%	$1,000.00	$951.17	$3.93
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
R1	Actual	1.80%	$1,000.00	$946.57	$8.83
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
R2	Actual	1.30%	$1,000.00	$949.02	$6.39
	Hypothetical (h)	1.30%	$1,000.00	$1,018.65	$6.61
R3	Actual	1.05%	$1,000.00	$950.21	$5.16
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35
R4	Actual	0.80%	$1,000.00	$951.37	$3.93
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
R5	Actual	0.70%	$1,000.00	$951.89	$3.44
	Hypothetical (h)	0.70%	$1,000.00	$1,021.68	$3.57

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

Expense ratios include 0.01% of investment related expenses from short sales (See Note 2 of the Notes to Financial Statements).

PORTFOLIO OF INVESTMENTS

8/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.0%
Issuer	Shares/Par	Value ($)
Aerospace - 3.3%
Honeywell International, Inc.	142,939	$14,189,555
Northrop Grumman Corp.	59,904	9,808,681
Rockwell Collins, Inc.	61,679	5,048,426
Textron, Inc.	53,151	2,062,259
United Technologies Corp.	115,592	10,589,383

		$41,698,304
Alcoholic Beverages - 0.5%
Constellation Brands, Inc., “A”	45,762	$5,857,536

Apparel Manufacturers - 1.0%
Hanesbrands, Inc.	192,184	$5,786,660
PVH Corp.	53,734	6,393,271

		$12,179,931
Automotive - 0.4%
Delphi Automotive PLC	71,787	$5,421,354

Biotechnology - 2.3%
Alder Biopharmaceuticals, Inc. (a)	51,122	$1,980,978
Alexion Pharmaceuticals, Inc. (a)	76,204	13,121,567
AMAG Pharmaceuticals, Inc. (a)	107,001	6,691,843
Biogen, Inc. (a)	19,329	5,746,512
Exact Sciences Corp. (a)(l)	24,567	543,176

		$28,084,076
Broadcasting - 2.0%
Nielsen Holdings PLC	70,857	$3,204,862
Time Warner, Inc.	132,751	9,438,596
Twenty-First Century Fox, Inc.	449,687	12,316,927

		$24,960,385
Brokerage & Asset Managers - 2.3%
Affiliated Managers Group, Inc. (a)	14,398	$2,684,363
BlackRock, Inc.	32,187	9,735,602
Franklin Resources, Inc.	174,607	7,085,552
NASDAQ OMX Group, Inc.	171,731	8,790,910

		$28,296,427

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - 2.6%
Accenture PLC, “A”	54,455	$5,133,473
Bright Horizons Family Solutions, Inc. (a)	90,148	5,509,846
Equifax, Inc.	20,201	1,977,678
Fidelity National Information Services, Inc.	94,752	6,543,573
Gartner, Inc. (a)	79,948	6,836,353
Global Payments, Inc.	25,328	2,821,286
IMS Health Holdings, Inc. (a)	92,178	2,753,357
Univar, Inc. (a)	35,779	810,037

		$32,385,603
Cable TV - 1.5%
Charter Communications, Inc., “A” (a)	31,843	$5,783,007
Time Warner Cable, Inc.	70,425	13,100,459

		$18,883,466
Chemicals - 2.1%
Agrium, Inc.	39,927	$4,145,962
LyondellBasell Industries N.V., “A”	63,945	5,459,624
Monsanto Co.	49,428	4,826,644
PPG Industries, Inc.	124,135	11,828,824

		$26,261,054
Computer Software - 3.3%
Adobe Systems, Inc. (a)	153,837	$12,086,973
Intuit, Inc.	44,138	3,784,834
Oracle Corp.	211,561	7,846,797
Qlik Technologies, Inc. (a)	130,993	4,959,395
Salesforce.com, Inc. (a)	179,950	12,481,332

		$41,159,331
Computer Software - Systems - 4.8%
Apple, Inc. (s)	295,625	$33,334,675
EMC Corp.	418,891	10,417,819
Hewlett-Packard Co.	67,720	1,900,223
NCR Corp. (a)	128,094	3,213,878
Rapid7, Inc. (a)	24,768	522,357
Sabre Corp.	177,770	4,838,899
SS&C Technologies Holdings, Inc.	70,354	4,765,780
Western Digital Corp.	12,271	1,005,731

		$59,999,362
Construction - 1.0%
Interface, Inc.	267,258	$6,478,334
Sherwin-Williams Co.	23,055	5,897,700

		$12,376,034

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Consumer Products - 2.1%
Colgate-Palmolive Co.	214,097	$13,447,433
Estee Lauder Cos., Inc., “A”	82,699	6,596,899
Newell Rubbermaid, Inc.	147,294	6,205,496

		$26,249,828
Consumer Services - 1.4%
Capella Education Co.	32,407	$1,579,841
Nord Anglia Education, Inc. (a)	208,260	4,277,660
Priceline Group, Inc. (a)	8,936	11,157,847

		$17,015,348
Containers - 0.3%
Crown Holdings, Inc. (a)	33,697	$1,670,360
Graphic Packaging Holding Co.	117,676	1,659,232

		$3,329,592
Electrical Equipment - 2.2%
Advanced Drainage Systems, Inc.	146,267	$4,155,445
AMETEK, Inc.	133,405	7,179,857
Danaher Corp.	151,179	13,155,597
W.W. Grainger, Inc.	12,253	2,737,810

		$27,228,709
Electronics - 3.2%
Analog Devices, Inc.	26,997	$1,508,052
Avago Technologies Ltd.	109,268	13,764,490
KLA-Tencor Corp.	56,237	2,818,036
Mellanox Technologies Ltd. (a)	88,396	3,574,734
Skyworks Solutions, Inc.	26,494	2,314,251
Texas Instruments, Inc.	307,965	14,733,046
Ultratech, Inc. (a)	85,419	1,469,207

		$40,181,816
Energy - Independent - 4.5%
Anadarko Petroleum Corp.	60,569	$4,335,529
Concho Resources, Inc. (a)	15,833	1,712,497
Energen Corp.	13,734	714,168
EOG Resources, Inc.	71,738	5,617,803
Goodrich Petroleum Corp. (a)(l)	126,142	115,193
Hess Corp. (s)	318,071	18,909,321
Memorial Resource Development Corp. (a)	131,477	2,551,969
Noble Energy, Inc.	54,387	1,817,070
Parsley Energy, Inc., “A” (a)	52,681	906,113
PDC Energy, Inc. (a)	9,373	526,575

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Energy - Independent - continued
Pioneer Natural Resources Co.	18,255	$2,246,460
Rice Energy, Inc. (a)	44,013	856,053
Valero Energy Corp.	270,153	16,030,879

		$56,339,630
Energy - Integrated - 0.3%
Chevron Corp.	51,115	$4,139,804

Food & Beverages - 3.1%
Coca-Cola Co.	316,912	$12,460,980
General Mills, Inc.	103,026	5,847,756
Mead Johnson Nutrition Co., “A”	44,860	3,514,332
Mondelez International, Inc.	194,007	8,218,137
Snyders-Lance, Inc.	86,881	2,933,971
WhiteWave Foods Co., “A” (a)	115,880	5,346,703

		$38,321,879
Food & Drug Stores - 1.3%
CVS Health Corp.	151,286	$15,491,686
Fairway Group Holdings Corp. (a)(l)	354,644	805,042

		$16,296,728
Gaming & Lodging - 0.6%
La Quinta Holdings, Inc. (a)	155,911	$2,938,922
Wynn Resorts Ltd.	57,420	4,309,371

		$7,248,293
General Merchandise - 2.2%
Costco Wholesale Corp.	13,458	$1,884,793
Dollar Tree, Inc. (a)	95,725	7,299,989
Five Below, Inc. (a)	185,234	7,162,999
Kohl’s Corp.	72,968	3,723,557
Target Corp.	89,812	6,979,291

		$27,050,629
Health Maintenance Organizations - 1.3%
Cigna Corp.	34,446	$4,849,652
UnitedHealth Group, Inc.	97,448	11,274,734

		$16,124,386
Insurance - 2.7%
American International Group, Inc.	298,843	$18,032,187
MetLife, Inc.	110,860	5,554,086
Symetra Financial Corp.	192,725	6,065,056

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Insurance - continued
Unum Group	127,933	$4,290,873

		$33,942,202
Internet - 3.5%
Facebook, Inc., “A “ (a)	87,590	$7,833,174
Google, Inc., “A” (a)	28,108	18,208,925
Google, Inc., “C” (a)	18,092	11,185,379
LinkedIn Corp., “A” (a)	38,599	6,970,979

		$44,198,457
Machinery & Tools - 1.9%
Allison Transmission Holdings, Inc.	155,244	$4,439,978
Illinois Tool Works, Inc.	52,018	4,397,082
IPG Photonics Corp. (a)	49,572	4,184,868
Roper Technologies, Inc.	63,708	10,326,430

		$23,348,358
Major Banks - 4.3%
Goldman Sachs Group, Inc.	60,995	$11,503,657
JPMorgan Chase & Co. (s)	349,347	22,393,143
Wells Fargo & Co.	377,835	20,149,941

		$54,046,741
Medical & Health Technology & Services - 1.8%
Cerner Corp. (a)	27,487	$1,697,597
Community Health Systems, Inc. (a)	37,615	2,019,926
HCA Holdings, Inc. (a)	37,144	3,217,413
Healthcare Services Group, Inc.	70,333	2,351,936
Henry Schein, Inc. (a)	16,914	2,314,004
McKesson Corp.	45,983	9,085,321
MedAssets, Inc. (a)	67,121	1,417,596

		$22,103,793
Medical Equipment - 4.2%
Abbott Laboratories	204,417	$9,258,046
AtriCure, Inc. (a)	49,752	1,216,934
Cepheid, Inc. (a)	23,202	1,130,865
Cooper Cos., Inc.	32,764	5,321,529
DexCom, Inc. (a)	24,773	2,332,130
Insulet Corp. (a)	43,816	1,301,773
Medtronic PLC	174,370	12,605,207
OraSure Technologies, Inc. (a)	208,513	1,125,970
PerkinElmer, Inc.	51,143	2,489,641
STERIS Corp.	14,649	938,268

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical Equipment - continued
Stryker Corp.	114,957	$11,340,508
TearLab Corp. (a)(l)	279,086	759,114
VWR Corp. (a)	113,034	2,967,143

		$52,787,128
Metals & Mining - 0.2%
First Quantum Minerals Ltd. (l)	120,336	$627,474
Lundin Mining Corp. (a)	512,617	1,741,713

		$2,369,187
Natural Gas - Distribution - 0.3%
NorthWestern Corp.	79,241	$4,092,005

Natural Gas - Pipeline - 0.5%
EQT GP Holdings LP	24,564	$798,821
Plains GP Holdings LP	91,671	1,795,835
Williams Partners LP	78,859	3,142,531

		$5,737,187
Network & Telecom - 1.1%
Cisco Systems, Inc.	405,921	$10,505,235
Ixia (a)	172,080	2,662,078

		$13,167,313
Oil Services - 1.3%
Forum Energy Technologies, Inc. (a)	45,003	$707,447
Halliburton Co.	99,206	3,903,756
Oil States International, Inc. (a)	19,326	548,279
Schlumberger Ltd.	133,699	10,344,292
Tesco Corp.	83,602	709,781

		$16,213,555
Other Banks & Diversified Financials - 5.4%
American Express Co.	217,017	$16,649,544
Discover Financial Services	224,774	12,077,107
EuroDekania Ltd.	580,280	202,674
Fifth Third Bancorp	414,723	8,261,282
PrivateBancorp, Inc.	110,783	4,193,137
Texas Capital Bancshares, Inc. (a)	110,002	5,924,708
Visa, Inc., “A”	201,568	14,371,798
Wintrust Financial Corp.	122,697	6,257,547

		$67,937,797

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Pharmaceuticals - 5.6%
Allergan PLC (a)	65,242	$19,816,605
Bristol-Myers Squibb Co.	202,700	12,054,569
Eli Lilly & Co.	194,259	15,997,229
Merck & Co., Inc.	191,417	10,307,805
Valeant Pharmaceuticals International, Inc. (a)	49,567	11,430,150

		$69,606,358
Railroad & Shipping - 1.3%
Canadian Pacific Railway Ltd.	41,522	$6,028,994
Union Pacific Corp.	113,822	9,759,098

		$15,788,092
Real Estate - 3.4%
Equity Lifestyle Properties, Inc., REIT	104,536	$5,828,927
Gramercy Property Trust, Inc., REIT	157,054	3,472,464
Medical Properties Trust, Inc., REIT	523,298	6,106,888
Mid-America Apartment Communities, Inc., REIT	101,893	8,007,771
Plum Creek Timber Co. Inc., REIT	184,608	7,105,562
STAG Industrial, Inc., REIT	69,592	1,187,240
Tanger Factory Outlet Centers, Inc., REIT	260,205	8,232,886
WP GLIMCHER, Inc., REIT	196,999	2,385,658

		$42,327,396
Restaurants - 1.1%
Aramark	169,624	$5,316,016
Chuy’s Holdings, Inc. (a)	6,337	194,166
Domino’s Pizza, Inc.	21,504	2,278,134
YUM! Brands, Inc.	81,066	6,466,635

		$14,254,951
Specialty Chemicals - 1.4%
Albemarle Corp.	128,035	$5,788,462
Amira Nature Foods Ltd. (a)(l)	69,772	277,693
Ecolab, Inc.	70,621	7,707,576
W.R. Grace & Co. (a)	42,741	4,228,795

		$18,002,526
Specialty Stores - 3.0%
Amazon.com, Inc. (a)	5,990	$3,072,211
American Eagle Outfitters, Inc.	87,038	1,481,387
AutoZone, Inc. (a)	11,445	8,194,506
Cabela’s, Inc. (a)	70,173	3,155,680
Gap, Inc.	153,657	5,041,486
Lumber Liquidators Holdings, Inc. (a)(l)	32,460	490,471

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Stores - continued
Ross Stores, Inc.	126,976	$6,173,573
Sally Beauty Holdings, Inc. (a)	167,057	4,366,870
Urban Outfitters, Inc. (a)	190,180	5,868,955

		$37,845,139
Telecommunications - Wireless - 1.3%
American Tower Corp., REIT	174,449	$16,082,453

Telephone Services - 1.0%
Verizon Communications, Inc.	272,729	$12,548,261

Tobacco - 1.1%
Altria Group, Inc.	128,420	$6,880,744
Philip Morris International, Inc.	44,686	3,565,943
Reynolds American, Inc.	44,261	3,706,859

		$14,153,546
Trucking - 0.6%
FedEx Corp.	15,556	$2,342,889
Swift Transportation Co. (a)	267,268	5,209,053

		$7,551,942
Utilities - Electric Power - 2.4%
Abengoa Yield PLC	41,352	$941,172
American Electric Power Co., Inc.	74,149	4,025,549
Calpine Corp. (a)	148,034	2,359,662
CMS Energy Corp.	134,010	4,392,848
Dominion Resources, Inc.	55,696	3,884,796
Edison International	58,066	3,395,700
Exelon Corp.	119,168	3,665,608
NextEra Energy, Inc.	46,164	4,542,999
NRG Energy, Inc.	83,936	1,672,005
Pattern Energy Group, Inc.	61,893	1,403,111

		$30,283,450
Total Common Stocks (Identified Cost, $1,045,681,030)		$1,235,477,342

Convertible Preferred Stocks - 0.4%
Telephone Services - 0.4%
Frontier Communications Corp., 11.125% (Identified Cost, $4,457,362)	44,116	$4,446,893

Money Market Funds - 1.0%
MFS Institutional Money Market Portfolio, 0.11%, at Cost and Net Asset Value (v)	12,260,098	$12,260,098

Portfolio of Investments – continued

Collateral for Securities Loaned - 0.1%
Issuer	Shares/Par	Value ($)
Navigator Securities Lending Prime Portfolio, 0.19%, at Cost and Net Asset Value (j)	1,847,684	$1,847,684
Total Investments (Identified Cost, $1,064,246,174)		$1,254,032,017

Securities Sold Short - (0.4)%
Telecommunications - Wireless - (0.2)%
Crown Castle International Corp., REIT	(24,607)	$(2,051,978)

Trucking - (0.2)%
United Parcel Service, Inc., “B”	(27,702)	$(2,705,100)
Total Securities Sold Short (Proceeds Received, $4,692,331)		$(4,757,078)

Other Assets, Less Liabilities - (0.1)%		(1,104,771)
Net Assets - 100.0%		$1,248,170,168

(a)	Non-income producing security.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and certain derivative transactions.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

At August 31, 2015, the fund had cash collateral of $61,976 and other liquid securities with an aggregate value of $8,472,587 to cover any commitments for securities sold short and/or certain derivative contracts. Cash collateral is comprised of “Deposits with brokers” on the Statement of Assets and Liabilities.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/15

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $1,051,986,076)	$1,241,771,919
Underlying affiliated funds, at cost and value	12,260,098
Total investments, at value, including $1,754,411 of securities on loan (identified cost, $1,064,246,174)	$1,254,032,017
Cash	21,859
Deposits with brokers	61,976
Receivables for
Investments sold	7,162,734
Fund shares sold	1,565,460
Interest and dividends	1,764,812
Other assets	1,651
Total assets	$1,264,610,509
Liabilities
Payables for
Dividends on securities sold short	$20,222
Securities sold short, at value (proceeds received, $4,692,331)	4,757,078
Investments purchased	7,204,608
Fund shares reacquired	1,674,685
Collateral for securities loaned, at value	1,847,684
Payable to affiliates
Investment adviser	75,475
Shareholder servicing costs	590,588
Distribution and service fees	38,106
Payable for independent Trustees’ compensation	88,547
Accrued expenses and other liabilities	143,348
Total liabilities	$16,440,341
Net assets	$1,248,170,168
Net assets consist of
Paid-in capital	$938,039,572
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	189,721,124
Accumulated net realized gain (loss) on investments and foreign currency	114,672,621
Undistributed net investment income	5,736,851
Net assets	$1,248,170,168
Shares of beneficial interest outstanding	46,328,446

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$963,167,375	35,420,685	$27.19
Class B	34,126,201	1,381,810	24.70
Class C	88,019,937	3,597,595	24.47
Class I	49,767,924	1,749,740	28.44
Class R1	3,625,276	148,256	24.45
Class R2	16,331,867	613,459	26.62
Class R3	65,775,113	2,426,955	27.10
Class R4	21,158,674	772,383	27.39
Class R5	6,197,801	217,563	28.49

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $28.85 [100 / 94.25 x $27.19]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/15

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$20,295,832
Interest	289,355
Dividends from underlying affiliated funds	12,226
Foreign taxes withheld	(35,694)
Total investment income	$20,561,719
Expenses
Management fee	$7,720,097
Distribution and service fees	4,142,896
Shareholder servicing costs	2,000,825
Administrative services fee	218,243
Independent Trustees’ compensation	37,700
Custodian fee	125,068
Shareholder communications	100,325
Audit and tax fees	54,606
Legal fees	9,954
Dividend and interest expense on securities sold short	105,796
Miscellaneous	184,089
Total expenses	$14,699,599
Fees paid indirectly	(52)
Reduction of expenses by investment adviser and distributor	(145,045)
Net expenses	$14,554,502
Net investment income	$6,007,217
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$132,835,087
Securities sold short	(373,305)
Foreign currency	(3,977)
Net realized gain (loss) on investments and foreign currency	$132,457,805
Change in unrealized appreciation (depreciation)
Investments	$(124,429,514)
Securities sold short	19,239
Translation of assets and liabilities in foreign currencies	(11)
Net unrealized gain (loss) on investments and foreign currency translation	$(124,410,286)
Net realized and unrealized gain (loss) on investments and foreign currency	$8,047,519
Change in net assets from operations	$14,054,736

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2015	2014
Change in net assets
From operations
Net investment income	$6,007,217	$5,110,168
Net realized gain (loss) on investments and foreign currency	132,457,805	105,521,459
Net unrealized gain (loss) on investments and foreign currency translation	(124,410,286)	142,264,064
Change in net assets from operations	$14,054,736	$252,895,691
Distributions declared to shareholders
From net investment income	$(5,098,135)	$(7,149,277)
From net realized gain on investments	(95,270,510)	—
Total distributions declared to shareholders	$(100,368,645)	$(7,149,277)
Change in net assets from fund share transactions	$42,386,413	$(64,001,160)
Total change in net assets	$(43,927,496)	$181,745,254
Net assets
At beginning of period	1,292,097,664	1,110,352,410
At end of period (including undistributed net investment income of $5,736,851 and $4,997,534, respectively)	$1,248,170,168	$1,292,097,664

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$29.19	$23.82	$19.68	$17.20	$14.62
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.13	$0.18	$0.11	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	0.13	5.41	4.07	2.47	2.58
Total from investment operations	$0.28	$5.54	$4.25	$2.58	$2.69
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.17)	$(0.11)	$(0.10)	$(0.11)
From net realized gain on investments	(2.15)	—	—	—	—
Total distributions declared to shareholders	$(2.28)	$(0.17)	$(0.11)	$(0.10)	$(0.11)
Net asset value, end of period (x)	$27.19	$29.19	$23.82	$19.68	$17.20
Total return (%) (r)(s)(t)(x)	0.98	23.33	21.69	15.10	18.39
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.05	1.11	1.15	1.18
Expenses after expense reductions (f)	1.04	1.04	1.11	1.15	1.18
Net investment income	0.52	0.49	0.81	0.61	0.60
Portfolio turnover	53	48	58	65	66
Net assets at end of period (000 omitted)	$963,167	$1,002,028	$873,139	$686,616	$612,504
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.03	1.04	1.10	1.15	1.17

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$26.78	$21.88	$18.11	$15.86	$13.50
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.06)	$(0.06)	$0.01	$(0.02)	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	0.13	4.96	3.76	2.27	2.38
Total from investment operations	$0.07	$4.90	$3.77	$2.25	$2.36
Less distributions declared to shareholders
From net realized gain on investments	$(2.15)	$—	$—	$—	$—
Net asset value, end of period (x)	$24.70	$26.78	$21.88	$18.11	$15.86
Total return (%) (r)(s)(t)(x)	0.25	22.39	20.82	14.19	17.48
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.80	1.80	1.86	1.91	1.93
Expenses after expense reductions (f)	1.80	1.80	1.86	1.90	1.93
Net investment income (loss)	(0.23)	(0.26)	0.07	(0.14)	(0.15)
Portfolio turnover	53	48	58	65	66
Net assets at end of period (000 omitted)	$34,126	$40,536	$40,495	$43,320	$49,181
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.79	1.80	1.86	1.90	1.92

See Notes to Financial Statements

Financial Highlights – continued

Class C	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$26.55	$21.72	$17.98	$15.74	$13.39
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.06)	$(0.06)	$0.01	$(0.02)	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	0.13	4.92	3.73	2.26	2.37
Total from investment operations	$0.07	$4.86	$3.74	$2.24	$2.35
Less distributions declared to shareholders
From net investment income	$—	$(0.03)	$—	$—	$—
From net realized gain on investments	(2.15)	—	—	—	—
Total distributions declared to shareholders	$(2.15)	$(0.03)	$—	$—	$—
Net asset value, end of period (x)	$24.47	$26.55	$21.72	$17.98	$15.74
Total return (%) (r)(s)(t)(x)	0.26	22.38	20.80	14.23	17.55
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.80	1.80	1.86	1.90	1.93
Expenses after expense reductions (f)	1.80	1.80	1.86	1.90	1.93
Net investment income (loss)	(0.23)	(0.26)	0.06	(0.14)	(0.15)
Portfolio turnover	53	48	58	65	66
Net assets at end of period (000 omitted)	$88,020	$89,702	$78,777	$64,258	$62,249
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.79	1.80	1.86	1.90	1.92

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$30.43	$24.82	$20.49	$17.91	$15.21
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.21	$0.24	$0.16	$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	0.13	5.62	4.25	2.57	2.70
Total from investment operations	$0.36	$5.83	$4.49	$2.73	$2.85
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.22)	$(0.16)	$(0.15)	$(0.15)
From net realized gain on investments	(2.15)	—	—	—	—
Total distributions declared to shareholders	$(2.35)	$(0.22)	$(0.16)	$(0.15)	$(0.15)
Net asset value, end of period (x)	$28.44	$30.43	$24.82	$20.49	$17.91
Total return (%) (r)(s)(x)	1.23	23.61	22.03	15.36	18.73
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80	0.80	0.86	0.90	0.93
Expenses after expense reductions (f)	0.80	0.80	0.86	0.90	0.93
Net investment income	0.77	0.73	1.05	0.86	0.83
Portfolio turnover	53	48	58	65	66
Net assets at end of period (000 omitted)	$49,768	$45,089	$29,812	$20,441	$17,250
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.79	0.80	0.86	0.90	0.92

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Years ended 8/31
	2015	2014		2013	2012	2011
Net asset value, beginning of period	$26.54	$21.69		$17.95	$15.72	$13.38
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.06)	$(0.06)		$0.02	$(0.02)	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	0.12	4.91		3.72	2.25	2.37
Total from investment operations	$0.06	$4.85		$3.74	$2.23	$2.35
Less distributions declared to shareholders
From net investment income	$—	$(0.00	)(w)	$—	$—	$(0.01)
From net realized gain on investments	(2.15)	—		—	—	—
Total distributions declared to shareholders	$(2.15)	$(0.00	)(w)	$—	$—	$(0.01)
Net asset value, end of period (x)	$24.45	$26.54		$21.69	$17.95	$15.72
Total return (%) (r)(s)(x)	0.22	22.38		20.84	14.19	17.56
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.80	1.80		1.86	1.90	1.93
Expenses after expense reductions (f)	1.80	1.80		1.86	1.90	1.93
Net investment income (loss)	(0.23)	(0.26)		0.08	(0.14)	(0.15)
Portfolio turnover	53	48		58	65	66
Net assets at end of period (000 omitted)	$3,625	$4,132		$3,839	$4,098	$3,904
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.79	1.80		1.85	1.90	1.92

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$28.59	$23.35	$19.28	$16.86	$14.33
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.06	$0.12	$0.06	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	0.14	5.29	4.00	2.42	2.54
Total from investment operations	$0.21	$5.35	$4.12	$2.48	$2.60
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.11)	$(0.05)	$(0.06)	$(0.07)
From net realized gain on investments	(2.15)	—	—	—	—
Total distributions declared to shareholders	$(2.18)	$(0.11)	$(0.05)	$(0.06)	$(0.07)
Net asset value, end of period (x)	$26.62	$28.59	$23.35	$19.28	$16.86
Total return (%) (r)(s)(x)	0.75	22.96	21.44	14.74	18.14
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.30	1.30	1.36	1.40	1.43
Expenses after expense reductions (f)	1.30	1.30	1.36	1.40	1.43
Net investment income	0.27	0.24	0.56	0.36	0.35
Portfolio turnover	53	48	58	65	66
Net assets at end of period (000 omitted)	$16,332	$19,434	$19,625	$17,369	$16,424
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.29	1.30	1.36	1.40	1.42

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$29.10	$23.75	$19.63	$17.16	$14.59
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.13	$0.18	$0.11	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	0.13	5.39	4.05	2.47	2.57
Total from investment operations	$0.28	$5.52	$4.23	$2.58	$2.68
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.17)	$(0.11)	$(0.11)	$(0.11)
From net realized gain on investments	(2.15)	—	—	—	—
Total distributions declared to shareholders	$(2.28)	$(0.17)	$(0.11)	$(0.11)	$(0.11)
Net asset value, end of period (x)	$27.10	$29.10	$23.75	$19.63	$17.16
Total return (%) (r)(s)(x)	0.99	23.32	21.68	15.12	18.38
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.05	1.11	1.15	1.18
Expenses after expense reductions (f)	1.05	1.05	1.11	1.15	1.18
Net investment income	0.52	0.49	0.81	0.61	0.60
Portfolio turnover	53	48	58	65	66
Net assets at end of period (000 omitted)	$65,775	$68,977	$58,381	$46,833	$32,277
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.04	1.05	1.10	1.15	1.17

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$29.40	$23.99	$19.81	$17.32	$14.72
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.20	$0.23	$0.16	$0.13
Net realized and unrealized gain (loss) on investments and foreign currency	0.12	5.44	4.11	2.48	2.62
Total from investment operations	$0.34	$5.64	$4.34	$2.64	$2.75
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.23)	$(0.16)	$(0.15)	$(0.15)
From net realized gain on investments	(2.15)	—	—	—	—
Total distributions declared to shareholders	$(2.35)	$(0.23)	$(0.16)	$(0.15)	$(0.15)
Net asset value, end of period (x)	$27.39	$29.40	$23.99	$19.81	$17.32
Total return (%) (r)(s)(x)	1.22	23.62	22.03	15.36	18.68
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80	0.81	0.86	0.91	0.92
Expenses after expense reductions (f)	0.80	0.80	0.86	0.90	0.92
Net investment income	0.76	0.72	1.04	0.86	0.75
Portfolio turnover	53	48	58	65	66
Net assets at end of period (000 omitted)	$21,159	$19,706	$6,165	$1,871	$1,367
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.79	0.80	0.86	0.90	0.91

See Notes to Financial Statements

Financial Highlights – continued

Class R5	Years ended 8/31
	2015	2014	2013 (i)
Net asset value, beginning of period	$30.47	$24.84	$21.02
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.23	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	0.15	5.64	3.60
Total from investment operations	$0.39	$5.87	$3.82
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.24)	$—
From net realized gain on investments	(2.15)	—	—
Total distributions declared to shareholders	$(2.37)	$(0.24)	$—
Net asset value, end of period (x)	$28.49	$30.47	$24.84
Total return (%) (r)(s)(x)	1.34	23.73	18.17	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.71	0.71	0.76	(a)
Expenses after expense reductions (f)	0.70	0.71	0.76	(a)
Net investment income	0.82	0.80	1.39	(a)
Portfolio turnover	53	48	58
Net assets at end of period (000 omitted)	$6,198	$2,492	$119
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.69	0.71	0.75	(a)

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, January 2, 2013, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Core Equity Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity

Notes to Financial Statements – continued

securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that

Notes to Financial Statements – continued

the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,210,250,743	$—	$—	$1,210,250,743
Canada	23,974,293	—	—	23,974,293
Hong Kong	4,277,660	—	—	4,277,660
United Kingdom	941,172	—	—	941,172
United Arab Emirates	277,693	—	—	277,693
Cayman Islands	—	—	202,674	202,674
Mutual Funds	14,107,782	—	—	14,107,782
Total Investments	$1,253,829,343	$—	$202,674	$1,254,032,017
Short Sales	(4,757,078)	—	—	(4,757,078)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 8/31/14	$274,485
Change in unrealized appreciation (depreciation)	(71,811)
Balance as of 8/31/15	$202,674

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at August 31, 2015 is $(71,811). At August 31, 2015, the fund held one level 3 security.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable

Notes to Financial Statements – continued

to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended August 31, 2015, this expense amounted to $105,796. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan with a fair value of $1,754,411 and a related liability of $1,847,684 for cash collateral received on securities loaned, both of which are presented gross in the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended August 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net

Notes to Financial Statements – continued

investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, straddle loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	8/31/15	8/31/14
Ordinary income (including any short-term capital gains)	$40,341,379	$7,149,277
Long-term capital gain	60,027,266	—
Total distributions	$100,368,645	$7,149,277

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/15
Cost of investments	$1,065,349,268
Gross appreciation	253,473,774
Gross depreciation	(64,791,025)
Net unrealized appreciation (depreciation)	$188,682,749
Undistributed ordinary income	31,501,291
Undistributed long-term capital gain	93,547,223
Capital loss carryforwards	(3,199,908)
Other temporary differences	(400,759)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after August 31, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of August 31, 2015, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

8/31/16	$(3,199,908)

The availability of $3,199,908 of the capital loss carryforwards, which were acquired on July 24, 2009 in connection with the MFS New Endeavor Fund merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to

Notes to Financial Statements – continued

differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 8/31/15	Year ended 8/31/14	Year ended 8/31/15	Year ended 8/31/14
Class A	$4,295,674	$6,151,825	$73,002,676	$—
Class B	—	—	3,135,634	—
Class C	—	97,951	7,201,066	—
Class I	325,586	313,713	3,509,320	—
Class R1	—	485	336,539	—
Class R2	18,884	88,902	1,366,894	—
Class R3	301,920	423,237	5,094,315	—
Class R4	137,694	72,032	1,445,918	—
Class R5	18,377	1,132	178,148	—
Total	$5,098,135	$7,149,277	$95,270,510	$—

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	0.65%
Average daily net assets in excess of $500 million	0.55%

The investment adviser has agreed in writing to reduce its management fee to 0.50% of average daily net assets in excess of $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2016. For the year ended August 31, 2015, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced in accordance with this agreement. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2015, this management fee reduction amounted to $84,861, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2015 was equivalent to an annual effective rate of 0.58% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $299,851 for the year ended August 31, 2015, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

Notes to Financial Statements – continued

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$2,536,116
Class B	0.75%	0.25%	1.00%	1.00%	384,310
Class C	0.75%	0.25%	1.00%	1.00%	913,511
Class R1	0.75%	0.25%	1.00%	1.00%	42,253
Class R2	0.25%	0.25%	0.50%	0.50%	90,859
Class R3	—	0.25%	0.25%	0.25%	175,847
Total Distribution and Service Fees					$4,142,896

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2015 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2015, this rebate amounted to $57,050, $511, $2,131, and $65 for Class A, Class B, Class C, and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2015, were as follows:

Amount
Class A	$521
Class B	32,394
Class C	3,917
Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2015, the fee was $476,465, which equated to 0.0363% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do

Notes to Financial Statements – continued

not incur sub-accounting fees. For the year ended August 31, 2015, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,524,360.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2015 was equivalent to an annual effective rate of 0.0166% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $4,034 and the Retirement Deferral plan resulted in an expense of $7,970. Both amounts are included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended August 31, 2015. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $88,534 at August 31, 2015, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into a service agreement (the Compliance Officer Agreement) which provided for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino

Notes to Financial Statements – continued

resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. For the year ended August 31, 2015, the aggregate fees paid by the fund under these agreements were $4,922 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreement in the amount of $427, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended August 31, 2015, purchases and sales of investments, other than short sales, and short-term obligations, aggregated $693,477,130 and $746,227,527, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/15		Year ended 8/31/14
	Shares	Amount	Shares	Amount
Shares sold
Class A	3,965,636	$112,014,177	3,726,575	$98,779,253
Class B	144,954	3,744,055	128,799	3,156,038
Class C	483,286	12,349,102	320,385	7,756,813
Class I	537,955	15,955,057	489,647	13,383,291
Class R1	33,450	848,942	25,142	616,104
Class R2	93,037	2,598,442	114,651	3,009,148
Class R3	370,484	10,502,693	388,156	10,206,825
Class R4	227,230	6,506,590	568,620	15,584,037
Class R5	148,888	4,468,849	80,363	2,205,958
	6,004,920	$168,987,907	5,842,338	$154,697,467

Notes to Financial Statements – continued

	Year ended 8/31/15		Year ended 8/31/14
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	2,710,275	$73,340,043	219,909	$5,744,030
Class B	123,687	3,056,300	—	—
Class C	267,888	6,557,903	3,671	87,708
Class I	127,373	3,598,289	10,378	282,064
Class R1	13,757	336,495	20	485
Class R2	49,416	1,311,498	3,341	85,652
Class R3	200,083	5,396,235	16,253	423,237
Class R4	58,200	1,583,612	2,743	72,032
Class R5	6,949	196,525	41	1,122
	3,557,628	$95,376,900	256,356	$6,696,330

Shares reacquired
Class A	(5,587,471)	$(158,712,829)	(6,266,489)	$(167,777,284)
Class B	(400,550)	(10,367,317)	(465,704)	(11,473,848)
Class C	(532,303)	(13,614,273)	(572,495)	(13,987,990)
Class I	(397,463)	(11,692,783)	(219,406)	(6,160,376)
Class R1	(54,672)	(1,395,060)	(46,483)	(1,136,563)
Class R2	(208,631)	(5,735,645)	(278,899)	(7,430,972)
Class R3	(514,010)	(14,579,521)	(491,785)	(13,044,811)
Class R4	(183,408)	(5,295,081)	(158,003)	(4,285,803)
Class R5	(20,075)	(585,885)	(3,403)	(97,310)
	(7,898,583)	$(221,978,394)	(8,502,667)	$(225,394,957)

Net change
Class A	1,088,440	$26,641,391	(2,320,005)	$(63,254,001)
Class B	(131,909)	(3,566,962)	(336,905)	(8,317,810)
Class C	218,871	5,292,732	(248,439)	(6,143,469)
Class I	267,865	7,860,563	280,619	7,504,979
Class R1	(7,465)	(209,623)	(21,321)	(519,974)
Class R2	(66,178)	(1,825,705)	(160,907)	(4,336,172)
Class R3	56,557	1,319,407	(87,376)	(2,414,749)
Class R4	102,022	2,795,121	413,360	11,370,266
Class R5	135,762	4,079,489	77,001	2,109,770
	1,663,965	$42,386,413	(2,403,973)	$(64,001,160)

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the

Notes to Financial Statements – continued

participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2015, the fund’s commitment fee and interest expense were $4,431 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations. The period-end carrying value of the outstanding borrowings under this agreement on the fund’s Statement of Assets and Liabilities approximates its fair value which would have been considered level 2 under the fair value hierarchy disclosure if the liability were carried at fair value.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	4,714,652	200,201,465	(192,656,019)	12,260,098

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$12,226	$12,260,098

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and Shareholders of MFS Core Equity Fund:

We have audited the accompanying statement of assets and liabilities of MFS Core Equity Fund (the Fund) (one of the series constituting MFS Series Trust I), including the portfolio of investments, as of August 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Core Equity Fund (one of the series constituting MFS Series Trust I) at August 31, 2015, the results of its operations for the year then ended the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 15, 2015

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director
John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies, Director; Dycom Industries, Inc.
Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Susan S. Newton (k) (age 65)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A
Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of October 1, 2015, the Trustees served as board members of 138 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager
Joseph MacDougall

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $500 million, and that MFS has agreed in writing to further reduce its advisory fee rate on the Fund’s average daily net assets over $2.5 billion, which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $76,947,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 38.06% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2015

MFS® GLOBAL LEADERS FUND

GLD-ANN

MFS® GLOBAL LEADERS FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

The U.S. economy bounced back after another harsh winter curtailed domestic consumption. Despite strengthening labor and housing markets, however, a stronger U.S. dollar and weak overseas demand have held back corporate earnings.

China’s economic growth continues to slow, raising concerns and adding to global market volatility. Commodity exporters, including Australia and Canada, have been hurt by weaker Chinese demand. Global oil markets remain oversupplied, putting pressure on crude oil and gasoline prices.

In Europe, concerns about a potential Greek debt default have faded, and the eurozone’s economy is expanding mildly. Hopes for a more robust regionwide recovery rest on the European Central Bank’s quantitative easing program.

The world’s financial markets have become increasingly complex in recent years. Now, more than ever, it is important to understand companies on a global basis. At MFS®, we believe our integrated research platform, collaborative culture, active risk management process and long-term focus give us a research advantage.

As investors, we aim to add long-term value. We believe this approach will serve you well as you work with your financial advisor to reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

October 15, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	3.9%
AutoZone, Inc.	3.4%
Visa, Inc., “A”	3.4%
Japan Tobacco, Inc.	3.4%
YUM! Brands, Inc.	3.2%
Danaher Corp.	3.1%
Danone S.A.	2.9%
Time Warner, Inc.	2.9%
McDonald’s Corp.	2.9%
Pernod Ricard S.A.	2.9%

Equity sectors
Consumer Staples	41.1%
Retailing	22.3%
Leisure	16.9%
Industrial Goods & Services	5.2%
Financial Services	3.4%
Technology	2.8%
Basic Materials	2.6%
Special Products & Services	2.3%

Issuer country weightings (x)
United States	43.7%
France	17.3%
United Kingdom	12.5%
Switzerland	5.2%
Japan	4.9%
Germany	2.8%
Brazil	2.7%
China	2.5%
Netherlands	2.0%
Other Countries	6.4%

Currency exposure weightings (y)
United States Dollar	43.7%
Euro	23.3%
British Pound Sterling	12.5%
Swiss Franc	5.2%
Japanese Yen	4.9%
Hong Kong Dollar	3.7%
Brazilian Real	2.7%
Swedish Krona	1.5%
Danish Krone	1.3%
Other Currencies	1.2%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Other.

2

Portfolio Composition – continued

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and the Notes to Financial Statements for additional information related to certain risks associated with assets included in “Other”.

Percentages are based on net assets as of 8/31/15.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2015, Class A shares of the MFS Global Leaders Fund (“fund”) provided a total return of –5.09%, at net asset value. This compares with a return of –5.79% for the fund’s benchmark, the MSCI All Country World Index.

Market Environment

A generally risk-friendly environment prevailed in the first half of the period and any market setbacks, triggered by global growth concerns, were short-lived as central banks responded and kept monetary policy accommodative. For example, the US tempered rate hike expectations while Japan, Europe and China provided fresh stimulus measures which ultimately supported risk assets. Early in the second half of the period, the European Central Bank cut policy interest rates and announced non-conventional easing measures, pushing yields on a significant portion of eurozone sovereign bonds deeper into negative territory, a notable highlight amid a mini-wave of global easing due to declining inflation and inflation expectations. However, the environment supporting risk began to break down in the latter phases of the period, with both US investment grade and high yield corporate spreads widening out and any individual company performance below expectations resulted in market selling.

A dominant trend for most of the period was the ongoing rise in US equities. Until early in the second half of the period, this was paired with a decline in US and global bond yields. The uptrend in US corporate margins and profits continued throughout the second half of 2014, but in the latter part of the period the margin results became more bifurcated with energy and materials suffering and the rest of the companies holding on to net margins in an ongoing slow revenue growth environment. A rising dollar and a sharp decline in commodity prices, particularly crude oil prices, negatively impacted credit markets, notably US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility. In the second half of the period, global sovereign bond yields rose, shrugging off concerns over a Greek debt default. The rise tempered the equity advance, as odds of a 2015 US Federal Reserve rate hike increased. At the end of the period, the stronger US dollar slowed revenues in many US-based multinational companies. As the last month of the period began, risk shedding became a theme across emerging market countries and continued to weaken Chinese economic data as well as economic data of the commodity-driven countries. Risk shedding accelerated outflows and cross-border selling. By the end of the period, many of the world’s equity markets had entered into “correction” territory.

Contributors to performance

Not holding shares in the poor-performing energy sector aided performance relative to the MSCI All Country World Index.

Stock selection in the financial services sector also boosted relative returns. Here, an overweight position in global payments technology company Visa aided relative results. Shares of Visa grew early in the period after the company reported better-than-expected revenue and lower operating expenses. Additionally, management announced solid

4

Management Review – continued

earnings guidance for the full year 2015 that reflected a robust margin outlook which further supported its share price appreciation during the quarter.

A combination of stock selection and an underweight allocation to the basic materials sector also benefited relative performance. However, there were no individual stocks within this sector that were among the fund’s top relative contributors during the reporting period.

An overweight allocation to the retailing sector helped relative returns. Within this sector, overweight positions in automotive replacement parts distributor AutoZone, discount retailer Target, athletic shoes and apparel manufacturer NIKE, specialty retailer Limited Brands (h) and in the world’s largest luxury goods company, LVMH (France), aided relative performance. Shares of Autozone appreciated significantly in the first half of the reporting period. Lower fuel prices, favorable weather conditions and increased sales contributed to the stock’s outperformance. Management noted positive sales trends and an increase in same-store sales as additional areas of strength. The stock price of Target rose markedly after management announced that revenues during its fourth fiscal quarter accelerated meaningfully and gross margins came in better than expected as customers traded up within categories. Additionally, less markdown products during the period also strengthened the stock’s performance. The strong performance of NIKE reflected consistently robust results over the year on the back of management’s continued ability to drive the marketplace with premium, innovative products, elevated brand presentation and a best-in-class supply chain.

Elsewhere, overweight positions in consumer and commercial products manufacturer Newell Rubbermaid, industrial and consumer products manufacturer Danaher, fast food restaurant company Yum! Brands and tobacco company Japan Tobacco (Japan) also helped relative returns. Despite the challenging macroeconomic environment, shares of Newell Rubbermaid appreciated as increased investment behind the business in combination with enhanced new product offerings, as well as a keen focus on productivity, enabled the company to deliver stronger-than-anticipated top and bottom line results.

Detractors from performance

Stock selection in the consumer staples sector detracted from relative results. Within this sector, overweight positions in wheat-based foods producer M. Dias Branco (Brazil), snack food and beverages manufacturer Want Want China Holdings (China) and Brazilian-based brewer Companhia de Bebidas das Americas (h) held back relative performance. Shares of M. Dias Branco detracted from results as weakened economic conditions and higher inflation put downward pricing pressure on the firm’s products. A decline in real income and a rise in unemployment, especially in the Northeast region of Brazil, were the main factors for underperformance as this region represents a significant portion of the company’s sales. The share price of Want Want China Holdings dived in August after the company posted disappointing results for the first half of the year where net profit declined as a result of sluggish consumption demand and a weak macroeconomic outlook in China. Additionally, holdings of food and beverage company Super Group (b) (Singapore) also weighed on relative performance. Shares declined in the second half of the reporting period after the company reported

5

Management Review – continued

slower-than-expected sales growth due to weak demand in the Philippines and Malaysia. An increase in the corporate tax rate also hurt earnings due to the roll-off of some tax incentives.

Not holding shares in the strong-performing health care sector further hurt relative returns.

Elsewhere, overweight positions in global media company 21st Century Fox, electrical distribution equipment manufacturer Schneider Electric (France), retail and luxury goods distributor Kering (France), apparel retailer Urban Outfitters and Swiss luxury goods company Richemont weighed on relative returns. Shares of 21st Century Fox declined late in the period on the back of weak earnings guidance that was revised further below consensus estimates. Not holding computer and personal electronics maker Apple also detracted from relative results.

During the reporting period, the fund’s currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, held back relative results. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

Maile Clark

Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

Note to Shareholders: Effective March 31, 2015, Matthew Barrett is no longer a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 8/31/15

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

7

Performance Summary – continued

Total Returns through 8/31/15

Average annual without sales charge

Share Class	Class Inception Date	1-yr	Life (t)
A	9/28/11	(5.09)%	10.01%
B	9/28/11	(5.78)%	9.19%
C	9/28/11	(5.78)%	9.19%
I	9/28/11	(4.80)%	10.29%
Comparative benchmark
MSCI All Country World Index (f)		(5.79)%	11.32%
Average annual with sales charge
A With initial Sales Charge (5.75%)		(10.55)%	8.37%
B With CDSC (Declining over six years from 4% to 0%) (v)		(9.43)%	8.59%
C With CDSC (1% for 12 months) (v)		(6.69)%	9.19%

CDSC – Contingent Deferred Sales Charge.

Class I shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI All Country World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

March 1, 2015 through August 31, 2015

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2015 through August 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/15	Ending Account Value 8/31/15	Expenses Paid During Period (p) 3/01/15-8/31/15
A	Actual	1.45%	$1,000.00	$911.41	$6.99
	Hypothetical (h)	1.45%	$1,000.00	$1,017.90	$7.38
B	Actual	2.20%	$1,000.00	$907.85	$10.58
	Hypothetical (h)	2.20%	$1,000.00	$1,014.12	$11.17
C	Actual	2.20%	$1,000.00	$907.85	$10.58
	Hypothetical (h)	2.20%	$1,000.00	$1,014.12	$11.17
I	Actual	1.20%	$1,000.00	$913.14	$5.79
	Hypothetical (h)	1.20%	$1,000.00	$1,019.16	$6.11

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

8/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 96.6%
Issuer	Shares/Par	Value ($)
Alcoholic Beverages - 10.7%
AmBev S.A.	33,552	$176,611
Carlsberg A.S., “B”	1,965	148,305
Diageo PLC	11,449	303,935
Pernod Ricard S.A.	3,272	343,375
SABMiller PLC	6,274	291,283

		$1,263,509
Apparel Manufacturers - 13.5%
Belle International Holdings Ltd.	142,000	$129,906
Burberry Group PLC	13,817	297,302
Compagnie Financiere Richemont S.A.	2,192	164,063
Global Brands Group Holding Ltd. (a)	748,000	141,878
Kering S.A.	1,061	181,864
LVMH Moet Hennessy Louis Vuitton S.A.	1,973	329,112
NIKE, Inc., “B”	1,938	216,572
Tod’s S.p.A.	1,585	145,046

		$1,605,743
Broadcasting - 9.6%
Nippon Television Holdings, Inc.	10,500	$182,138
Publicis Groupe S.A.	3,997	284,902
Time Warner, Inc.	4,867	346,044
Twenty-First Century Fox, Inc.	11,756	321,997

		$1,135,081
Business Services - 2.2%
Accenture PLC, “A”	2,826	$266,407

Chemicals - 2.6%
3M Co.	2,192	$311,571

Computer Software - 2.8%
SAP AG	4,949	$333,156

Consumer Products - 12.2%
Colgate-Palmolive Co.	4,526	$284,278
L’Oreal S.A.	1,839	315,117
Newell Rubbermaid, Inc.	6,938	292,298
Reckitt Benckiser Group PLC	3,614	316,995

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Consumer Products - continued
Unilever N.V.	5,827	$233,663

		$1,442,351
Electrical Equipment - 5.2%
Danaher Corp.	4,249	$369,748
Schneider Electric S.A.	3,878	245,131

		$614,879
Food & Beverages - 12.4%
Danone S.A.	5,598	$347,949
M. Dias Branco S.A. Industria e Comercio de Alimentos	8,144	142,146
Mead Johnson Nutrition Co., “A”	2,755	215,827
Nestle S.A.	6,204	457,606
Super Group Ltd.	261,700	146,517
Want Want China Holdings Ltd.	200,000	161,289

		$1,471,334
Gaming & Lodging - 1.3%
InterContinental Hotels Group PLC	4,021	$150,817

General Merchandise - 2.0%
Target Corp.	3,112	$241,834

Other Banks & Diversified Financials - 3.4%
Visa, Inc., “A”	5,647	$402,631

Restaurants - 6.1%
McDonald’s Corp.	3,617	$343,687
YUM! Brands, Inc.	4,722	376,674

		$720,361
Specialty Stores - 6.7%
AutoZone, Inc. (a)	568	$406,682
Gap, Inc.	5,264	172,712
Urban Outfitters, Inc. (a)	6,991	215,742

		$795,136
Tobacco - 5.9%
Imperial Tobacco Group PLC	2,525	$121,306
Japan Tobacco, Inc.	11,200	399,970
Swedish Match AB	6,066	179,343

		$700,619
Total Common Stocks (Identified Cost, $10,820,264)		$11,455,429

12

Portfolio of Investments – continued

Money Market Funds - 3.2%
Issuer	Shares/Par	Value ($)
MFS Institutional Money Market Portfolio, 0.11%, at Cost and Net Asset Value (v)	380,016	$380,016
Total Investments (Identified Cost, $11,200,280)		$11,835,445

Other Assets, Less Liabilities - 0.2%		21,876
Net Assets - 100.0%		$11,857,321

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

See Notes to Financial Statements

13

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/15

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $10,820,264)	$11,455,429
Underlying affiliated funds, at cost and value	380,016
Total investments, at value (identified cost, $11,200,280)	$11,835,445
Foreign currency, at value (identified cost, $39)	39
Receivables for
Fund shares sold	44,158
Interest and dividends	40,030
Receivable from investment adviser	10,001
Other assets	51
Total assets	$11,929,724
Liabilities
Payable for fund shares reacquired	$4,000
Payable to affiliates
Shareholder servicing costs	5,074
Distribution and service fees	440
Payable for independent Trustees’ compensation	9
Accrued expenses and other liabilities	62,880
Total liabilities	$72,403
Net assets	$11,857,321
Net assets consist of
Paid-in capital	$11,040,267
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	634,710
Accumulated net realized gain (loss) on investments and foreign currency	81,807
Undistributed net investment income	100,537
Net assets	$11,857,321
Shares of beneficial interest outstanding	924,327

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$6,774,371	526,606	$12.86
Class B	530,596	42,072	12.61
Class C	1,778,554	141,045	12.61
Class I	2,773,800	214,604	12.93

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $13.64 [100 / 94.25 x $12.86]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Class I.

See Notes to Financial Statements

14

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/15

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$306,610
Dividends from underlying affiliated funds	304
Foreign taxes withheld	(21,435)
Total investment income	$285,479
Expenses
Management fee	$118,965
Distribution and service fees	43,062
Shareholder servicing costs	17,651
Administrative services fee	17,500
Independent Trustees’ compensation	1,197
Custodian fee	16,198
Shareholder communications	11,242
Audit and tax fees	52,870
Legal fees	127
Registration fees	53,384
Miscellaneous	11,225
Total expenses	$343,421
Fees paid indirectly	(1)
Reduction of expenses by investment adviser and distributor	(141,759)
Net expenses	$201,661
Net investment income	$83,818
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$333,048
Foreign currency	(3,544)
Net realized gain (loss) on investments and foreign currency	$329,504
Change in unrealized appreciation (depreciation)
Investments	$(1,077,629)
Translation of assets and liabilities in foreign currencies	(183)
Net unrealized gain (loss) on investments and foreign currency translation	$(1,077,812)
Net realized and unrealized gain (loss) on investments and foreign currency	$(748,308)
Change in net assets from operations	$(664,490)

See Notes to Financial Statements

15

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2015	2014
Change in net assets
From operations
Net investment income	$83,818	$74,290
Net realized gain (loss) on investments and foreign currency	329,504	249,780
Net unrealized gain (loss) on investments and foreign currency translation	(1,077,812)	577,585
Change in net assets from operations	$(664,490)	$901,655
Distributions declared to shareholders
From net investment income	$(50,007)	$(68,001)
From net realized gain on investments	(409,274)	(810,506)
Total distributions declared to shareholders	$(459,281)	$(878,507)
Change in net assets from fund share transactions	$(769,074)	$3,114,847
Total change in net assets	$(1,892,845)	$3,137,995
Net assets
At beginning of period	13,750,166	10,612,171
At end of period (including undistributed net investment income of $100,537 and $49,248, respectively)	$11,857,321	$13,750,166

See Notes to Financial Statements

16

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 8/31			Period ended 8/31/12 (c)
Class A	2015	2014	2013
Net asset value, beginning of period	$14.04	$13.95	$12.16	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.09	$0.07	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	(0.80)	1.04	1.91	1.96
Total from investment operations	$(0.70)	$1.13	$1.98	$2.16
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.08)	$(0.06)	$—
From net realized gain on investments	(0.43)	(0.96)	(0.13)	—
Total distributions declared to shareholders	$(0.48)	$(1.04)	$(0.19)	$—
Net asset value, end of period (x)	$12.86	$14.04	$13.95	$12.16
Total return (%) (r)(s)(t)(x)	(5.09)	8.30	16.39	21.60	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.52	2.48	2.89	6.60	(a)
Expenses after expense reductions (f)	1.45	1.45	1.45	1.45	(a)
Net investment income	0.71	0.64	0.55 (l)	1.83	(a)(l)
Portfolio turnover	21	17	82	19	(n)
Net assets at end of period (000 omitted)	$6,774	$8,639	$6,632	$8,331

See Notes to Financial Statements

17

Financial Highlights – continued

	Years ended 8/31					Period ended 8/31/12 (c)
Class B	2015		2014	2013
Net asset value, beginning of period	$13.82		$13.81	$12.07		$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)		$(0.02)	$0.01		$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.77)		1.03	1.86		2.08
Total from investment operations	$(0.78)		$1.01	$1.87		$2.07
Less distributions declared to shareholders
From net investment income	$—		$(0.04)	$—		$—
From net realized gain on investments	(0.43)		(0.96)	(0.13)		—
Total distributions declared to shareholders	$(0.43)		$(1.00)	$(0.13)		$—
Net asset value, end of period (x)	$12.61		$13.82	$13.81		$12.07
Total return (%) (r)(s)(t)(x)	(5.78)		7.48	15.55		20.70	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.27		3.23	3.96		5.96	(a)
Expenses after expense reductions (f)	2.20		2.20	2.21		2.20	(a)
Net investment income (loss)	(0.04)		(0.12)	0.09		(0.10	)(a)
Portfolio turnover	21		17	82		19	(n)
Net assets at end of period (000 omitted)	$531		$486	$364		$131

	Years ended 8/31					Period ended 8/31/12 (c)
Class C	2015		2014	2013
Net asset value, beginning of period	$13.82		$13.81	$12.07		$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.00	)(w)	$(0.01)	$0.02		$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.78)		1.02	1.85		2.08
Total from investment operations	$(0.78)		$1.01	$1.87		$2.07
Less distributions declared to shareholders
From net investment income	$—		$(0.04)	$(0.00	)(w)	$—
From net realized gain on investments	(0.43)		(0.96)	(0.13)		—
Total distributions declared to shareholders	$(0.43)		$(1.00)	$(0.13)		$—
Net asset value, end of period (x)	$12.61		$13.82	$13.81		$12.07
Total return (%) (r)(s)(t)(x)	(5.78)		7.50	15.57		20.70	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.27		3.22	4.02		5.96	(a)
Expenses after expense reductions (f)	2.20		2.20	2.21		2.20	(a)
Net investment income (loss)	(0.03)		(0.08)	0.16		(0.07	)(a)
Portfolio turnover	21		17	82		19	(n)
Net assets at end of period (000 omitted)	$1,779		$1,712	$927		$133

See Notes to Financial Statements

18

Financial Highlights – continued

	Years ended 8/31			Period ended 8/31/12 (c)
Class I	2015	2014	2013
Net asset value, beginning of period	$14.11	$14.00	$12.18	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.13	$0.12	$0.14	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	(0.79)	1.05	1.88	2.09
Total from investment operations	$(0.66)	$1.17	$2.02	$2.18
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.10)	$(0.07)	$—
From net realized gain on investments	(0.43)	(0.96)	(0.13)	—
Total distributions declared to shareholders	$(0.52)	$(1.06)	$(0.20)	$—
Net asset value, end of period (x)	$12.93	$14.11	$14.00	$12.18
Total return (%) (r)(s)(x)	(4.80)	8.57	16.72	21.80	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.27	2.24	2.86	4.94	(a)
Expenses after expense reductions (f)	1.20	1.20	1.21	1.20	(a)
Net investment income	0.96	0.85	1.03	0.90	(a)
Portfolio turnover	21	17	82	19	(n)
Net assets at end of period (000 omitted)	$2,774	$2,913	$2,690	$2,193

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, September 28, 2011, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	The net investment income ratio does not vary by the class specific expense differential because of the timing of sales of fund shares and the allocation of fund level income at such time.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

19

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global Leaders Fund (the fund) is a diversified series of MFS Series Trust I (the trust). Prior to September 29, 2014, the fund was a non-diversified series of the trust. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

20

Notes to Financial Statements – continued

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that

21

Notes to Financial Statements – continued

the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$4,784,704	$—	$—	$4,784,704
France	2,047,450	—	—	2,047,450
United Kingdom	303,935	1,177,703	—	1,481,638
Switzerland	621,669	—	—	621,669
Japan	582,108	—	—	582,108
Germany	333,156	—	—	333,156
Brazil	318,757	—	—	318,757
China	291,195	—	—	291,195
Netherlands	233,663	—	—	233,663
Other Countries	761,089	—	—	761,089
Mutual Funds	380,016	—	—	380,016
Total Investments	$10,657,742	$1,177,703	$—	$11,835,445

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $1,177,703 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable

22

Notes to Financial Statements – continued

to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended August 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order

23

Notes to Financial Statements – continued

to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	8/31/15	8/31/14
Ordinary income (including any short-term capital gains)	$139,272	$795,002
Long-term capital gains	320,009	83,505
Total distributions	$459,281	$878,507

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/15
Cost of investments	$11,273,976
Gross appreciation	1,407,181
Gross depreciation	(845,712)
Net unrealized appreciation (depreciation)	$561,469
Undistributed ordinary income	160,719
Undistributed long-term capital gain	96,108
Other temporary differences	(1,242)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares

24

Notes to Financial Statements – continued

approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 8/31/15	Year ended 8/31/14	Year ended 8/31/15	Year ended 8/31/14
Class A	$31,148	$43,141	$247,860	$505,890
Class B	—	1,474	15,312	32,256
Class C	—	4,066	56,700	87,699
Class I	18,859	19,320	89,402	184,661
Total	$50,007	$68,001	$409,274	$810,506

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1.5 billion of average daily net assets	0.75%
Average daily net assets in excess of $2.5 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2015, this management fee reduction amounted to $853, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2015 was equivalent to an annual effective rate of 0.89% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Class A	Class B	Class C	Class I
1.45%	2.20%	2.20%	1.20%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2016. For the year ended August 31, 2015, this reduction amounted to $140,881, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $7,459 for the year ended August 31, 2015, as its portion of the initial sales charge on sales of Class A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

25

Notes to Financial Statements – continued

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$19,882
Class B	0.75%	0.25%	1.00%	1.00%	5,041
Class C	0.75%	0.25%	1.00%	1.00%	18,139
Total Distribution and Service Fees					$43,062

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2015 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2015, this rebate amounted to $21 for Class A and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2015, were as follows:

Amount
Class A	$—
Class B	79
Class C	280

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2015, the fee was $3,332, which equated to 0.0252% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2015, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $14,319.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative

26

Notes to Financial Statements – continued

services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2015 was equivalent to an annual effective rate of 0.1325% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into a service agreement (the Compliance Officer Agreement) which provided for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. For the year ended August 31, 2015, the aggregate fees paid by the fund under these agreements were $51 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreement in the amount of $4, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On September 11, 2013, MFS redeemed 10,143 shares of Class A for an aggregate amount of $147,378. At August 31, 2015, MFS held approximately 95% of the outstanding shares of Class I.

(4) Portfolio Securities

For the year ended August 31, 2015, purchases and sales of investments, other than short-term obligations, aggregated $2,691,654 and $3,742,169, respectively.

27

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/15		Year ended 8/31/14
	Shares	Amount	Shares	Amount
Shares sold
Class A	162,707	$2,248,915	255,307	$3,612,305
Class B	8,494	116,775	11,692	169,040
Class C	26,232	356,421	70,847	990,306
Class I	2,211	30,667	1,341	19,082
	199,644	$2,752,778	339,187	$4,790,733

Shares issued to shareholders in reinvestment of distributions
Class A	20,283	$274,026	39,229	$537,433
Class B	1,115	14,846	2,406	32,621
Class C	4,136	55,051	6,502	88,100
Class I	7,990	108,261	14,846	203,981
	33,524	$452,184	62,983	$862,135

Shares reacquired
Class A	(271,539)	$(3,733,850)	(154,628)	$(2,164,259)
Class B	(2,695)	(36,785)	(5,284)	(74,272)
Class C	(13,176)	(174,994)	(20,627)	(273,867)
Class I	(2,045)	(28,407)	(1,869)	(25,623)
	(289,455)	$(3,974,036)	(182,408)	$(2,538,021)

Net change
Class A	(88,549)	$(1,210,909)	139,908	$1,985,479
Class B	6,914	94,836	8,814	127,389
Class C	17,192	236,478	56,722	804,539
Class I	8,156	110,521	14,318	197,440
	(56,287)	$(769,074)	219,762	$3,114,847

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to

28

Notes to Financial Statements – continued

each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2015, the fund’s commitment fee and interest expense were $47 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	541,652	3,402,321	(3,563,957)	380,016

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$304	$380,016

(8) Subsequent Event

On September 10, 2015, the Board of Trustees approved the liquidation of the fund on or about November 18, 2015. Effective on October 1, 2015, the fund will be closed to all purchases except by existing investors and distribution reinvestment or other automatic plans. After the close of business on November 16, 2015, the fund will cease accepting any purchases and/or contributions.

29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and the Shareholders of MFS Global Leaders Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Leaders Fund (one of the series of MFS Series Trust I) (the “Fund”) as of August 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Leaders Fund as of August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 15, 2015

30

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

31

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director
John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies, Director; Dycom Industries, Inc.
Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

32

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Susan S. Newton (k) (age 65)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A
Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

33

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

34

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of October 1, 2015, the Trustees served as board members of 138 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager
Maile Clark

35

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

36

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for the one-year period ended December 31, 2014 relative to the Lipper performance universe. The Fund commenced operations on September 28, 2011 and has a limited operating history and performance record; therefore no performance data for the five-year period was available. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee

37

Board Review of Investment Advisory Agreement – continued

and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Lipper expense group median and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel

38

Board Review of Investment Advisory Agreement – continued

and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

39

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $390,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 44.52% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $221,613. The fund intends to pass through foreign tax credits of $21,007 for the fiscal year.

40

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

41

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

42

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2015

MFS® LOW VOLATILITY GLOBAL EQUITY FUND

LVO-ANN

MFS® LOW VOLATILITY GLOBAL EQUITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

The U.S. economy bounced back after another harsh winter curtailed domestic consumption. Despite strengthening labor and housing markets, however, a stronger U.S. dollar and weak overseas demand have held back corporate earnings.

China’s economic growth continues to slow, raising concerns and adding to global market volatility. Commodity exporters, including Australia and Canada, have been hurt by weaker Chinese demand. Global oil markets remain oversupplied, putting pressure on crude oil and gasoline prices.

In Europe, concerns about a potential Greek debt default have faded, and the eurozone’s economy is expanding mildly. Hopes for a more robust regionwide recovery rest on the European Central Bank’s quantitative easing program.

The world’s financial markets have become increasingly complex in recent years. Now, more than ever, it is important to understand companies on a global basis. At MFS®, we believe our integrated research platform, collaborative culture, active risk management process and long-term focus give us a research advantage.

As investors, we aim to add long-term value. We believe this approach will serve you well as you work with your financial advisor to reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

October 15, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
General Mills, Inc.	3.8%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.1%
Roche Holding AG	2.6%
Discover Financial Services	2.5%
Fisher & Paykel Healthcare Corp. Ltd.	2.2%
Johnson & Johnson	2.2%
SBA Communications Corp.	1.8%
Norwegian Cruise Line Holdings Ltd.	1.8%
Lawson, Inc.	1.8%
Ross Stores, Inc.	1.8%

Equity sectors
Utilities & Communications	16.0%
Financial Services	15.1%
Consumer Staples	14.3%
Health Care	13.2%
Retailing	9.5%
Technology	8.9%
Leisure	8.5%
Energy	5.3%
Industrial Goods & Services	3.2%
Basic Materials	1.7%
Autos & Housing	1.5%
Special Products & Services	0.7%
Transportation	0.6%

Issuer country weightings (x)
United States	49.5%
Japan	10.6%
Switzerland	5.7%
Hong Kong	5.0%
United Kingdom	4.7%
Canada	4.5%
Taiwan	4.3%
Israel	2.9%
New Zealand	2.2%
Other Countries	10.6%

Currency exposure weightings (y)
United States Dollar	54.8%
Japanese Yen	10.6%
Swiss Franc	5.7%
Euro	5.2%
British Pound Sterling	4.7%
Taiwan Dollar	4.3%
Hong Kong Dollar	4.1%
Israeli Shekel	2.9%
New Zealand Dollar	2.2%
Other Currencies	5.5%

2

Portfolio Composition – continued

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Other.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and the Notes to Financial Statements for additional information related to certain risks associated with assets included in “Other”.

Percentages are based on net assets as of 8/31/15.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2015, Class A shares of the MFS Low Volatility Global Equity Fund (“fund”) provided a total return of -0.36%, at net asset value. This compares with a return of –5.79% for the fund’s benchmark, the MSCI All Country World Index.

Market Environment

A generally risk-friendly environment prevailed in the first half of the period and any market setbacks, triggered by global growth concerns, were short-lived as central banks responded and kept monetary policy accommodative. For example, the US tempered rate hike expectations while Japan, Europe and China provided fresh stimulus measures which ultimately supported risk assets. Early in the second half of the period, the European Central Bank cut policy interest rates and announced non-conventional easing measures, pushing yields on a significant portion of eurozone sovereign bonds deeper into negative territory, a notable highlight amid a mini-wave of global easing due to declining inflation and inflation expectations. However, the environment supporting risk began to break down in the latter phases of the period, with both US investment grade and high yield corporate spreads widening out and any individual company performance below expectations resulted in market selling.

A dominant trend for most of the period was the ongoing rise in US equities. Until early in the second half of the period, this was paired with a decline in US and global bond yields. The uptrend in US corporate margins and profits continued throughout the second half of 2014, but in the latter part of the period the margin results became more bifurcated with energy and materials suffering and the rest of the companies holding on to net margins in an ongoing slow revenue growth environment. A rising dollar and a sharp decline in commodity prices, particularly crude oil prices, negatively impacted credit markets, notably US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility. In the second half of the period, global sovereign bond yields rose, shrugging off concerns over a Greek debt default. The rise tempered the equity advance, as odds of a 2015 US Federal Reserve rate hike increased. At the end of the period, the stronger US dollar slowed revenues in many US-based multinational companies. As the last month of the period began, risk shedding became a theme across emerging market countries and continued to weaken Chinese economic data as well as economic data of the commodity-driven countries. Risk shedding accelerated outflows and cross-border selling. By the end of the period, many of the world’s equity markets had entered into “correction” territory.

Contributors to Performance

Stock selection and, to a lesser extent, the fund’s overweight position in the consumer staples sector contributed to performance relative to the MSCI All Country World Index. The fund’s overweight position in consumer foods manufacturer General Mills, and holdings of Japanese drug manufacturer Kobayashi Pharmaceuticals (b), bolstered relative results. Shares of General Mills appreciated as the company reported strong earnings driven by better price/mix and lower operating and tax expenses.

4

Management Review – continued

Strong security selection in the utilities & communications sector supported relative performance. The fund’s overweight position in shares of Hong Kong-based infrastructure company Cheung Kong Infrastructure Holdings aided relative performance as the stock outpaced the benchmark during the reporting period. The company announced a group restructuring of Cheung Kong Holdings and Hutchison Whampoa aimed at unlocking value in both companies.

Other top relative contributors for the period included the fund’s overweight positions in pharmaceutical firm Santen Pharmaceutical (h) (Japan), call center software provider NICE Systems (Israel), supermarket operator Kroger, off-price retail apparel and home accessories store operator Ross Stores, biopharmaceutical company Amgen (h) and defense company Lockheed Martin. Shares of Santen Pharmaceutical outperformed the benchmark during the reporting period after the company reported solid earnings, fueled by a strong contribution from its ophthalmology products division acquired from Merck. Holdings of strong-performing international betting and gaming company Paddy Power (b) (Ireland) also helped.

During the reporting period, the fund’s currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, also benefited relative results. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Detractors from Performance

The combination of stock selection and an underweight position in the special products & services sector detracted from relative performance. There were no individual securities within this sector that were among the fund’s top relative detractors during the reporting period.

Security selection in the financial services sector also dampened relative performance, led by overweighting shares of diversified financial services company Suncorp-Metway (h) (Australia). Shares of Suncorp-Metway fell following results that included weak commercial loan volumes and a decline in the company’s insurance division. An overweight position in integrated financial services group Alliance Financial (Malaysia) further weighed on relative performance

Elsewhere, the fund’s overweight positions in natural gas and oil company Range Resources (h), energy and petrochemicals company Royal Dutch Shell (United Kingdom), telecommunications provider DiGi.Com Berhard (Malaysia), natural gas company EQT Corporation (h) and integrated oil company Exxon Mobil held back relative performance. Shares of Range Resources declined due, in part, to lower-than-expected earnings, which were negatively affected by weak gas prices over the reporting period. Shares of Royal Dutch Shell also depreciated steadily over the reporting period as a result of continuous pressures from falling oil prices. The fund’s holdings of wireless commercial television station Television Broadcasts (b) (Hong Kong) and retail company Dairy Farm

5

Management Review – continued

International Holdings (b) (Hong Kong), and not holding computer and personal electronics maker Apple, also dampened relative performance.

Respectfully,

James Fallon	Jonathan Sage
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 8/31/15

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

7

Performance Summary – continued

Total Returns through 8/31/15

Average annual without sales charge

Share Class	Class Inception Date	1-yr	Life (t)
A	12/05/13	(0.36)%	5.48%
B	12/05/13	(1.06)%	4.65%
C	12/05/13	(1.14)%	4.61%
I	12/05/13	(0.09)%	5.68%
R1	12/05/13	(1.13)%	4.62%
R2	12/05/13	(0.62)%	5.14%
R3	12/05/13	(0.34)%	5.45%
R4	12/05/13	(0.18)%	5.68%
R5	12/05/13	(0.09)%	5.69%
Comparative benchmark
MSCI All Country World Index (f)		(5.79)%	2.70%
Average annual with sales charge
A With initial Sales Charge (5.75%)		(6.09)%	1.95%
B With CDSC (Declining over six years from 4% to 0%) (v)		(4.99)%	2.41%
C With CDSC (1% for 12 months) (v)		(2.12)%	4.61%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI All Country World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

8

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2015 through August 31, 2015

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2015 through August 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/15	Ending Account Value 8/31/15	Expenses Paid During Period (p) 3/01/15-8/31/15
A	Actual	1.22%	$1,000.00	$943.61	$5.98
	Hypothetical (h)	1.22%	$1,000.00	$1,019.06	$6.21
B	Actual	2.00%	$1,000.00	$940.46	$9.78
	Hypothetical (h)	2.00%	$1,000.00	$1,015.12	$10.16
C	Actual	2.00%	$1,000.00	$939.73	$9.78
	Hypothetical (h)	2.00%	$1,000.00	$1,015.12	$10.16
I	Actual	1.00%	$1,000.00	$944.61	$4.90
	Hypothetical (h)	1.00%	$1,000.00	$1,020.16	$5.09
R1	Actual	2.00%	$1,000.00	$939.87	$9.78
	Hypothetical (h)	2.00%	$1,000.00	$1,015.12	$10.16
R2	Actual	1.50%	$1,000.00	$942.30	$7.34
	Hypothetical (h)	1.50%	$1,000.00	$1,017.64	$7.63
R3	Actual	1.25%	$1,000.00	$944.32	$6.13
	Hypothetical (h)	1.25%	$1,000.00	$1,018.90	$6.36
R4	Actual	1.00%	$1,000.00	$944.60	$4.90
	Hypothetical (h)	1.00%	$1,000.00	$1,020.16	$5.09
R5	Actual	0.94%	$1,000.00	$945.50	$4.61
	Hypothetical (h)	0.94%	$1,000.00	$1,020.47	$4.79

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.03%. See Note 3 in the Notes to Financial Statements for additional information.

11

PORTFOLIO OF INVESTMENTS

8/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.5%
Issuer	Shares/Par	Value ($)
Aerospace - 1.8%
Lockheed Martin Corp.	3,160	$635,730

Automotive - 1.5%
USS Co. Ltd.	30,700	$545,451

Broadcasting - 0.8%
Television Broadcasts Ltd.	73,600	$276,354

Business Services - 0.7%
Forrester Research, Inc.	8,269	$261,383

Cable TV - 1.8%
Liberty Global PLC, “A” (a)	6,280	$302,194
Time Warner Cable, Inc.	1,870	347,857

		$650,051
Chemicals - 0.6%
Monsanto Co.	2,087	$203,796

Computer Software - 1.0%
Dassault Systems S.A.	5,018	$348,500

Computer Software - Systems - 1.9%
EMC Corp.	6,859	$170,583
NICE Systems Ltd., ADR	8,276	509,471

		$680,054
Consumer Products - 4.6%
Colgate-Palmolive Co.	2,629	$165,127
Kimberly-Clark Corp.	3,710	395,226
Kobayashi Pharmaceutical Co. Ltd.	5,000	388,914
Procter & Gamble Co.	7,146	505,008
Uni-Charm Corp.	9,700	196,104

		$1,650,379
Electronics - 5.3%
Kyocera Corp.	7,200	$353,660
Siliconware Precision Industries Co. Ltd., ADR	65,645	405,030
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	56,545	1,124,115

		$1,882,805

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Energy - Independent - 2.1%
Cabot Oil & Gas Corp.	20,038	$474,299
Occidental Petroleum Corp.	3,667	267,728

		$742,027
Energy - Integrated - 3.3%
Exxon Mobil Corp.	7,527	$566,331
Royal Dutch Shell PLC, “B”	23,098	602,687

		$1,169,018
Food & Beverages - 8.6%
Chr. Hansen Holding A.S.	7,831	$394,296
General Mills, Inc.	23,988	1,361,559
Mondelez International, Inc.	5,850	247,806
Nestle S.A.	4,281	315,766
Pinnacle Foods, Inc.	3,907	175,190
Sligro Food Group N.V.	5,910	233,941
Toyo Suisan Kaisha Ltd.	9,000	337,774

		$3,066,332
Food & Drug Stores - 6.1%
CVS Health Corp.	3,793	$388,403
Dairy Farm International Holdings Ltd.	47,700	310,050
Kroger Co.	10,670	368,115
Lawson, Inc.	9,200	657,170
METRO, Inc., “A”	7,744	204,490
Sundrug Co. Ltd.	4,500	253,145

		$2,181,373
Gaming & Lodging - 3.1%
Norwegian Cruise Line Holdings Ltd. (a)	11,416	$657,562
Paddy Power PLC	4,177	458,862

		$1,116,424
Insurance - 3.1%
Allied World Assurance Co.	3,533	$141,108
Beazley Group PLC	43,887	223,643
Intact Financial Corp.	5,708	393,625
Travelers Cos., Inc.	1,710	170,231
XL Group PLC	5,067	188,948

		$1,117,555
Internet - 0.7%
Google, Inc., “A” (a)	396	$256,537

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Machinery & Tools - 1.4%
Schindler Holding AG	3,195	$497,768

Major Banks - 5.0%
Bank of Nova Scotia	3,848	$175,623
BOC Hong Kong Holdings Ltd.	140,500	474,978
HSBC Holdings PLC, ADR	11,128	441,448
Royal Bank of Canada	2,847	158,179
Sumitomo Mitsui Financial Group, Inc.	9,200	376,697
Wells Fargo & Co.	3,116	166,176

		$1,793,101
Medical & Health Technology & Services - 2.3%
Express Scripts Holding Co. (a)	5,672	$474,179
McKesson Corp.	1,771	349,914

		$824,093
Medical Equipment - 2.8%
Abbott Laboratories	4,408	$199,638
Fisher & Paykel Healthcare Corp. Ltd.	175,196	805,034

		$1,004,672
Natural Gas - Distribution - 1.0%
Hong Kong & China Gas Co. Ltd.	74,000	$139,597
Osaka Gas Co. Ltd.	57,000	231,601

		$371,198
Other Banks & Diversified Financials - 4.2%
Alliance Financial Group	335,700	$300,531
Credicorp Ltd.	1,769	194,555
DBS Group Holdings Ltd.	10,200	128,381
Discover Financial Services	16,595	891,649

		$1,515,116
Pharmaceuticals - 8.1%
Johnson & Johnson	8,276	$777,778
Merck & Co., Inc.	6,625	356,756
Novartis AG	2,998	293,706
Roche Holding AG	3,463	945,774
Teva Pharmaceutical Industries Ltd., ADR	8,352	537,952

		$2,911,966
Railroad & Shipping - 0.6%
Canadian National Railway Co.	4,145	$229,965

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Real Estate - 2.7%
AvalonBay Communities, Inc., REIT	2,992	$493,860
Grand City Properties S.A.	11,538	204,051
Public Storage, Inc., REIT	1,371	275,941

		$973,852
Restaurants - 2.8%
McDonald’s Corp.	6,258	$594,635
Whitbread PLC	5,519	402,732

		$997,367
Specialty Chemicals - 1.1%
Symrise AG	6,561	$396,025

Specialty Stores - 3.4%
Home Depot, Inc.	3,116	$362,889
Inditex	6,330	211,250
Ross Stores, Inc.	13,151	639,402

		$1,213,541
Telecommunications - Wireless - 4.9%
Advanced Info Service PLC	66,300	$440,212
American Tower Corp., REIT	2,412	222,362
KDDI Corp.	18,000	448,088
SBA Communications Corp. (a)	5,565	657,783

		$1,768,445
Telephone Services - 3.0%
BCE, Inc.	3,710	$150,032
DiGi.Com Berhad	270,800	337,210
TDC A.S.	24,251	153,461
TELUS Corp.	8,428	276,017
Verizon Communications, Inc.	3,116	143,367

		$1,060,087
Tobacco - 1.1%
Altria Group, Inc.	4,284	$229,537
Reynolds American, Inc.	2,059	172,441

		$401,978
Utilities - Electric Power - 7.1%
Alliant Energy Corp.	2,847	$161,339
American Electric Power Co., Inc.	5,570	302,395
Calpine Corp. (a)	12,611	201,019
Cheung Kong Infrastructure Holdings Ltd.	72,000	593,648

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Utilities - Electric Power - continued
Consolidated Edison, Inc.	3,848	$242,078
Dominion Resources, Inc.	2,272	158,472
Duke Energy Corp.	2,987	211,808
PG&E Corp.	8,545	423,661
Xcel Energy, Inc.	6,778	228,622

		$2,523,042
Total Common Stocks (Identified Cost, $35,417,886)		$35,265,985

Money Market Funds - 1.6%
MFS Institutional Money Market Portfolio, 0.11%, at Cost and Net Asset Value (v)	563,630	$563,630
Total Investments (Identified Cost, $35,981,516)		$35,829,615

Other Assets, Less Liabilities - (0.1)%		(22,012)
Net Assets - 100.0%		$35,807,603

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/15

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $35,417,886)	$35,265,985
Underlying affiliated funds, at cost and value	563,630
Total investments, at value (identified cost, $35,981,516)	$35,829,615
Cash	28,692
Receivables for
Fund shares sold	1,325
Interest and dividends	123,662
Receivable from investment adviser	10,930
Receivable from distributor	227
Other assets	87
Total assets	$35,994,538
Liabilities
Payable for fund shares reacquired	$109,360
Payable to affiliates
Shareholder servicing costs	3,071
Payable for independent Trustees’ compensation	7
Accrued expenses and other liabilities	74,497
Total liabilities	$186,935
Net assets	$35,807,603
Net assets consist of
Paid-in capital	$36,414,766
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(152,647)
Accumulated distributions in excess of net realized gain on investments and foreign currency	(639,134)
Undistributed net investment income	184,618
Net assets	$35,807,603
Shares of beneficial interest outstanding	3,328,998

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$3,981,262	370,331	$10.75
Class B	445,770	41,680	10.70
Class C	453,110	42,368	10.69
Class I	2,684,958	249,476	10.76
Class R1	108,203	10,109	10.70
Class R2	112,187	10,442	10.74
Class R3	109,625	10,193	10.76
Class R4	110,102	10,232	10.76
Class R5	27,802,386	2,584,167	10.76

Shares outstanding are rounded for presentation purposes.

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $11.41 [100 / 94.25 x $10.75]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/15

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$1,117,843
Dividends from underlying affiliated funds	747
Foreign taxes withheld	(60,282)
Total investment income	$1,058,308
Expenses
Management fee	$338,779
Distribution and service fees	27,407
Shareholder servicing costs	8,990
Administrative services fee	17,500
Independent Trustees’ compensation	1,255
Custodian fee	50,051
Shareholder communications	10,188
Audit and tax fees	52,946
Legal fees	277
Registration fees	121,276
Miscellaneous	13,701
Total expenses	$642,370
Fees paid indirectly	(6)
Reduction of expenses by investment adviser and distributor	(246,583)
Net expenses	$395,781
Net investment income	$662,527
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$(614,794)
Foreign currency	(14,251)
Net realized gain (loss) on investments and foreign currency	$(629,045)
Change in unrealized appreciation (depreciation)
Investments	$(321,962)
Translation of assets and liabilities in foreign currencies	(709)
Net unrealized gain (loss) on investments and foreign currency translation	$(322,671)
Net realized and unrealized gain (loss) on investments and foreign currency	$(951,716)
Change in net assets from operations	$(289,189)

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Change in net assets	Year ended 8/31/15	Period ended 8/31/14 (c)
From operations
Net investment income	$662,527	$31,198
Net realized gain (loss) on investments and foreign currency	(629,045)	44,888
Net unrealized gain (loss) on investments and foreign currency translation	(322,671)	170,024
Change in net assets from operations	$(289,189)	$246,110
Distributions declared to shareholders
From net investment income	$(496,543)	$(21,333)
From net realized gain on investments	(47,180)	—
Total distributions declared to shareholders	$(543,723)	$(21,333)
Change in net assets from fund share transactions	$29,050,145	$7,365,593
Total change in net assets	$28,217,233	$7,590,370
Net assets
At beginning of period	7,590,370	—
At end of period (including undistributed net investment income of $184,618 and $8,741, respectively)	$35,807,603	$7,590,370

(c)	For the period from the commencement of the fund’s investment operations, December 5, 2013, through the stated period end.

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended 2015	Period ended 8/31/14 (c)
Net asset value, beginning of period	$10.92	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	(0.22)	0.86
Total from investment operations	$(0.03)	$1.01
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.09)
From net realized gain on investments	(0.02)	—
Total distributions declared to shareholders	$(0.14)	$(0.09)
Net asset value, end of period (x)	$10.75	$10.92
Total return (%) (r)(s)(t)(x)	(0.36)	10.13	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.88	5.81	(a)
Expenses after expense reductions (f)	1.23	1.22	(a)
Net investment income	1.65	1.86	(a)
Portfolio turnover	61	28	(n)
Net assets at end of period (000 omitted)	$3,981	$800

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Year ended 2015	Period ended 8/31/14 (c)
Net asset value, beginning of period	$10.91	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	(0.20)	0.89
Total from investment operations	$(0.12)	$0.95
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.04)
From net realized gain on investments	(0.02)	—
Total distributions declared to shareholders	$(0.09)	$(0.04)
Net asset value, end of period (x)	$10.70	$10.91
Total return (%) (r)(s)(t)(x)	(1.16)	9.50	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.68	6.87	(a)
Expenses after expense reductions (f)	2.01	2.07	(a)
Net investment income	0.74	0.80	(a)
Portfolio turnover	61	28	(n)
Net assets at end of period (000 omitted)	$446	$116

Class C	Year ended 2015	Period ended 8/31/14 (c)
Net asset value, beginning of period	$10.91	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	(0.23)	0.89
Total from investment operations	$(0.13)	$0.95
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.04)
From net realized gain on investments	(0.02)	—
Total distributions declared to shareholders	$(0.09)	$(0.04)
Net asset value, end of period (x)	$10.69	$10.91
Total return (%) (r)(s)(t)(x)	(1.23)	9.50	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.66	6.85	(a)
Expenses after expense reductions (f)	2.00	2.07	(a)
Net investment income	0.89	0.82	(a)
Portfolio turnover	61	28	(n)
Net assets at end of period (000 omitted)	$453	$130

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Year ended 2015	Period ended 8/31/14 (c)
Net asset value, beginning of period	$10.93	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	(0.25)	0.89
Total from investment operations	$(0.01)	$1.03
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.10)
From net realized gain on investments	(0.02)	—
Total distributions declared to shareholders	$(0.16)	$(0.10)
Net asset value, end of period (x)	$10.76	$10.93
Total return (%) (r)(s)(x)	(0.18)	10.29	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	5.85	(a)
Expenses after expense reductions (f)	1.00	1.07	(a)
Net investment income	2.10	1.81	(a)
Portfolio turnover	61	28	(n)
Net assets at end of period (000 omitted)	$2,685	$138

Class R1	Year ended 2015	Period ended 8/31/14 (c)
Net asset value, beginning of period	$10.91	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	(0.19)	0.89
Total from investment operations	$(0.12)	$0.95
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.04)
From net realized gain on investments	(0.02)	—
Total distributions declared to shareholders	$(0.09)	$(0.04)
Net asset value, end of period (x)	$10.70	$10.91
Total return (%) (r)(s)(x)	(1.22)	9.50	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.69	6.89	(a)
Expenses after expense reductions (f)	2.01	2.07	(a)
Net investment income	0.66	0.79	(a)
Portfolio turnover	61	28	(n)
Net assets at end of period (000 omitted)	$108	$109

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Year ended 2015	Period ended 8/31/14 (c)
Net asset value, beginning of period	$10.92	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.13	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	(0.20)	0.89
Total from investment operations	$(0.07)	$0.99
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.07)
From net realized gain on investments	(0.02)	—
Total distributions declared to shareholders	$(0.11)	$(0.07)
Net asset value, end of period (x)	$10.74	$10.92
Total return (%) (r)(s)(x)	(0.71)	9.89	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.19	6.39	(a)
Expenses after expense reductions (f)	1.51	1.57	(a)
Net investment income	1.16	1.29	(a)
Portfolio turnover	61	28	(n)
Net assets at end of period (000 omitted)	$112	$110

Class R3	Year ended 2015	Period ended 8/31/14 (c)
Net asset value, beginning of period	$10.92	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	(0.19)	0.88
Total from investment operations	$(0.03)	$1.00
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.08)
From net realized gain on investments	(0.02)	—
Total distributions declared to shareholders	$(0.13)	$(0.08)
Net asset value, end of period (x)	$10.76	$10.92
Total return (%) (r)(s)(x)	(0.34)	10.04	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.94	6.14	(a)
Expenses after expense reductions (f)	1.26	1.32	(a)
Net investment income	1.41	1.54	(a)
Portfolio turnover	61	28	(n)
Net assets at end of period (000 omitted)	$110	$110

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Year ended 2015	Period ended 8/31/14 (c)
Net asset value, beginning of period	$10.93	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	(0.20)	0.89
Total from investment operations	$(0.01)	$1.03
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.10)
From net realized gain on investments	(0.02)	—
Total distributions declared to shareholders	$(0.16)	$(0.10)
Net asset value, end of period (x)	$10.76	$10.93
Total return (%) (r)(s)(x)	(0.18)	10.29	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.69	5.89	(a)
Expenses after expense reductions (f)	1.02	1.07	(a)
Net investment income	1.66	1.79	(a)
Portfolio turnover	61	28	(n)
Net assets at end of period (000 omitted)	$110	$110

Class R5	Year ended 2015	Period ended 8/31/14 (c)
Net asset value, beginning of period	$10.92	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	(0.20)	0.88
Total from investment operations	$—	$1.02
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.10)
From net realized gain on investments	(0.02)	—
Total distributions declared to shareholders	$(0.16)	$(0.10)
Net asset value, end of period (x)	$10.76	$10.92
Total return (%) (r)(s)(x)	(0.09)	10.21	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	5.88	(a)
Expenses after expense reductions (f)	0.97	1.06	(a)
Net investment income	1.79	1.80	(a)
Portfolio turnover	61	28	(n)
Net assets at end of period (000 omitted)	$27,802	$5,966

See Notes to Financial Statements

25

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, December 5, 2013, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net asset values which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Low Volatility Global Equity Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

27

Notes to Financial Statements – continued

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that

28

Notes to Financial Statements – continued

the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$17,188,422	$—	$—	$17,188,422
Japan	3,788,604	—	—	3,788,604
Switzerland	2,053,014	—	—	2,053,014
Hong Kong	1,794,627	—	—	1,794,627
United Kingdom	441,448	1,229,062	—	1,670,510
Canada	1,587,931	—	—	1,587,931
Taiwan	1,529,145	—	—	1,529,145
Israel	1,047,423	—	—	1,047,423
New Zealand	805,034	—	—	805,034
Other Countries	2,902,201	899,074	—	3,801,275
Mutual Funds	563,630	—	—	563,630
Total Investments	$33,701,479	$2,128,136	$—	$35,829,615

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $1,687,925 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable

29

Notes to Financial Statements – continued

to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended August 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order

30

Notes to Financial Statements – continued

to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	8/31/15	8/31/14
Ordinary income (including any short-term capital gains)	$543,723	$21,333

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/15
Cost of investments	$36,203,668
Gross appreciation	2,153,493
Gross depreciation	(2,527,546)
Net unrealized appreciation (depreciation)	$(374,053)
Undistributed ordinary income	184,618
Capital loss carryforwards	(416,982)
Other temporary differences	(746)

As of August 31, 2015, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Short-Term	$(416,982)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares

31

Notes to Financial Statements – continued

approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 8/31/15	Period ended 8/31/14 (c)	Year ended 8/31/15	Period ended 8/31/14 (c)
Class A	$109,668	$2,891	$12,199	$—
Class B	1,209	389	202	—
Class C	2,444	403	208	—
Class I	35,776	1,071	1,445	—
Class R1	654	389	160	—
Class R2	941	673	160	—
Class R3	1,143	816	160	—
Class R4	1,425	959	161	—
Class R5	343,283	13,742	32,485	—
Total	$496,543	$21,333	$47,180	$—

(c)	For the period from the commencement of the fund’s investment operations, December 5, 2013, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1.5 billion of average daily net assets	0.75%
Average daily net assets in excess of $2.5 billion	0.65%

The investment adviser had agreed in writing to reduce its management fee to 0.75% of average daily net assets for the first $1 billion, and 0.70% of average daily net assets in excess of $1 billion. This written agreement expired on December 28, 2014. For the period September 1, 2014 through December 28, 2014, this management fee reduction amounted to $12,751, which is included in the reduction of total expenses in the Statement of Operations. Effective December 29, 2014, the investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2016. For the period December 29, 2014 through August 31, 2015, this management fee reduction amounted to $72,854 which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2015, this management fee reduction amounted to $2,472, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2015 was equivalent to an annual effective rate of 0.67% of the fund’s average daily net assets.

32

Notes to Financial Statements – continued

The investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
1.35%	2.10%	2.10%	1.10%	2.10%	1.60%	1.35%	1.10%	1.06%

This written agreement expired on December 28, 2014. For the period September 1, 2014 through December 28, 2014, this reduction amounted to $46,218, which is included in the reduction of total expenses in the Statement of Operations. Effective December 29, 2014, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
1.24%	1.99%	1.99%	0.99%	1.99%	1.49%	1.24%	0.99%	0.95%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2016. For the period December 29, 2014 through August 31, 2015, this reduction amounted to $110,618, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $8,251 for the year ended August 31, 2015, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.23%	$20,961
Class B	0.75%	0.25%	1.00%	1.00%	1,761
Class C	0.75%	0.25%	1.00%	1.00%	2,711
Class R1	0.75%	0.25%	1.00%	1.00%	1,123
Class R2	0.25%	0.25%	0.50%	0.50%	568
Class R3	—	0.25%	0.25%	0.25%	283
Total Distribution and Service Fees					$27,407

33

Notes to Financial Statements – continued

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2015, this rebate amounted to $1,666 for Class A, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2015, were as follows:

Amount
Class B	$71

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2015, the fee was $3,419, which equated to 0.0091% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended August 31, 2015, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $5,571.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2015 was equivalent to an annual effective rate of 0.0465% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of

34

Notes to Financial Statements – continued

Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into a service agreement (the Compliance Officer Agreement) which provided for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. For the year ended August 31, 2015, the aggregate fees paid by the fund under these agreements were $110 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreement in the amount of $4, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On December 5, 2013, MFS purchased 140,000 shares of Class R5 and 10,000 shares of Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4 for an aggregate amount of $2,200,000.

At August 31, 2015, MFS held approximately 97% of the outstanding shares of Class R2, and 100% of the outstanding shares each of Class R1, Class R3, and Class R4.

(4) Portfolio Securities

For the year ended August 31, 2015, purchases and sales of investments, other than short-term obligations, aggregated $54,724,877 and $21,156,407, respectively.

35

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/15		Period ended 8/31/14 (c)
	Shares	Amount	Shares	Amount
Shares sold
Class A	1,021,046	$11,323,787	74,023	$777,936
Class B	31,453	354,924	10,644	106,935
Class C	30,202	339,599	11,922	120,556
Class I	342,383	3,844,369	12,538	127,000
Class R1	—	—	10,000	100,000
Class R2	282	3,226	10,000	100,000
Class R3	—	—	10,000	100,000
Class R4	—	—	10,000	100,000
Class R5	2,119,281	23,166,421	544,945	5,822,000
	3,544,647	$39,032,326	694,072	$7,354,427

Shares issued to shareholders in reinvestment of distributions
Class A	10,784	$121,867	272	$2,891
Class B	125	1,411	37	389
Class C	235	2,652	38	403
Class I	3,282	37,221	101	1,071
Class R1	72	814	37	389
Class R2	97	1,101	63	673
Class R3	116	1,303	77	816
Class R4	141	1,586	91	959
Class R5	33,350	375,768	1,300	13,742
	48,202	$543,723	2,016	$21,333

Shares reacquired
Class A	(734,771)	$(8,050,054)	(1,023)	$(10,146)
Class B	(579)	(6,485)	—	—
Class C	(27)	(302)	(2)	(21)
Class I	(108,828)	(1,185,046)	—	—
Class R5	(114,709)	(1,284,017)	—	—
	(958,914)	$(10,525,904)	(1,025)	$(10,167)

36

Notes to Financial Statements – continued

	Year ended 8/31/15		Period ended 8/31/14 (c)
	Shares	Amount	Shares	Amount
Net change
Class A	297,059	$3,395,600	73,272	$770,681
Class B	30,999	349,850	10,681	107,324
Class C	30,410	341,949	11,958	120,938
Class I	236,837	2,696,544	12,639	128,071
Class R1	72	814	10,037	100,389
Class R2	379	4,327	10,063	100,673
Class R3	116	1,303	10,077	100,816
Class R4	141	1,586	10,091	100,959
Class R5	2,037,922	22,258,172	546,245	5,835,742
	2,633,935	$29,050,145	695,063	$7,365,593

(c)	For the period from the commencement of the fund’s investment operations, December 5, 2013, through the stated period end.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2015, the fund’s commitment fee and interest expense were $105 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	128,237	43,282,783	(42,847,390)	563,630

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$747	$563,630

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and the Shareholders of MFS Low Volatility Global Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Low Volatility Global Equity Fund (one of the series of MFS Series Trust I) (the “Fund”) as of August 31, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from December 5, 2013 (the commencement of the Fund’s investment operations) through August 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Low Volatility Global Equity Fund as of August 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from December 5, 2013 (the commencement of the Fund’s investment operations) through August 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 15, 2015

38

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director
John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies, Director; Dycom Industries, Inc.
Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Susan S. Newton (k) (age 65)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A
Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

42

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of October 1, 2015, the Trustees served as board members of 138 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
James Fallon Jonathan Sage

43

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for the one-year period ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

44

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds for the one-year period ended December 31, 2014. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The Fund commenced operations on December 5, 2013 and has a limited operating history and performance record; therefore no performance data for the three- or five-year periods was available. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed in writing to reduce its advisory fee, and that MFS currently observes an expense limitation for the Fund, each of which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

45

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and

46

Board Review of Investment Advisory Agreement – continued

MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

47

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

For corporate shareholders, 49.58% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

48

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

49

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

50

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2015

MFS® LOW VOLATILITY EQUITY FUND

LVU-ANN

MFS® LOW VOLATILITY EQUITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

The U.S. economy bounced back after another harsh winter curtailed domestic consumption. Despite strengthening labor and housing markets, however, a stronger U.S. dollar and weak overseas demand have held back corporate earnings.

China’s economic growth continues to slow, raising concerns and adding to global market volatility. Commodity exporters, including Australia and Canada, have been hurt by weaker Chinese demand. Global oil markets remain oversupplied, putting pressure on crude oil and gasoline prices.

In Europe, concerns about a potential Greek debt default have faded, and the eurozone’s economy is expanding mildly. Hopes for a more robust regionwide recovery rest on the European Central Bank’s quantitative easing program.

The world’s financial markets have become increasingly complex in recent years. Now, more than ever, it is important to understand companies on a global basis. At MFS®, we believe our integrated research platform, collaborative culture, active risk management process and long-term focus give us a research advantage.

As investors, we aim to add long-term value. We believe this approach will serve you well as you work with your financial advisor to reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

October 15, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Eli Lilly & Co.	3.0%
Public Storage, Inc., REIT	3.0%
Visa, Inc., “A”	2.8%
Johnson & Johnson	2.6%
M&T Bank Corp.	2.5%
Merck & Co., Inc.	2.4%
Wal-Mart Stores, Inc.	2.4%
Costco Wholesale Corp.	2.4%
General Mills, Inc.	2.3%
McDonald’s Corp.	2.2%

Equity sectors
Financial Services	21.5%
Health Care	17.2%
Consumer Staples	13.4%
Technology	9.9%
Utilities & Communications	8.7%
Retailing	8.1%
Industrial Goods & Services	6.6%
Energy	4.6%
Special Products & Services	3.4%
Leisure	3.3%
Basic Materials	0.9%
Autos & Housing	0.4%

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and the Notes to Financial Statements for additional information related to certain risks associated with assets included in “Other”.

Percentages are based on net assets as of 8/31/15.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2015, Class A shares of the MFS Low Volatility Equity Fund (“fund”) provided a total return of 4.01%, at net asset value. This compares with a return of 0.48% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).

Market Environment

A generally risk-friendly environment prevailed in the first half of the period and any market setbacks, triggered by global growth concerns, were short-lived as central banks responded and kept monetary policy accommodative. For example, the US tempered rate hike expectations while Japan, Europe and China provided fresh stimulus measures which ultimately supported risk assets. Early in the second half of the period, the European Central Bank cut policy interest rates and announced non-conventional easing measures, pushing yields on a significant portion of eurozone sovereign bonds deeper into negative territory, a notable highlight amid a mini-wave of global easing due to declining inflation and inflation expectations. However, the environment supporting risk began to break down in the latter phases of the period, with both US investment grade and high yield corporate spreads widening out and any individual company performance below expectations resulted in market selling.

A dominant trend for most of the period was the ongoing rise in US equities. Until early in the second half of the period, this was paired with a decline in US and global bond yields. The uptrend in US corporate margins and profits continued throughout the second half of 2014, but in the latter part of the period the margin results became more bifurcated with energy and materials suffering and the rest of the companies holding on to net margins in an ongoing slow revenue growth environment. A rising dollar and a sharp decline in commodity prices, particularly crude oil prices, negatively impacted credit markets, notably US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility. In the second half of the period, global sovereign bond yields rose, shrugging off concerns over a Greek debt default. The rise tempered the equity advance, as odds of a 2015 US Federal Reserve rate hike increased. At the end of the period, the stronger US dollar slowed revenues in many US-based multinational companies. As the last month of the period began, risk shedding became a theme across emerging market countries and continued to weaken Chinese economic data as well as economic data of the commodity-driven countries. Risk shedding accelerated outflows and cross-border selling. By the end of the period, many of the world’s equity markets had entered into “correction” territory.

Contributors to Performance

Stock selection in the financial services sector contributed to performance relative to the S&P 500 Index. The fund’s overweight positions in global payments technology company Visa and equity real estate investment trust Public Storage, and holdings of international reinsurance group PartnerRe (b), benefited relative results. Shares of Visa appreciated as the company delivered solid earnings results during the period.

3

Management Review – continued

The fund’s underweight position and, to a lesser extent, stock selection in the energy sector aided relative performance. However, there were no individual securities within this sector that were among the fund’s top relative contributors during the reporting period.

Stock selection in the industrial goods & services sector strengthened relative performance, led by the fund’s overweight position in waste management company Stericycle.

Stocks in other sectors that strengthened relative performance included the fund’s overweight positions in pharmaceutical company Eli Lilly, supermarket operator Kroger (h), pharmaceutical services company AmerisourceBergen and auto parts retailer O’Reilly Automotive. Shares of Eli Lilly rose after the company provided a promising update on its diabetes portfolio, representing a core driver for its business growth. Shares of Kroger appreciated after the company announced robust core results in its supermarket business and raised future guidance citing continued growth in identical store sales. Holdings of software company Amdocs (b) and global cruise line operator Norwegian Cruise Line (b) also benefited relative results.

Detractors from Performance

Stock selection in the technology sector detracted from relative performance. Not holding computer and personal electronics maker Apple and social networking service provider Facebook, and an overweight position in semiconductor company Microchip Technology, weighed on relative performance. Shares of Apple appreciated during the period due to strong consumer demand for the company’s iPhone 6 and 6 Plus smartphones.

Elsewhere, the fund’s overweight positions in energy company Chevron, retailer Wal-Mart, household products maker Procter & Gamble and pharmaceutical company Merck dampened relative returns. Shares of Chevron traded lower after the Organization of the Petroleum Exporting Countries’ (OPEC) unchanged production targets caused crude oil prices to fall. Not holding strong-performing internet retailer Amazon.com weakened relative returns as its shares appreciated after the company delivered solid results during the period supported by improved growth in its core retail segment and remote computing segment (Amazon Web Services). Holding shares of energy services provider OGE Energy (b), and an underweight position in home improvement retailer Home Depot, were also among the fund’s top relative detractors.

Respectfully,

James Fallon	Matthew Krummell
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

4

Management Review – continued

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/15

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 8/31/15

Average annual without sales charge

Share Class	Class Inception Date	1-yr	Life (t)
A	12/05/13	4.01%	7.38%
B	12/05/13	3.20%	6.56%
C	12/05/13	3.23%	6.60%
I	12/05/13	4.20%	7.65%
R1	12/05/13	3.18%	6.59%
R2	12/05/13	3.69%	7.12%
R3	12/05/13	4.04%	7.41%
R4	12/05/13	4.20%	7.64%
R5	12/05/13	4.22%	7.67%
Comparative benchmark
Standard & Poor’s 500 Stock Index (f)		0.48%	7.81%
Average annual with sales charge
A With initial Sales Charge (5.75%)		(1.97)%	3.78%
B With CDSC (Declining over six years from 4% to 0%) (v)		(0.80)%	4.35%
C With CDSC (1% for 12 months) (v)		2.23%	6.60%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

7

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2015 through August 31, 2015

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2015 through August 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/15	Ending Account Value 8/31/15	Expenses Paid During Period (p) 3/01/15-8/31/15
A	Actual	1.18%	$1,000.00	$968.12	$5.85
	Hypothetical (h)	1.18%	$1,000.00	$1,019.26	$6.01
B	Actual	1.96%	$1,000.00	$963.81	$9.70
	Hypothetical (h)	1.96%	$1,000.00	$1,015.32	$9.96
C	Actual	1.95%	$1,000.00	$964.17	$9.65
	Hypothetical (h)	1.95%	$1,000.00	$1,015.38	$9.91
I	Actual	0.95%	$1,000.00	$969.07	$4.71
	Hypothetical (h)	0.95%	$1,000.00	$1,020.42	$4.84
R1	Actual	1.96%	$1,000.00	$964.41	$9.70
	Hypothetical (h)	1.96%	$1,000.00	$1,015.32	$9.96
R2	Actual	1.46%	$1,000.00	$966.72	$7.24
	Hypothetical (h)	1.46%	$1,000.00	$1,017.85	$7.43
R3	Actual	1.21%	$1,000.00	$967.89	$6.00
	Hypothetical (h)	1.21%	$1,000.00	$1,019.11	$6.16
R4	Actual	0.96%	$1,000.00	$969.03	$4.76
	Hypothetical (h)	0.96%	$1,000.00	$1,020.37	$4.89
R5	Actual	0.90%	$1,000.00	$969.16	$4.47
	Hypothetical (h)	0.90%	$1,000.00	$1,020.67	$4.58

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.03%. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

8/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.0%
Issuer	Shares/Par	Value ($)
Aerospace - 3.1%
General Dynamics Corp.	753	$106,940
Honeywell International, Inc.	1,773	176,006
Lockheed Martin Corp.	486	97,773
United Technologies Corp.	1,415	129,628

		$510,347
Automotive - 0.4%
Delphi Automotive PLC	926	$69,932

Business Services - 3.4%
Amdocs Ltd.	5,531	$316,429
Automatic Data Processing, Inc.	3,126	241,702

		$558,131
Cable TV - 0.4%
Charter Communications, Inc., “A” (a)	400	$72,644

Chemicals - 0.5%
3M Co.	584	$83,010

Computer Software - 3.2%
Adobe Systems, Inc. (a)	903	$70,949
Intuit, Inc.	1,678	143,889
Microsoft Corp.	5,797	252,285
Oracle Corp.	1,632	60,531

		$527,654
Computer Software - Systems - 1.5%
EMC Corp.	4,065	$101,097
International Business Machines Corp.	981	145,080

		$246,177
Consumer Products - 3.7%
Colgate-Palmolive Co.	3,272	$205,514
Kimberly-Clark Corp.	620	66,049
Procter & Gamble Co.	4,750	335,683

		$607,246
Electrical Equipment - 0.4%
Danaher Corp.	777	$67,615

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Electronics - 2.2%
Microchip Technology, Inc.	5,470	$232,475
Texas Instruments, Inc.	2,721	130,173

		$362,648
Energy - Integrated - 3.6%
Chevron Corp.	2,986	$241,836
Exxon Mobil Corp.	4,821	362,732

		$604,568
Food & Beverages - 7.5%
Bunge Ltd.	815	$59,047
Coca-Cola Co.	5,162	202,970
Dr Pepper Snapple Group, Inc.	1,245	95,529
General Mills, Inc.	6,596	374,389
Mondelez International, Inc.	1,678	71,080
PepsiCo, Inc.	3,526	327,671
Pinnacle Foods, Inc.	2,522	113,086

		$1,243,772
Food & Drug Stores - 0.5%
CVS Health Corp.	798	$81,715

Gaming & Lodging - 0.6%
Norwegian Cruise Line Holdings Ltd. (a)	1,739	$100,166

General Merchandise - 5.7%
Costco Wholesale Corp.	2,819	$394,801
Macy’s, Inc.	956	56,031
Target Corp.	1,167	90,688
Wal-Mart Stores, Inc.	6,105	395,177

		$936,697
Health Maintenance Organizations - 0.9%
Aetna, Inc.	669	$76,614
UnitedHealth Group, Inc.	629	72,775

		$149,389
Insurance - 7.9%
American International Group, Inc.	1,615	$97,449
Chubb Corp.	683	82,513
Everest Re Group Ltd.	1,746	306,964
Loews Corp.	3,630	132,314
MetLife, Inc.	1,185	59,369
PartnerRe Ltd.	1,471	203,601

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Insurance - continued
Travelers Cos., Inc.	1,442	$143,551
Validus Holdings Ltd.	6,352	281,267

		$1,307,028
Internet - 2.0%
Google, Inc., “A” (a)	524	$339,458

Major Banks - 2.2%
PNC Financial Services Group, Inc.	956	$87,111
Wells Fargo & Co.	5,375	286,649

		$373,760
Medical & Health Technology & Services - 3.9%
AmerisourceBergen Corp.	1,797	$179,772
HCA Holdings, Inc. (a)	808	69,989
Henry Schein, Inc. (a)	1,019	139,409
McKesson Corp.	867	171,302
MEDNAX, Inc. (a)	985	79,342

		$639,814
Medical Equipment - 3.2%
Abbott Laboratories	5,099	$230,934
Becton, Dickinson and Co.	625	88,138
Medtronic PLC	1,225	88,555
Zimmer Biomet Holdings, Inc.	1,150	119,094

		$526,721
Network & Telecom - 1.0%
Cisco Systems, Inc.	6,335	$163,950

Oil Services - 0.9%
Schlumberger Ltd.	1,967	$152,187

Other Banks & Diversified Financials - 7.3%
American Express Co.	1,039	$79,712
East West Bancorp, Inc.	2,133	86,195
M&T Bank Corp.	3,551	419,870
MasterCard, Inc., “A”	1,652	152,595
Visa, Inc., “A”	6,527	465,375

		$1,203,747
Pharmaceuticals - 9.2%
Allergan PLC (a)	228	$69,253
Bristol-Myers Squibb Co.	1,124	66,844

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Pharmaceuticals - continued
Eli Lilly & Co.	6,113	$503,406
Johnson & Johnson	4,515	424,320
Merck & Co., Inc.	7,480	402,798
Pfizer, Inc.	1,896	61,089

		$1,527,710
Pollution Control - 3.1%
Republic Services, Inc.	4,370	$179,083
Stericycle, Inc. (a)	1,269	179,107
Waste Connections, Inc.	3,398	161,609

		$519,799
Real Estate - 4.1%
AvalonBay Communities, Inc., REIT	385	$63,548
Public Storage, Inc., REIT	2,477	498,546
Simon Property Group, Inc., REIT	648	116,199

		$678,293
Restaurants - 2.2%
McDonald’s Corp.	3,895	$370,103

Specialty Chemicals - 0.4%
Praxair, Inc.	618	$65,354

Specialty Stores - 2.0%
AutoZone, Inc. (a)	187	$133,890
Home Depot, Inc.	577	67,197
O’Reilly Automotive, Inc. (a)	532	127,717

		$328,804
Telecommunications - Wireless - 0.6%
American Tower Corp., REIT	1,079	$99,473

Telephone Services - 2.1%
AT&T, Inc.	3,219	$106,871
Verizon Communications, Inc.	5,110	235,111

		$341,982
Tobacco - 2.2%
Altria Group, Inc.	2,533	$135,718
Philip Morris International, Inc.	1,970	157,206
Reynolds American, Inc.	882	73,868

		$366,792

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Utilities - Electric Power - 6.1%
Alliant Energy Corp.	1,049	$59,447
American Electric Power Co., Inc.	2,095	113,738
Consolidated Edison, Inc.	1,158	72,850
Dominion Resources, Inc.	1,454	101,417
Duke Energy Corp.	994	70,485
NextEra Energy, Inc.	1,901	187,077
OGE Energy Corp.	5,818	163,137
Pinnacle West Capital Corp.	1,245	74,115
Southern Co.	2,339	101,536
Xcel Energy, Inc.	1,835	61,895

		$1,005,697
Total Common Stocks (Identified Cost, $16,257,860)		$16,232,383

Money Market Funds - 2.8%
MFS Institutional Money Market Portfolio, 0.11%, at Cost and Net Asset Value (v)	460,003	$460,003
Total Investments (Identified Cost, $16,717,863)		$16,692,386

Other Assets, Less Liabilities - (0.8)%		(136,192)
Net Assets - 100.0%		$16,556,194

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/15

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $16,257,860)	$16,232,383
Underlying affiliated funds, at cost and value	460,003
Total investments, at value (identified cost, $16,717,863)	$16,692,386
Receivables for
Fund shares sold	310,694
Dividends	44,527
Receivable from investment adviser	13,490
Other assets	34
Total assets	$17,061,131
Liabilities
Payables for
Investments purchased	$381,325
Fund shares reacquired	71,722
Payable to affiliates
Shareholder servicing costs	2,082
Distribution and service fees	83
Payable for independent Trustees’ compensation	9
Accrued expenses and other liabilities	49,716
Total liabilities	$504,937
Net assets	$16,556,194
Net assets consist of
Paid-in capital	$16,471,901
Unrealized appreciation (depreciation) on investments	(25,477)
Accumulated net realized gain (loss) on investments	79,272
Undistributed net investment income	30,498
Net assets	$16,556,194
Shares of beneficial interest outstanding	1,488,575

16

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$11,266,945	1,012,964	$11.12
Class B	716,786	64,553	11.10
Class C	1,564,239	141,056	11.09
Class I	964,259	86,549	11.14
Class R1	111,731	10,049	11.12
Class R2	112,707	10,126	11.13
Class R3	113,198	10,165	11.14
Class R4	113,691	10,204	11.14
Class R5	1,592,638	142,909	11.14

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $11.80 [100 / 94.25 x $11.12]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/15

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$263,595
Dividends from underlying affiliated funds	184
Total investment income	$263,779
Expenses
Management fee	$83,105
Distribution and service fees	34,106
Shareholder servicing costs	7,582
Administrative services fee	17,500
Independent Trustees’ compensation	1,190
Custodian fee	14,519
Shareholder communications	11,947
Audit and tax fees	38,425
Legal fees	87
Registration fees	105,491
Miscellaneous	12,365
Total expenses	$326,317
Reduction of expenses by investment adviser and distributor	(189,170)
Net expenses	$137,147
Net investment income	$126,632
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investments (identified cost basis)	$89,950
Change in unrealized appreciation (depreciation) on investments	$(250,899)
Net realized and unrealized gain (loss) on investments	$(160,949)
Change in net assets from operations	$(34,317)

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Change in net assets	Year ended 8/31/15	Period ended 8/31/14 (c)
From operations
Net investment income	$126,632	$26,186
Net realized gain (loss) on investments	89,950	743
Net unrealized gain (loss) on investments	(250,899)	225,422
Change in net assets from operations	$(34,317)	$252,351
Distributions declared to shareholders
From net investment income	$(106,873)	$(16,493)
From net realized gain on investments	(2,950)	—
Total distributions declared to shareholders	$(109,823)	$(16,493)
Change in net assets from fund share transactions	$12,816,813	$3,647,663
Total change in net assets	$12,672,673	$3,883,521
Net assets
At beginning of period	3,883,521	—
At end of period (including undistributed net investment income of $30,498 and $10,739, respectively)	$16,556,194	$3,883,521

(c)	For the period from the commencement of the fund’s investment operations, December 5, 2013, through the stated period end.

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended 2015	Period ended 8/31/14 (c)
Net asset value, beginning of period	$10.82	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	0.30 (g)	0.77
Total from investment operations	$0.44	$0.88
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.06)
From net realized gain on investments	(0.01)	—
Total distributions declared to shareholders	$(0.14)	$(0.06)
Net asset value, end of period (x)	$11.12	$10.82
Total return (%) (r)(s)(t)(x)	4.01	8.82	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.72	4.45	(a)
Expenses after expense reductions (f)	1.18	1.15	(a)
Net investment income	1.22	1.40	(a)
Portfolio turnover	33	30	(n)
Net assets at end of period (000 omitted)	$11,267	$1,154

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Years ended 2015	Period ended 8/31/14 (c)
Net asset value, beginning of period	$10.81	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	0.30 (g)	0.78
Total from investment operations	$0.35	$0.82
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.01)
From net realized gain on investments	(0.01)	—
Total distributions declared to shareholders	$(0.06)	$(0.01)
Net asset value, end of period (x)	$11.10	$10.81
Total return (%) (r)(s)(t)(x)	3.20	8.23	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.79	5.75	(a)
Expenses after expense reductions (f)	1.95	1.93	(a)
Net investment income	0.43	0.46	(a)
Portfolio turnover	33	30	(n)
Net assets at end of period (000 omitted)	$717	$170

Class C	Years ended 2015	Period ended 8/31/14 (c)
Net asset value, beginning of period	$10.80	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	0.30 (g)	0.79
Total from investment operations	$0.35	$0.83
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.03)
From net realized gain on investments	(0.01)	—
Total distributions declared to shareholders	$(0.06)	$(0.03)
Net asset value, end of period (x)	$11.09	$10.80
Total return (%) (r)(s)(t)(x)	3.23	8.27	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.73	5.39	(a)
Expenses after expense reductions (f)	1.95	1.93	(a)
Net investment income	0.43	0.48	(a)
Portfolio turnover	33	30	(n)
Net assets at end of period (000 omitted)	$1,564	$421

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Years ended 2015	Period ended 8/31/14 (c)
Net asset value, beginning of period	$10.84	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	0.30 (g)	0.80
Total from investment operations	$0.46	$0.91
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.07)
From net realized gain on investments	(0.01)	—
Total distributions declared to shareholders	$(0.16)	$(0.07)
Net asset value, end of period (x)	$11.14	$10.84
Total return (%) (r)(s)(x)	4.20	9.09	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.53	4.72	(a)
Expenses after expense reductions (f)	0.95	0.93	(a)
Net investment income	1.36	1.43	(a)
Portfolio turnover	33	30	(n)
Net assets at end of period (000 omitted)	$964	$177

Class R1	Years ended 2015	Period ended 8/31/14 (c)
Net asset value, beginning of period	$10.82	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.04	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	0.31 (g)	0.80
Total from investment operations	$0.35	$0.83
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.01)
From net realized gain on investments	(0.01)	—
Total distributions declared to shareholders	$(0.05)	$(0.01)
Net asset value, end of period (x)	$11.12	$10.82
Total return (%) (r)(s)(x)	3.18	8.30	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	4.18	5.92	(a)
Expenses after expense reductions (f)	1.95	1.93	(a)
Net investment income	0.39	0.40	(a)
Portfolio turnover	33	30	(n)
Net assets at end of period (000 omitted)	$112	$108

See Notes to Financial Statements

22

Financial Highlights – continued

Class R2	Years ended 2015	Period ended 8/31/14 (c)
Net asset value, beginning of period	$10.83	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	0.30 (g)	0.80
Total from investment operations	$0.40	$0.87
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.04)
From net realized gain on investments	(0.01)	—
Total distributions declared to shareholders	$(0.10)	$(0.04)
Net asset value, end of period (x)	$11.13	$10.83
Total return (%) (r)(s)(x)	3.69	8.69	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.68	5.42	(a)
Expenses after expense reductions (f)	1.45	1.43	(a)
Net investment income	0.89	0.90	(a)
Portfolio turnover	33	30	(n)
Net assets at end of period (000 omitted)	$113	$109

Class R3	Years ended 2015	Period ended 8/31/14 (c)
Net asset value, beginning of period	$10.83	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.13	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	0.31 (g)	0.79
Total from investment operations	$0.44	$0.88
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.05)
From net realized gain on investments	(0.01)	—
Total distributions declared to shareholders	$(0.13)	$(0.05)
Net asset value, end of period (x)	$11.14	$10.83
Total return (%) (r)(s)(x)	4.04	8.84	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.43	5.17	(a)
Expenses after expense reductions (f)	1.20	1.18	(a)
Net investment income	1.14	1.15	(a)
Portfolio turnover	33	30	(n)
Net assets at end of period (000 omitted)	$113	$109

See Notes to Financial Statements

23

Financial Highlights – continued

Class R4	Years ended 2015	Period ended 8/31/14 (c)
Net asset value, beginning of period	$10.84	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	0.30 (g)	0.80
Total from investment operations	$0.46	$0.91
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.07)
From net realized gain on investments	(0.01)	—
Total distributions declared to shareholders	$(0.16)	$(0.07)
Net asset value, end of period (x)	$11.14	$10.84
Total return (%) (r)(s)(x)	4.20	9.09	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.18	4.92	(a)
Expenses after expense reductions (f)	0.95	0.93	(a)
Net investment income	1.39	1.40	(a)
Portfolio turnover	33	30	(n)
Net assets at end of period (000 omitted)	$114	$109

Class R5	Years ended 2015	Period ended 8/31/14 (c)
Net asset value, beginning of period	$10.84	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	0.30 (g)	0.80
Total from investment operations	$0.46	$0.91
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.07)
From net realized gain on investments	(0.01)	—
Total distributions declared to shareholders	$(0.16)	$(0.07)
Net asset value, end of period (x)	$11.14	$10.84
Total return (%) (r)(s)(x)	4.22	9.11	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.14	4.90	(a)
Expenses after expense reductions (f)	0.91	0.91	(a)
Net investment income	1.43	1.42	(a)
Portfolio turnover	33	30	(n)
Net assets at end of period (000 omitted)	$1,593	$1,527

See Notes to Financial Statements

24

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, December 5, 2013, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net asset values which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Low Volatility Equity Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity

26

Notes to Financial Statements – continued

securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the

27

Notes to Financial Statements – continued

significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$16,232,383	$—	$—	$16,232,383
Mutual Funds	460,003	—	—	460,003
Total Investments	$16,692,386	$—	$—	$16,692,386

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. For the year ended August 31, 2015, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

28

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	8/31/15	8/31/14
Ordinary income (including any short-term capital gains)	$109,823	$16,493

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/15
Cost of investments	$16,773,692
Gross appreciation	722,691
Gross depreciation	(803,997)
Net unrealized appreciation (depreciation)	$(81,306)
Undistributed ordinary income	79,094
Undistributed long-term capital gain	86,505

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to

29

Notes to Financial Statements – continued

shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 8/31/15	Period ended 8/31/14 (c)	Year ended 8/31/15	Period ended 8/31/14 (c)
Class A	$68,391	$3,470	$1,238	$—
Class B	1,540	140	145	—
Class C	4,579	618	355	—
Class I	6,873	1,009	100	—
Class R1	384	97	61	—
Class R2	944	379	62	—
Class R3	1,226	521	62	—
Class R4	1,510	663	62	—
Class R5	21,426	9,596	865	—
Total	$106,873	$16,493	$2,950	$—

(c)	For the period from the commencement of the fund’s investment operations, December 5, 2013, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Next $1.5 billion of average daily net assets	0.70%
Average daily net assets in excess of $2.5 billion	0.65%

The investment adviser has agreed in writing to reduce its management fee to 0.60% of average daily net assets for the first $1 billion and 0.55% of average daily net assets in excess of $1 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2016. For the year ended August 31, 2015, this management fee reduction amounted to $16,621, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2015, this management fee reduction amounted to $736, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2015 was equivalent to an annual effective rate of 0.59% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and

30

Notes to Financial Statements – continued

transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
1.20%	1.95%	1.95%	0.95%	1.95%	1.45%	1.20%	0.95%	0.91%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2016. For the year ended August 31, 2015, this reduction amounted to $170,240, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $18,989 for the year ended August 31, 2015, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.23%	$17,457
Class B	0.75%	0.25%	1.00%	1.00%	4,127
Class C	0.75%	0.25%	1.00%	1.00%	10,527
Class R1	0.75%	0.25%	1.00%	1.00%	1,136
Class R2	0.25%	0.25%	0.50%	0.50%	572
Class R3	—	0.25%	0.25%	0.25%	287
Total Distribution and Service Fees					$34,106

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2015, this rebate amounted to $1,572 for Class A, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder

31

Notes to Financial Statements – continued

redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2015, were as follows:

Amount
Class C	$65

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2015, the fee was $1,883, which equated to 0.0170% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended August 31, 2015, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $5,699.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2015 was equivalent to an annual effective rate of 0.1580% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into a service agreement (the Compliance Officer Agreement) which provided for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. For the year ended August 31, 2015, the aggregate fees paid by the fund under these agreements were $31 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreement in the amount of $1, which is included in the

32

Notes to Financial Statements – continued

reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On December 5, 2013, MFS purchased 140,000 shares of Class R5 and 10,000 shares of Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4 for an aggregate amount of $2,200,000.

At August 31, 2015, MFS held 100% of the outstanding shares of Class R1, Class R2, Class R3, Class R4, and Class R5.

(4) Portfolio Securities

For the year ended August 31, 2015, purchases and sales of investments, other than short-term obligations, aggregated $16,242,487 and $3,532,623, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/15		Period ended 8/31/14 (c)
	Shares	Amount	Shares	Amount
Shares sold
Class A	1,255,223	$14,308,949	110,758	$1,150,103
Class B	61,412	699,282	15,774	160,956
Class C	108,089	1,225,622	38,895	404,114
Class I	90,200	1,029,639	16,190	163,700
Class R1	—	—	10,000	100,000
Class R2	—	—	10,000	100,000
Class R3	—	—	10,000	100,000
Class R4	—	—	10,000	100,000
Class R5	—	—	140,000	1,400,000
	1,514,924	$17,263,492	361,617	$3,678,873

33

Notes to Financial Statements – continued

	Year ended 8/31/15		Period ended 8/31/14 (c)
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	6,132	$69,629	331	$3,470
Class B	148	1,670	13	138
Class C	438	4,934	58	618
Class I	614	6,973	96	1,009
Class R1	40	445	9	97
Class R2	90	1,005	36	379
Class R3	115	1,288	50	521
Class R4	141	1,572	63	663
Class R5	1,991	22,291	918	9,596
	9,709	$109,807	1,574	$16,491

Shares reacquired
Class A	(354,999)	$(4,099,493)	(4,481)	$(46,920)
Class B	(12,729)	(147,017)	(65)	(700)
Class C	(6,416)	(73,362)	(8)	(81)
Class I	(20,551)	(236,614)	—	—
	(394,695)	$(4,556,486)	(4,554)	$(47,701)

Net change
Class A	906,356	$10,279,085	106,608	$1,106,653
Class B	48,831	553,935	15,722	160,394
Class C	102,111	1,157,194	38,945	404,651
Class I	70,263	799,998	16,286	164,709
Class R1	40	445	10,009	100,097
Class R2	90	1,005	10,036	100,379
Class R3	115	1,288	10,050	100,521
Class R4	141	1,572	10,063	100,663
Class R5	1,991	22,291	140,918	1,409,596
	1,129,938	$12,816,813	358,637	$3,647,663

(c)	For the period from the commencement of the fund’s investment operations, December 5, 2013, through the stated period end.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to

34

Notes to Financial Statements – continued

each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2015, the fund’s commitment fee and interest expense were $30 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	132,053	10,220,019	(9,892,069)	460,003

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$184	$460,003

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and Shareholders of MFS Low Volatility Equity Fund:

We have audited the accompanying statement of assets and liabilities of MFS Low Volatility Equity Fund (the Fund) (one of the series constituting MFS Series Trust I), including the portfolio of investments, as of August 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Low Volatility Equity Fund (one of the series constituting MFS Series Trust I) at August 31, 2015, the results of its operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 15, 2015

36

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

37

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director
John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies, Director; Dycom Industries, Inc.
Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

38

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Susan S. Newton (k) (age 65)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A
Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

40

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of October 1, 2015, the Trustees served as board members of 138 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
James Fallon Matthew Krummell

41

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services to be performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for the one-year period ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

42

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds for the one-year period ended December 31, 2014. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The Fund commenced operations on December 5, 2013 and has a limited operating history and performance record; therefore no performance data for the three- or five-year periods was available. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment

43

Board Review of Investment Advisory Agreement – continued

companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion, and that MFS has agreed in writing to further reduce its advisory fee rate on the Fund’s average daily net assets up to $1 billion and over $1 billion, which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and

44

Board Review of Investment Advisory Agreement – continued

MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

45

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $9,412 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

46

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

47

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

48

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2015

MFS® NEW DISCOVERY FUND

NDF-ANN

MFS® NEW DISCOVERY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

The U.S. economy bounced back after another harsh winter curtailed domestic consumption. Despite strengthening labor and housing markets, however, a stronger U.S. dollar and weak overseas demand have held back corporate earnings.

China’s economic growth continues to slow, raising concerns and adding to global market volatility. Commodity exporters, including Australia and Canada, have been hurt by weaker Chinese demand. Global oil markets remain oversupplied, putting pressure on crude oil and gasoline prices.

In Europe, concerns about a potential Greek debt default have faded, and the eurozone’s economy is expanding mildly. Hopes for a more robust regionwide recovery rest on the European Central Bank’s quantitative easing program.

The world’s financial markets have become increasingly complex in recent years. Now, more than ever, it is important to understand companies on a global basis. At MFS®, we believe our integrated research platform, collaborative culture, active risk management process and long-term focus give us a research advantage.

As investors, we aim to add long-term value. We believe this approach will serve you well as you work with your financial advisor to reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

October 15, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Bright Horizons Family Solutions, Inc.	2.8%
Gartner, Inc.	2.2%
SS&C Technologies Holdings, Inc.	1.9%
Healthcare Services Group, Inc.	1.8%
Sabre Corp.	1.7%
AMETEK, Inc.	1.7%
Masimo Corp.	1.6%
Five Below, Inc.	1.6%
Live Nation, Inc.	1.5%
Axalta Coating Systems Ltd.	1.5%

Equity sectors
Health Care	27.5%
Technology	14.2%
Special Products & Services	11.8%
Leisure	7.7%
Industrial Goods & Services	7.7%
Retailing	7.5%
Autos & Housing	5.5%
Financial Services	5.2%
Basic Materials	3.2%
Transportation	2.9%
Consumer Staples	2.7%
Energy	2.2%

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and the Notes to Financial Statements for additional information related to certain risks associated with assets included in “Other”.

Percentages are based on net assets as of 8/31/15.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2015, Class A shares of the MFS New Discovery Fund (“fund”) provided a total return of 0.47%, at net asset value. This compares with a return of 5.11% for the fund’s benchmark, the Russell 2000 Growth Index.

Market Environment

A generally risk-friendly environment prevailed in the first half of the period and any market setbacks, triggered by global growth concerns, were short-lived as central banks responded and kept monetary policy accommodative. For example, the US tempered rate hike expectations while Japan, Europe and China provided fresh stimulus measures which ultimately supported risk assets. Early in the second half of the period, the European Central Bank cut policy interest rates and announced non-conventional easing measures, pushing yields on a significant portion of Eurozone sovereign bonds deeper into negative territory, a notable highlight amid a mini-wave of global easing due to declining inflation and inflation expectations. However, the environment supporting risk began to break down in the latter phases of the period, with both US investment grade and high yield corporate spreads widening out and any individual company performance below expectations resulted in market selling.

A dominant trend for most of the period was the ongoing rise in US equities. Until early in the second half of the period, this was paired with a decline in US and global bond yields. The uptrend in US corporate margins and profits continued throughout the second half of 2014, but in the latter part of the period the margin results became more bifurcated with energy and materials suffering and the rest of the companies holding on to net margins in an ongoing slow revenue growth environment. A rising dollar and a sharp decline in commodity prices, particularly crude oil prices, negatively impacted credit markets, notably US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility. In the second half of the period, global sovereign bond yields rose, shrugging off concerns over a Greek debt default. The rise tempered the equity advance, as odds of a 2015 US Federal Reserve rate hike increased. At the end of the period, the stronger US dollar slowed revenues in many US-based multinational companies. As the last month of the period began, risk shedding became a theme across emerging market countries and continued to weaken Chinese economic data as well as economic data of the commodity-driven countries. Risk shedding accelerated outflows and cross-border selling. By the end of the period, many of the world’s equity markets had entered into “correction” territory.

Detractors from Performance

Stock selection in both the transportation and retailing sectors detracted from performance relative to the Russell 2000 Growth Index. Within the transportation sector, the fund’s holdings of seaborne commodity shipping company Navios Maritime (b)(h) (Monaco) and shipping company Diana Shipping (b) (Greece) held back relative performance. Within the retailing sector, the fund’s overweight position in hardwood flooring retailer Lumber Liquidators hurt relative results. Shares of discount

3

Management Review – continued

wood flooring retailer Lumber Liquidators declined after the company was accused of selling flooring that contained formaldehyde levels that exceeded the acceptable limit. Although the flooring in question was a relatively small part of their overall business, the negative press led to a falloff in demand and a sharp decline in the stock.

The fund’s overweight allocation to the energy sector was a drag on relative performance. Notably, the fund’s holdings of offshore drilling contractor Atwood Oceanics (b)(h) and coal mining company Peabody Energy (b)(h) underperformed the fund’s benchmark and weighed on relative returns. Both firms were negatively impacted by the correction in global commodity markets.

Stock selection and, to a lesser extent, an underweight position in the technology sector also dampened relative performance. The fund’s holdings of 3D printer manufacturer Stratasys (b) and crowd-sourced review website Yelp (b)(h) hindered relative performance. Yelp lagged the benchmark as its shares performed poorly on what appeared to have been concerns over advertising revenue which led the firm to reduce 2015 guidance.

Weak stock selection in the basic materials sector was another area of relative weakness. Holdings of chemicals manufacturer Albemarle (b) weighed on relative results as the firm faced weaker demand for its clean fuel technology due to the decline in oil prices. Holdings of graphite electrode manufacturer Graftech International (b)(h) hampered relative results after the company significantly reduced guidance, citing weak demand, and announced further restructuring and management changes.

Elsewhere, an overweight position in pet food manufacturer Freshpet detracted from relative results.

During the reporting period, the fund’s currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, also hurt relative results. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Contributors to Performance

Strong stock selection and, to a lesser extent, an underweight position in the industrial goods & services sector and positive security selection in the autos & housing sector contributed to relative performance. There were no individual securities within either sector that were among the fund’s top relative contributors.

Elsewhere, an overweight position in child care and early education provider Bright Horizons boosted relative performance as positive earnings and margin momentum drove shares to outperform the benchmark. Overweight positions in emergency rooms operator Adeptus Health, global medical technology company Masimo, biopharmaceutical companies, AMAG Pharmaceuticals and Receptos (h), organic food company Annie’s (h), medical device manufacturing company DexCom and clinical research provider INC Research aided relative performance. The fund’s holdings of

4

Management Review – continued

global cruise line operator Norwegian Cruise Lines (b) and expense management software company Concur Technologies (b)(h) further contributed to positive relative performance.

Respectfully,

Paul Gordon	Michael Grossman
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

Note to Shareholders: Effective December 29, 2014, Paul Gordon replaced Thomas Wetherald as a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/15

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 8/31/15

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	1/02/97	0.47%	14.03%	8.46%	N/A
B	11/03/97	(0.27)%	13.18%	7.68%	N/A
C	11/03/97	(0.28)%	13.18%	7.68%	N/A
I	1/02/97	0.74%	14.32%	8.77%	N/A
R1	4/01/05	(0.28)%	13.18%	7.66%	N/A
R2	10/31/03	0.23%	13.74%	8.19%	N/A
R3	4/01/05	0.47%	14.03%	8.46%	N/A
R4	4/01/05	0.69%	14.31%	8.74%	N/A
R5	6/01/12	0.85%	N/A	N/A	14.01%
529A	7/31/02	0.44%	13.99%	8.33%	N/A
529B	7/31/02	(0.28)%	13.13%	7.57%	N/A
529C	7/31/02	(0.34)%	13.11%	7.56%	N/A
Comparative benchmark
Russell 2000 Growth Index (f)		5.11%	17.83%	8.46%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		(5.31)%	12.69%	7.82%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(3.92)%	12.94%	7.68%	N/A
C With CDSC (1% for 12 months) (v)		(1.19)%	13.18%	7.68%	N/A
529A With initial Sales Charge (5.75%)		(5.34)%	12.64%	7.69%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		(3.92)%	12.88%	7.57%	N/A
529C With CDSC (1% for 12 months) (v)		(1.25)%	13.11%	7.56%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition

Russell 2000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the small-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2015 through August 31, 2015

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2015 through August 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/15	Ending Account Value 8/31/15	Expenses Paid During Period (p) 3/01/15-8/31/15
A	Actual	1.30%	$1,000.00	$989.14	$6.52
	Hypothetical (h)	1.30%	$1,000.00	$1,018.65	$6.61
B	Actual	2.05%	$1,000.00	$985.27	$10.26
	Hypothetical (h)	2.05%	$1,000.00	$1,014.87	$10.41
C	Actual	2.06%	$1,000.00	$985.30	$10.31
	Hypothetical (h)	2.06%	$1,000.00	$1,014.82	$10.46
I	Actual	1.06%	$1,000.00	$990.37	$5.32
	Hypothetical (h)	1.06%	$1,000.00	$1,019.86	$5.40
R1	Actual	2.06%	$1,000.00	$985.18	$10.31
	Hypothetical (h)	2.06%	$1,000.00	$1,014.82	$10.46
R2	Actual	1.56%	$1,000.00	$987.76	$7.82
	Hypothetical (h)	1.56%	$1,000.00	$1,017.34	$7.93
R3	Actual	1.31%	$1,000.00	$989.14	$6.57
	Hypothetical (h)	1.31%	$1,000.00	$1,018.60	$6.67
R4	Actual	1.06%	$1,000.00	$989.94	$5.32
	Hypothetical (h)	1.06%	$1,000.00	$1,019.86	$5.40
R5	Actual	0.93%	$1,000.00	$991.17	$4.67
	Hypothetical (h)	0.93%	$1,000.00	$1,020.52	$4.74
529A	Actual	1.33%	$1,000.00	$989.25	$6.67
	Hypothetical (h)	1.33%	$1,000.00	$1,018.50	$6.77
529B	Actual	2.08%	$1,000.00	$985.32	$10.41
	Hypothetical (h)	2.08%	$1,000.00	$1,014.72	$10.56
529C	Actual	2.10%	$1,000.00	$984.82	$10.51
	Hypothetical (h)	2.10%	$1,000.00	$1,014.62	$10.66

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A and Class 529B shares, this rebate reduced the expense ratios above by 0.02%. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

8/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.1%
Issuer	Shares/Par	Value ($)
Apparel Manufacturers - 0.4%
Tumi Holdings, Inc. (a)	271,311	$5,350,250

Automotive - 1.0%
Fenix Parts, Inc. (a)(h)	1,338,451	$13,344,356

Biotechnology - 6.2%
Aduro Biotech, Inc. (a)(l)	43,500	$842,160
Alder Biopharmaceuticals, Inc. (a)	69,230	2,682,663
Alnylam Pharmaceuticals, Inc. (a)	49,251	5,068,420
AMAG Pharmaceuticals, Inc. (a)	259,954	16,257,523
Amicus Therapeutics, Inc. (a)	599,392	8,619,257
Chiasma, Inc. (a)	149,659	3,885,148
Esperion Therapeutics, Inc. (a)	24,059	1,153,629
Exact Sciences Corp. (a)(l)	343,682	7,598,809
Isis Pharmaceuticals, Inc. (a)	208,215	10,448,229
MiMedx Group, Inc. (a)	921,308	8,945,901
NantKwest, Inc. (a)	111,075	1,901,604
Novavax, Inc. (a)	389,617	4,196,175
Seres Therapeutics, Inc. (a)(l)	61,534	2,543,200
Tesaro, Inc. (a)	174,569	8,986,812
VTV Therapeutics, Inc. (a)	275,016	2,398,140

		$85,527,670
Broadcasting - 1.5%
Live Nation, Inc. (a)	854,246	$21,031,537

Brokerage & Asset Managers - 1.9%
LPL Financial Holdings, Inc. (l)	269,615	$10,843,915
NASDAQ OMX Group, Inc.	289,476	14,818,276

		$25,662,191
Business Services - 8.8%
Bright Horizons Family Solutions, Inc. (a)	634,869	$38,803,193
CoStar Group, Inc. (a)	73,046	12,932,064
Gartner, Inc. (a)	359,461	30,737,510
Global Payments, Inc.	123,212	13,724,585
Ultimate Software Group, Inc. (a)	69,715	12,283,086
Univar, Inc. (a)	563,310	12,753,338

		$121,233,776

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - 0.9%
Cornerstone OnDemand, Inc. (a)	330,675	$11,818,325

Computer Software - Systems - 10.6%
2U, Inc. (a)	118,555	$4,145,868
Cvent, Inc. (a)	644,715	20,334,311
Demandware, Inc. (a)	195,290	10,895,229
Fleetmatics Group PLC (a)	292,689	13,100,760
Model N, Inc. (a)	1,303,122	13,422,157
Proofpoint, Inc. (a)	188,146	10,600,146
Rapid7, Inc. (a)	570,738	12,036,864
Sabre Corp.	869,444	23,666,266
ServiceNow, Inc. (a)	154,755	10,981,415
SS&C Technologies Holdings, Inc.	380,923	25,803,724

		$144,986,740
Construction - 4.5%
Interface, Inc.	770,979	$18,688,531
Lennox International, Inc.	115,789	13,667,734
Pool Corp.	157,127	10,948,609
Summit Materials, Inc., “A” (a)	538,321	12,629,011
Trex Co., Inc. (a)	147,284	5,716,092

		$61,649,977
Consumer Services - 2.4%
MakeMyTrip Ltd. (a)	375,498	$5,395,906
Nord Anglia Education, Inc. (a)	663,733	13,633,076
Servicemaster Global Holdings, Inc. (a)	403,237	14,185,878

		$33,214,860
Electrical Equipment - 3.1%
Advanced Drainage Systems, Inc.	363,153	$10,317,177
AMETEK, Inc.	421,686	22,695,141
MSC Industrial Direct Co., Inc., “A”	140,913	9,538,401

		$42,550,719
Electronics - 1.9%
Iriso Electronics Co. Ltd.	60,060	$2,719,754
Monolithic Power Systems, Inc.	173,577	8,347,318
Silicon Laboratories, Inc. (a)	234,167	10,181,581
Stratasys Ltd. (a)	151,442	4,643,212

		$25,891,865

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Energy - Independent - 1.3%
Memorial Resource Development Corp. (a)	565,816	$10,982,489
PDC Energy, Inc. (a)	118,341	6,648,397

		$17,630,886
Engineering - Construction - 1.7%
Stantec, Inc.	475,058	$11,136,203
Team, Inc. (a)	283,484	11,860,971

		$22,997,174
Food & Beverages - 2.7%
Amplify Snack Brands, Inc. (a)	373,161	$4,918,262
Blue Buffalo Pet Products, Inc. (a)	79,800	2,038,890
Flex Pharma, Inc. (a)	153,972	1,852,283
Freshpet, Inc. (a)(l)	1,298,507	16,867,606
Snyders-Lance, Inc.	344,159	11,622,249

		$37,299,290
Gaming & Lodging - 2.9%
Diamond Resorts International, Inc. (a)	373,684	$9,487,837
La Quinta Holdings, Inc. (a)	860,311	16,216,862
Norwegian Cruise Line Holdings Ltd. (a)	253,759	14,616,518

		$40,321,217
General Merchandise - 2.6%
Five Below, Inc. (a)	573,020	$22,158,683
Ollie’s Bargain Outlet Holdings, Inc. (a)	748,294	13,386,980

		$35,545,663
Internet - 0.9%
Marketo, Inc. (a)	440,712	$12,344,343

Machinery & Tools - 2.9%
Allison Transmission Holdings, Inc.	522,648	$14,947,733
IPG Photonics Corp. (a)	104,686	8,837,592
Kennametal, Inc.	277,877	8,475,249
WABCO Holdings, Inc. (a)	62,625	7,221,915

		$39,482,489
Medical & Health Technology & Services - 6.1%
Adeptus Health, Inc., “A” (a)	138,636	$13,813,691
Brookdale Senior Living, Inc. (a)	470,239	12,893,953
Capital Senior Living Corp. (a)	421,058	8,774,849
Healthcare Services Group, Inc.	731,596	24,464,570
HealthStream, Inc. (a)	276,121	6,861,607

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical & Health Technology & Services - continued
IDEXX Laboratories, Inc. (a)	94,643	$6,764,135
INC Research Holdings, Inc., “A” (a)	256,631	10,524,437

		$84,097,242
Medical Equipment - 12.1%
Align Technology, Inc. (a)	152,406	$8,626,180
AtriCure, Inc. (a)	139,212	3,405,126
Cardiovascular Systems, Inc. (a)	373,379	8,990,966
Cepheid, Inc. (a)	309,182	15,069,531
DexCom, Inc. (a)	109,138	10,274,251
GenMark Diagnostics, Inc. (a)	637,186	6,588,503
Hologic, Inc. (a)	359,014	13,933,333
Insulet Corp. (a)	380,947	11,317,935
Masimo Corp. (a)	546,085	22,187,434
Nevro Corp. (a)	100,775	4,537,898
Novadaq Technologies, Inc. (a)	739,071	8,536,270
NxStage Medical, Inc. (a)	799,453	13,886,499
PerkinElmer, Inc.	343,782	16,735,308
STERIS Corp.	263,213	16,858,793
Zeltiq Aesthetics, Inc. (a)	165,113	5,328,197

		$166,276,224
Metals & Mining - 0.8%
Globe Specialty Metals, Inc.	822,241	$11,297,591

Oil Services - 1.0%
Forum Energy Technologies, Inc. (a)	474,043	$7,451,956
Patterson-UTI Energy, Inc.	353,621	5,756,950

		$13,208,906
Other Banks & Diversified Financials - 3.3%
Air Lease Corp.	302,181	$9,721,163
CAI International, Inc. (a)	264,498	3,480,794
First Republic Bank	122,973	7,416,502
PrivateBancorp, Inc.	351,933	13,320,664
Texas Capital Bancshares, Inc. (a)	220,349	11,867,997

		$45,807,120
Pharmaceuticals - 3.0%
Aratana Therapeutics, Inc. (a)	597,298	$10,548,283
Collegium Pharmaceutical, Inc. (a)(l)	297,044	4,491,305
Horizon Pharma PLC (a)	278,862	8,148,348
Intercept Pharmaceuticals, Inc. (a)	39,978	7,586,225
MediWound Ltd. (a)	309,012	2,215,616

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Pharmaceuticals - continued
TherapeuticsMD, Inc. (a)	1,454,025	$8,913,173

		$41,902,950
Railroad & Shipping - 1.9%
Diana Shipping, Inc. (a)	1,732,220	$11,779,096
Genesee & Wyoming, Inc. (a)	132,336	9,049,136
StealthGas, Inc. (a)	976,797	4,776,537

		$25,604,769
Restaurants - 3.2%
Chuy’s Holdings, Inc. (a)	425,680	$13,042,835
Domino’s Pizza, Inc.	52,403	5,551,574
Dunkin Brands Group, Inc.	184,777	9,268,414
El Pollo Loco Holdings, Inc. (a)(l)	581,508	7,565,419
Wingstop, Inc. (a)	91,430	2,501,525
Zoe’s Kitchen, Inc. (a)(l)	183,797	6,348,348

		$44,278,115
Special Products & Services - 0.6%
WL Ross Holding Corp., EU (a)	707,014	$7,953,908

Specialty Chemicals - 2.4%
Albemarle Corp.	255,848	$11,566,888
Axalta Coating Systems Ltd. (a)	710,631	20,743,319

		$32,310,207
Specialty Stores - 4.5%
Boot Barn Holdings, Inc. (a)	285,262	$6,230,122
Burlington Stores, Inc. (a)	219,723	11,665,094
Cabela’s, Inc. (a)	148,223	6,665,588
Citi Trends, Inc.	755,560	19,954,340
Lumber Liquidators Holdings, Inc. (a)(l)	302,449	4,570,004
Urban Outfitters, Inc. (a)	425,589	13,133,677

		$62,218,825
Trucking - 1.0%
Swift Transportation Co. (a)	699,217	$13,627,739
Total Common Stocks (Identified Cost, $1,188,029,359)		$1,346,466,924

Money Market Funds - 1.8%
MFS Institutional Money Market Portfolio, 0.11%, at Cost and Net Asset Value (v)	24,473,857	$24,473,857

15

Portfolio of Investments – continued

Collateral for Securities Loaned - 1.1%
Issuer	Shares/Par	Value ($)
Navigator Securities Lending Prime Portfolio, 0.19%, at Cost and Net Asset Value (j)	15,350,953	$15,350,953
Total Investments (Identified Cost, $1,227,854,169)		$1,386,291,734

Other Assets, Less Liabilities - (1.0)%		(13,081,426)
Net Assets - 100.0%		$1,373,210,308

(a)	Non-income producing security.
(h)	Affiliated issuers are those in which the fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/15

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $1,192,515,085)	$1,348,473,521
Underlying affiliated funds, at cost and value	24,473,857
Other affiliated issuers, at value (identified cost, $10,865,227)	13,344,356
Total investments, at value, including $14,595,191 of securities on loan (identified cost, $1,227,854,169)	$1,386,291,734
Receivables for
Investments sold	10,397,012
Fund shares sold	1,668,067
Interest and dividends	394,362
Other assets	2,279
Total assets	$1,398,753,454
Liabilities
Payables for
Investments purchased	$6,215,811
Fund shares reacquired	3,009,240
Collateral for securities loaned, at value	15,350,953
Payable to affiliates
Investment adviser	125,426
Shareholder servicing costs	656,607
Distribution and service fees	31,761
Program manager fees	38
Payable for independent Trustees’ compensation	3,188
Accrued expenses and other liabilities	150,122
Total liabilities	$25,543,146
Net assets	$1,373,210,308
Net assets consist of
Paid-in capital	$1,234,823,337
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	158,437,565
Accumulated net realized gain (loss) on investments and foreign currency	(11,229,122)
Accumulated net investment loss	(8,821,472)
Net assets	$1,373,210,308
Shares of beneficial interest outstanding	57,291,902

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$457,436,935	19,308,570	$23.69
Class B	27,454,815	1,367,898	20.07
Class C	105,686,049	5,255,861	20.11
Class I	166,513,470	6,473,923	25.72
Class R1	6,572,684	329,555	19.94
Class R2	57,077,105	2,525,123	22.60
Class R3	89,659,376	3,788,193	23.67
Class R4	142,856,866	5,808,341	24.60
Class R5	313,079,935	12,122,075	25.83
Class 529A	5,149,429	223,810	23.01
Class 529B	340,865	17,511	19.47
Class 529C	1,382,779	71,042	19.46

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $25.14 [100 / 94.25 x $23.69] and $24.41 [100 / 94.25 x $23.01], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R5, and 529A.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/15

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment loss
Income
Dividends	$7,306,010
Income on securities loaned	1,007,516
Dividends from underlying affiliated funds	15,085
Foreign taxes withheld	(62,629)
Total investment income	$8,265,982
Expenses
Management fee	$15,011,698
Distribution and service fees	3,470,472
Program manager fees	6,832
Shareholder servicing costs	2,184,285
Administrative services fee	275,587
Independent Trustees’ compensation	37,519
Custodian fee	141,328
Shareholder communications	131,540
Audit and tax fees	56,904
Legal fees	11,907
Miscellaneous	209,873
Total expenses	$21,537,945
Fees paid indirectly	(174)
Reduction of expenses by investment adviser and distributor	(804,299)
Net expenses	$20,733,472
Net investment loss	$(12,467,490)
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments in non-affiliated issuers	$6,580,547
Foreign currency	(21,980)
Net realized gain (loss) on investments and foreign currency	$6,558,567
Change in unrealized appreciation (depreciation)
Investments	$7,665,322
Translation of assets and liabilities in foreign currencies	(960)
Net unrealized gain (loss) on investments and foreign currency translation	$7,664,362
Net realized and unrealized gain (loss) on investments and foreign currency	$14,222,929
Change in net assets from operations	$1,755,439

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2015	2014
Change in net assets
From operations
Net investment loss	$(12,467,490)	$(16,765,231)
Net realized gain (loss) on investments and foreign currency	6,558,567	306,638,157
Net unrealized gain (loss) on investments and foreign currency translation	7,664,362	(131,752,340)
Change in net assets from operations	$1,755,439	$158,120,586
Distributions declared to shareholders
From net realized gain on investments	$(126,855,750)	$(182,188,311)
Change in net assets from fund share transactions	$(564,245,904)	$48,101,270
Total change in net assets	$(689,346,215)	$24,033,545
Net assets
At beginning of period	2,062,556,523	2,038,522,978
At end of period (including accumulated net investment loss of $8,821,472 and $3,896, respectively)	$1,373,210,308	$2,062,556,523

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$25.49	$25.86	$20.17	$22.63	$19.03
Income (loss) from investment operations
Net investment loss (d)	$(0.20)	$(0.22)	$(0.14)	$(0.16)	$(0.22)
Net realized and unrealized gain (loss) on investments and foreign currency	0.22	2.30	5.83	1.80	5.23
Total from investment operations	$0.02	$2.08	$5.69	$1.64	$5.01
Less distributions declared to shareholders
From net realized gain on investments	$(1.82)	$(2.45)	$—	$(4.10)	$(1.41)
Net asset value, end of period (x)	$23.69	$25.49	$25.86	$20.17	$22.63
Total return (%) (r)(s)(t)(x)	0.47	8.01	28.21	9.88	26.13
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.36	1.33	1.35	1.39	1.40
Expenses after expense reductions (f)	1.31	1.27	1.31	1.35	1.30
Net investment loss	(0.81)	(0.83)	(0.59)	(0.83)	(0.90)
Portfolio turnover	56	98	96	128	205
Net assets at end of period (000 omitted)	$457,437	$620,802	$866,006	$529,749	$626,258

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$22.04	$22.83	$17.94	$20.73	$17.65
Income (loss) from investment operations
Net investment loss (d)	$(0.32)	$(0.36)	$(0.27)	$(0.28)	$(0.37)
Net realized and unrealized gain (loss) on investments and foreign currency	0.17	2.02	5.16	1.59	4.86
Total from investment operations	$(0.15)	$1.66	$4.89	$1.31	$4.49
Less distributions declared to shareholders
From net realized gain on investments	$(1.82)	$(2.45)	$—	$(4.10)	$(1.41)
Net asset value, end of period (x)	$20.07	$22.04	$22.83	$17.94	$20.73
Total return (%) (r)(s)(t)(x)	(0.27)	7.18	27.26	9.08	25.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.11	2.08	2.10	2.14	2.15
Expenses after expense reductions (f)	2.06	2.02	2.06	2.10	2.05
Net investment loss	(1.57)	(1.58)	(1.34)	(1.59)	(1.65)
Portfolio turnover	56	98	96	128	205
Net assets at end of period (000 omitted)	$27,455	$34,971	$37,952	$30,308	$33,037

Class C	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$22.08	$22.86	$17.96	$20.76	$17.67
Income (loss) from investment operations
Net investment loss (d)	$(0.32)	$(0.36)	$(0.27)	$(0.28)	$(0.37)
Net realized and unrealized gain (loss) on investments and foreign currency	0.17	2.03	5.17	1.58	4.87
Total from investment operations	$(0.15)	$1.67	$4.90	$1.30	$4.50
Less distributions declared to shareholders
From net realized gain on investments	$(1.82)	$(2.45)	$—	$(4.10)	$(1.41)
Net asset value, end of period (x)	$20.11	$22.08	$22.86	$17.96	$20.76
Total return (%) (r)(s)(t)(x)	(0.28)	7.22	27.28	9.01	25.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.11	2.08	2.10	2.14	2.15
Expenses after expense reductions (f)	2.06	2.02	2.06	2.10	2.05
Net investment loss	(1.57)	(1.59)	(1.35)	(1.59)	(1.65)
Portfolio turnover	56	98	96	128	205
Net assets at end of period (000 omitted)	$105,686	$141,293	$136,913	$91,138	$95,479
See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$27.44	$27.61	$21.48	$23.77	$19.88
Income (loss) from investment operations
Net investment loss (d)	$(0.14)	$(0.17)	$(0.09)	$(0.12)	$(0.17)
Net realized and unrealized gain (loss) on investments and foreign currency	0.24	2.45	6.22	1.93	5.47
Total from investment operations	$0.10	$2.28	$6.13	$1.81	$5.30
Less distributions declared to shareholders
From net realized gain on investments	$(1.82)	$(2.45)	$—	$(4.10)	$(1.41)
Net asset value, end of period (x)	$25.72	$27.44	$27.61	$21.48	$23.77
Total return (%) (r)(s)(x)	0.74	8.25	28.54	10.16	26.48
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.11	1.08	1.10	1.15	1.15
Expenses after expense reductions (f)	1.06	1.02	1.06	1.10	1.05
Net investment loss	(0.55)	(0.59)	(0.36)	(0.59)	(0.65)
Portfolio turnover	56	98	96	128	205
Net assets at end of period (000 omitted)	$166,513	$483,893	$368,806	$170,830	$323,848

Class R1	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$21.91	$22.71	$17.84	$20.65	$17.58
Income (loss) from investment operations
Net investment loss (d)	$(0.32)	$(0.36)	$(0.27)	$(0.28)	$(0.37)
Net realized and unrealized gain (loss) on investments and foreign currency	0.17	2.01	5.14	1.57	4.85
Total from investment operations	$(0.15)	$1.65	$4.87	$1.29	$4.48
Less distributions declared to shareholders
From net realized gain on investments	$(1.82)	$(2.45)	$—	$(4.10)	$(1.41)
Net asset value, end of period (x)	$19.94	$21.91	$22.71	$17.84	$20.65
Total return (%) (r)(s)(x)	(0.28)	7.17	27.30	9.00	25.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.11	2.08	2.10	2.14	2.15
Expenses after expense reductions (f)	2.06	2.02	2.06	2.10	2.05
Net investment loss	(1.57)	(1.59)	(1.34)	(1.59)	(1.65)
Portfolio turnover	56	98	96	128	205
Net assets at end of period (000 omitted)	$6,573	$8,490	$8,972	$7,506	$6,904

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$24.46	$24.97	$19.52	$22.09	$18.65
Income (loss) from investment operations
Net investment loss (d)	$(0.25)	$(0.27)	$(0.19)	$(0.21)	$(0.28)
Net realized and unrealized gain (loss) on investments and foreign currency	0.21	2.21	5.64	1.74	5.13
Total from investment operations	$(0.04)	$1.94	$5.45	$1.53	$4.85
Less distributions declared to shareholders
From net realized gain on investments	$(1.82)	$(2.45)	$—	$(4.10)	$(1.41)
Net asset value, end of period (x)	$22.60	$24.46	$24.97	$19.52	$22.09
Total return (%) (r)(s)(x)	0.23	7.72	27.92	9.58	25.79
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61	1.58	1.60	1.64	1.65
Expenses after expense reductions (f)	1.56	1.52	1.56	1.60	1.55
Net investment loss	(1.07)	(1.09)	(0.85)	(1.09)	(1.15)
Portfolio turnover	56	98	96	128	205
Net assets at end of period (000 omitted)	$57,077	$66,923	$60,501	$35,599	$24,316

Class R3	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$25.47	$25.84	$20.15	$22.62	$19.02
Income (loss) from investment operations
Net investment loss (d)	$(0.20)	$(0.22)	$(0.14)	$(0.16)	$(0.22)
Net realized and unrealized gain (loss) on investments and foreign currency	0.22	2.30	5.83	1.79	5.23
Total from investment operations	$0.02	$2.08	$5.69	$1.63	$5.01
Less distributions declared to shareholders
From net realized gain on investments	$(1.82)	$(2.45)	$—	$(4.10)	$(1.41)
Net asset value, end of period (x)	$23.67	$25.47	$25.84	$20.15	$22.62
Total return (%) (r)(s)(x)	0.47	8.02	28.24	9.84	26.14
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.36	1.33	1.35	1.39	1.40
Expenses after expense reductions (f)	1.31	1.27	1.31	1.35	1.30
Net investment loss	(0.82)	(0.84)	(0.60)	(0.83)	(0.90)
Portfolio turnover	56	98	96	128	205
Net assets at end of period (000 omitted)	$89,659	$150,359	$110,562	$61,125	$28,966

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$26.33	$26.57	$20.67	$23.04	$19.31
Income (loss) from investment operations
Net investment loss (d)	$(0.14)	$(0.16)	$(0.08)	$(0.12)	$(0.16)
Net realized and unrealized gain (loss) on investments and foreign currency	0.23	2.37	5.98	1.85	5.30
Total from investment operations	$0.09	$2.21	$5.90	$1.73	$5.14
Less distributions declared to shareholders
From net realized gain on investments	$(1.82)	$(2.45)	$—	$(4.10)	$(1.41)
Net asset value, end of period (x)	$24.60	$26.33	$26.57	$20.67	$23.04
Total return (%) (r)(s)(x)	0.73	8.31	28.54	10.13	26.43
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.11	1.08	1.10	1.14	1.15
Expenses after expense reductions (f)	1.06	1.02	1.06	1.10	1.05
Net investment loss	(0.57)	(0.59)	(0.35)	(0.58)	(0.66)
Portfolio turnover	56	98	96	128	205
Net assets at end of period (000 omitted)	$142,857	$229,964	$197,884	$141,694	$78,534

Class R5	Years ended 8/31
	2015	2014	2013	2012 (i)
Net asset value, beginning of period	$27.52	$27.64	$21.48	$19.73
Income (loss) from investment operations
Net investment loss (d)	$(0.12)	$(0.13)	$(0.06)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	0.25	2.46	6.22	1.78
Total from investment operations	$0.13	$2.33	$6.16	$1.75
Less distributions declared to shareholders
From net realized gain on investments	$(1.82)	$(2.45)	$—	$—
Net asset value, end of period (x)	$25.83	$27.52	$27.64	$21.48
Total return (%) (r)(s)(x)	0.85	8.43	28.68	8.87	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	0.97	0.99	1.07	(a)
Expenses after expense reductions (f)	0.93	0.91	0.96	1.05	(a)
Net investment loss	(0.44)	(0.48)	(0.24)	(0.49	)(a)
Portfolio turnover	56	98	96	128
Net assets at end of period (000 omitted)	$313,080	$319,139	$244,655	$174,681

See Notes to Financial Statements

25

Financial Highlights – continued

Class 529A	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$24.82	$25.25	$19.70	$22.22	$18.71
Income (loss) from investment operations
Net investment loss (d)	$(0.20)	$(0.22)	$(0.14)	$(0.17)	$(0.24)
Net realized and unrealized gain (loss) on investments and foreign currency	0.21	2.24	5.69	1.75	5.16
Total from investment operations	$0.01	$2.02	$5.55	$1.58	$4.92
Less distributions declared to shareholders
From net realized gain on investments	$(1.82)	$(2.45)	$—	$(4.10)	$(1.41)
Net asset value, end of period (x)	$23.01	$24.82	$25.25	$19.70	$22.22
Total return (%) (r)(s)(t)(x)	0.44	7.97	28.17	9.80	26.09
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.46	1.43	1.45	1.49	1.50
Expenses after expense reductions (f)	1.34	1.30	1.34	1.40	1.39
Net investment loss	(0.85)	(0.86)	(0.62)	(0.89)	(0.99)
Portfolio turnover	56	98	96	128	205
Net assets at end of period (000 omitted)	$5,149	$5,150	$4,519	$3,304	$2,848

Class 529B	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$21.44	$22.27	$17.51	$20.35	$17.36
Income (loss) from investment operations
Net investment loss (d)	$(0.32)	$(0.36)	$(0.28)	$(0.28)	$(0.38)
Net realized and unrealized gain (loss) on investments and foreign currency	0.17	1.98	5.04	1.54	4.78
Total from investment operations	$(0.15)	$1.62	$4.76	$1.26	$4.40
Less distributions declared to shareholders
From net realized gain on investments	$(1.82)	$(2.45)	$—	$(4.10)	$(1.41)
Net asset value, end of period (x)	$19.47	$21.44	$22.27	$17.51	$20.35
Total return (%) (r)(s)(t)(x)	(0.28)	7.18	27.18	8.99	25.08
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.21	2.18	2.20	2.24	2.24
Expenses after expense reductions (f)	2.09	2.06	2.10	2.15	2.14
Net investment loss	(1.60)	(1.62)	(1.39)	(1.64)	(1.74)
Portfolio turnover	56	98	96	128	205
Net assets at end of period (000 omitted)	$341	$348	$300	$217	$197

See Notes to Financial Statements

26

Financial Highlights – continued

Class 529C	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$21.44	$22.28	$17.52	$20.36	$17.36
Income (loss) from investment operations
Net investment loss (d)	$(0.33)	$(0.36)	$(0.28)	$(0.28)	$(0.38)
Net realized and unrealized gain (loss) on investments and foreign currency	0.17	1.97	5.04	1.54	4.79
Total from investment operations	$(0.16)	$1.61	$4.76	$1.26	$4.41
Less distributions declared to shareholders
From net realized gain on investments	$(1.82)	$(2.45)	$—	$(4.10)	$(1.41)
Net asset value, end of period (x)	$19.46	$21.44	$22.28	$17.52	$20.36
Total return (%) (r)(s)(t)(x)	(0.34)	7.13	27.17	8.98	25.14
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.21	2.18	2.20	2.24	2.25
Expenses after expense reductions (f)	2.11	2.07	2.11	2.15	2.14
Net investment loss	(1.62)	(1.63)	(1.39)	(1.64)	(1.74)
Portfolio turnover	56	98	96	128	205
Net assets at end of period (000 omitted)	$1,383	$1,223	$1,454	$906	$709

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, June 1, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS New Discovery Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund will generally focus on securities of small size companies which may be more volatile than those of larger companies.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party

28

Notes to Financial Statements – continued

pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

29

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$1,346,466,924	$—	$—	$1,346,466,924
Mutual Funds	39,824,810	—	—	39,824,810
Total Investments	$1,386,291,734	$—	$—	$1,386,291,734

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral

30

Notes to Financial Statements – continued

value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan with a fair value of $14,595,191 and a related liability of $15,350,953 for cash collateral received on securities loaned, both of which are presented gross in the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended August 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been

31

Notes to Financial Statements – continued

accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	8/31/15	8/31/14
Ordinary income (including any short-term capital gains)	$48,232,704	$94,156,613
Long-term capital gains	78,623,046	88,031,698
Total distributions	$126,855,750	$182,188,311

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/15
Cost of investments	$1,231,168,301
Gross appreciation	243,774,956
Gross depreciation	(88,651,523)
Net unrealized appreciation (depreciation)	$155,123,433
Capital loss carryforwards	(8,182,341)
Late year ordinary loss deferral	(8,818,290)
Other temporary differences	264,169

As of August 31, 2015, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Short-Term	$(7,287,652)
Long-Term	(894,689)
Total	$(8,182,341)

32

Notes to Financial Statements – continued

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net realized gain on investments
	Year ended 8/31/15	Year ended 8/31/14
Class A	$37,499,564	$64,919,407
Class B	2,602,265	4,186,982
Class C	10,467,996	15,593,082
Class I	23,496,764	35,717,827
Class R1	677,901	937,201
Class R2	4,749,388	6,122,546
Class R3	10,116,834	12,790,928
Class R4	15,023,639	19,003,758
Class R5	21,708,105	22,264,000
Class 529A	376,407	451,752
Class 529B	29,302	33,273
Class 529C	107,585	167,555
Total	$126,855,750	$182,188,311

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.90% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.80% of average daily net assets in excess of $1 billion up to $2.5 billion, 0.75% of average daily net assets in excess of $2.5 billion up to $5 billion, and 0.70% of average daily net assets in excess of $5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2016. For the year ended August 31, 2015, this management fee reduction amounted to $668,335, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2015, this management fee

33

Notes to Financial Statements – continued

reduction amounted to $106,954, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2015 was equivalent to an annual effective rate of 0.85% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $213,380 and $2,422 for the year ended August 31, 2015, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,260,124
Class B	0.75%	0.25%	1.00%	1.00%	298,309
Class C	0.75%	0.25%	1.00%	1.00%	1,187,944
Class R1	0.75%	0.25%	1.00%	1.00%	77,381
Class R2	0.25%	0.25%	0.50%	0.50%	306,860
Class R3	—	0.25%	0.25%	0.25%	310,340
Class 529A	—	0.25%	0.25%	0.23%	12,934
Class 529B	0.75%	0.25%	1.00%	0.98%	3,422
Class 529C	0.75%	0.25%	1.00%	1.00%	13,158
Total Distribution and Service Fees					$3,470,472

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2015 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2015, this rebate amounted to $22,749, $705, $223, $1,160, $72, and $20 for Class A, Class B, Class C, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the

34

Notes to Financial Statements – continued

event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2015, were as follows:

Amount
Class A	$2,355
Class B	88,820
Class C	22,676
Class 529B	—
Class 529C	12

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on December 31, 2016, unless MFD elects to extend the waiver. For the year ended August 31, 2015, this waiver amounted to $3,416 and is included in the reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended August 31, 2015 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended August 31, 2015, were as follows:

	Fee	Waiver
Class 529A	$5,174	$2,587
Class 529B	342	171
Class 529C	1,316	658
Total Program Manager Fees and Waivers	$6,832	$3,416

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2015, the fee was $234,652, which equated to 0.0141% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended August 31, 2015, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,949,633.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on

35

Notes to Financial Statements – continued

average daily net assets. The administrative services fee incurred for the year ended August 31, 2015 was equivalent to an annual effective rate of 0.0165% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $392 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended August 31, 2015. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $3,182 at August 31, 2015, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into a service agreement (the Compliance Officer Agreement) which provided for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. For the year ended August 31, 2015, the aggregate fees paid by the fund under these agreements were $6,773 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreement in the amount of $665, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

36

Notes to Financial Statements – continued

On September 11, 2013, MFS redeemed 5,066 shares of Class R5 for an aggregate amount of $148,181.

(4) Portfolio Securities

For the year ended August 31, 2015, purchases and sales of investments, other than short-term obligations, aggregated $918,620,934 and $1,649,579,287, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/15		Year ended 8/31/14
	Shares	Amount	Shares	Amount
Shares sold
Class A	4,144,692	$100,103,569	7,663,272	$202,602,844
Class B	175,489	3,625,737	302,403	6,974,766
Class C	742,719	15,178,365	1,723,327	39,755,016
Class I	3,011,530	78,476,753	9,806,541	275,081,634
Class R1	70,933	1,450,640	106,194	2,417,551
Class R2	714,972	16,565,026	1,059,827	26,814,007
Class R3	1,423,934	34,307,059	3,285,711	86,307,510
Class R4	1,553,724	38,585,743	3,655,137	99,348,416
Class R5	1,487,646	38,041,848	2,964,479	81,129,522
Class 529A	26,760	623,232	47,165	1,207,593
Class 529B	2,301	46,115	4,218	94,274
Class 529C	17,128	335,609	12,166	272,203
	13,371,828	$327,339,696	30,630,440	$822,005,336

Shares issued to shareholders in reinvestment of distributions
Class A	1,510,902	$33,904,606	2,328,346	$59,512,523
Class B	119,940	2,292,057	163,157	3,625,353
Class C	419,267	8,028,972	515,039	11,464,768
Class I	673,187	16,371,901	902,424	24,789,597
Class R1	35,698	677,901	42,426	937,201
Class R2	201,430	4,320,672	223,362	5,490,231
Class R3	451,241	10,116,834	500,819	12,790,928
Class R4	641,547	14,922,377	718,763	18,939,409
Class R5	889,676	21,708,105	809,012	22,264,000
Class 529A	17,266	376,407	18,150	451,745
Class 529B	1,580	29,302	1,539	33,273
Class 529C	5,800	107,585	7,745	167,520
	4,967,534	$112,856,719	6,230,782	$160,466,548

37

Notes to Financial Statements – continued

	Year ended 8/31/15		Year ended 8/31/14
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(10,703,341)	$(256,026,622)	(19,125,143)	$(506,940,419)
Class B	(514,205)	(10,538,072)	(541,566)	(12,107,368)
Class C	(2,305,752)	(47,206,923)	(1,827,747)	(40,779,135)
Class I	(14,842,562)	(386,712,298)	(6,437,022)	(178,077,081)
Class R1	(164,487)	(3,369,134)	(156,327)	(3,527,623)
Class R2	(1,126,756)	(25,995,346)	(970,658)	(24,347,286)
Class R3	(3,990,902)	(96,230,924)	(2,161,380)	(55,844,205)
Class R4	(5,121,872)	(128,381,052)	(3,085,619)	(82,182,423)
Class R5	(1,853,449)	(49,110,314)	(1,025,858)	(28,960,837)
Class 529A	(27,758)	(646,408)	(36,759)	(920,840)
Class 529B	(2,610)	(51,738)	(2,976)	(65,601)
Class 529C	(8,936)	(173,488)	(28,105)	(617,796)
	(40,662,630)	$(1,004,442,319)	(35,399,160)	$(934,370,614)

Net change
Class A	(5,047,747)	$(122,018,447)	(9,133,525)	$(244,825,052)
Class B	(218,776)	(4,620,278)	(76,006)	(1,507,249)
Class C	(1,143,766)	(23,999,586)	410,619	10,440,649
Class I	(11,157,845)	(291,863,644)	4,271,943	121,794,150
Class R1	(57,856)	(1,240,593)	(7,707)	(172,871)
Class R2	(210,354)	(5,109,648)	312,531	7,956,952
Class R3	(2,115,727)	(51,807,031)	1,625,150	43,254,233
Class R4	(2,926,601)	(74,872,932)	1,288,281	36,105,402
Class R5	523,873	10,639,639	2,747,633	74,432,685
Class 529A	16,268	353,231	28,556	738,498
Class 529B	1,271	23,679	2,781	61,946
Class 529C	13,992	269,706	(8,194)	(178,073)
	(22,323,268)	$(564,245,904)	1,462,062	$48,101,270

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 7%, 7%, 3%, and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2015 Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a

38

Notes to Financial Statements – continued

syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2015, the fund’s commitment fee and interest expense were $6,080 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	1,739,356	552,531,557	(529,797,056)	24,473,857

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$15,085	$24,473,857

Other Affiliated Issuers	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
Fenix Parts, Inc.	—	1,338,451	—	1,338,451

Other Affiliated Issuers	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
Fenix Parts, Inc.	$—	$—	$—	$13,344,356

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and Shareholders of MFS New Discovery Fund:

We have audited the accompanying statement of assets and liabilities of MFS New Discovery Fund (the Fund) (one of the series constituting MFS Series Trust I), including the portfolio of investments, as of August 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS New Discovery Fund (one of the series constituting MFS Series Trust I) at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 15, 2015

40

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director
John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies, Director; Dycom Industries, Inc.
Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Susan S. Newton (k) (age 65)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A
Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

44

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of October 1, 2015, the Trustees served as board members of 138 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Paul Gordon Michael Grossman

45

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

46

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 5th quintile for each of the one- and five-year periods ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance, including replacing one portfolio manager in 2014. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee

47

Board Review of Investment Advisory Agreement – continued

and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Lipper expense group median and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that MFS has agreed in writing to reduce its advisory fee rate on the Fund’s average daily net assets over $1 billion, $2.5 billion and $5 billion, which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent,

48

Board Review of Investment Advisory Agreement – continued

Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

49

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016.The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $86,486,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 5.08% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

50

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

51

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

52

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2015

MFS® RESEARCH INTERNATIONAL FUND

RIF-ANN

MFS® RESEARCH INTERNATIONAL FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

The U.S. economy bounced back after another harsh winter curtailed domestic consumption. Despite strengthening labor and housing markets, however, a stronger U.S. dollar and weak overseas demand have held back corporate earnings.

China’s economic growth continues to slow, raising concerns and adding to global market volatility. Commodity exporters, including Australia and Canada, have been hurt by weaker Chinese demand. Global oil markets remain oversupplied, putting pressure on crude oil and gasoline prices.

In Europe, concerns about a potential Greek debt default have faded, and the eurozone’s economy is expanding mildly. Hopes for a more robust regionwide recovery rest on the European Central Bank’s quantitative easing program.

The world’s financial markets have become increasingly complex in recent years. Now, more than ever, it is important to understand companies on a global basis. At MFS®, we believe our integrated research platform, collaborative culture, active risk management process and long-term focus give us a research advantage.

As investors, we aim to add long-term value. We believe this approach will serve you well as you work with your financial advisor to reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

October 15, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Novartis AG	3.4%
Nestle S.A.	3.3%
Roche Holding AG	3.3%
Bayer AG	2.0%
HSBC Holdings PLC	2.0%
Rio Tinto Ltd.	2.0%
DENSO Corp.	1.8%
Danone S.A.	1.7%
UBS AG	1.6%
Reckitt Benckiser Group PLC	1.6%

Global equity sectors
Financial Services	25.4%
Capital Goods	22.0%
Health Care	11.8%
Consumer Staples	9.6%
Energy	8.5%
Consumer Cyclicals	8.0%
Technology	7.7%
Telecommunications/Cable Television	5.4%

Issuer country weightings (x)
Japan	20.2%
United Kingdom	19.3%
Switzerland	14.8%
France	9.0%
Germany	7.1%
Netherlands	4.3%
United States	3.9%
Hong Kong	3.7%
Australia	3.5%
Other Countries	14.2%

Currency exposure weightings (y)
Euro	24.1%
Japanese Yen	20.2%
British Pound Sterling	19.3%
Swiss Franc	14.8%
United States Dollar	5.1%
Hong Kong Dollar	4.3%
Australian Dollar	3.5%
Swedish Krona	2.6%
Taiwan Dollar	1.9%
Other Currencies	4.2%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Other.

2

Portfolio Composition – continued

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and the Notes to Financial Statements for additional information related to certain risks associated with assets included in “Other”.

Percentages are based on net assets as of 8/31/15.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2015, Class A shares of the MFS Research International Fund (“fund”) provided a total return of –7.44%, at net asset value. This compares with a return of –7.08% for the fund’s benchmark, the MSCI EAFE (Europe, Australasia, Far East) Index.

Market Environment

A generally risk-friendly environment prevailed in the first half of the period and any market setbacks, triggered by global growth concerns, were short-lived as central banks responded and kept monetary policy accommodative. For example, the US tempered rate hike expectations while Japan, Europe and China provided fresh stimulus measures which ultimately supported risk assets. Early in the second half of the period, the European Central Bank cut policy interest rates and announced non-conventional easing measures, pushing yields on a significant portion of eurozone sovereign bonds deeper into negative territory, a notable highlight amid a mini-wave of global easing due to declining inflation and inflation expectations. However, the environment supporting risk began to break down in the latter phases of the period, with both US investment grade and high yield corporate spreads widening out and any individual company performance below expectations resulted in market selling.

A dominant trend for most of the period was the ongoing rise in US equities. Until early in the second half of the period, this was paired with a decline in US and global bond yields. The uptrend in US corporate margins and profits continued throughout the second half of 2014, but in the latter part of the period the margin results became more bifurcated with energy and materials suffering and the rest of the companies holding on to net margins in an ongoing slow revenue growth environment. A rising dollar and a sharp decline in commodity prices, particularly crude oil prices, negatively impacted credit markets, notably US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility. In the second half of the period, global sovereign bond yields rose, shrugging off concerns over a Greek debt default. The rise tempered the equity advance, as odds of a 2015 US Federal Reserve rate hike increased. At the end of the period, the stronger US dollar slowed revenues in many US-based multinational companies. As the last month of the period began, risk shedding became a theme across emerging market countries and continued to weaken Chinese economic data as well as economic data of the commodity-driven countries. Risk shedding accelerated outflows and cross-border selling. By the end of the period, many of the world’s equity markets had entered into “correction” territory.

Detractors from Performance

Stock selection within the capital goods sector was a primary detractor from performance relative to the MSCI EAFE Index. The fund’s overweight positions in mining companies Rio Tinto (Australia) and Iluka Resources (Australia) and electrical distribution equipment manufacturer Schneider Electric (France) weakened relative results as all three stocks underperformed the benchmark over the period. Owning shares of steel producer Gerdau (b) (Brazil) and mining equipment manufacturer

4

Management Review – continued

Joy Global (b)(h) also hurt relative returns as both companies turned in poor performance. Shares of Gerdau depreciated as Brazilian demand for long steel continued to slide, with domestic shipments down 15% in 2015. Lava Jato, a money laundering investigation carried out by the Federal Police of Brazil, also continued to negatively impact construction and infrastructure projects throughout the region.

Elsewhere, the fund’s holdings of integrated circuits manufacturer Media Tek (b) (Taiwan) and food producer M. Dias Branco S.A. Industria e Comercio de Alimentos (b) (Brazil) held back relative performance. Overweight positions in diversified bank Westpac Banking (Australia) and global energy and petrochemicals company Royal Dutch Shell (United Kingdom) were other areas of relative weakness as both companies performed poorly over the reporting period. Not owning shares of pharmaceutical company Novo Nordisk (Denmark) also hurt relative results as investors appeared to have shown positive sentiment towards the company’s upcoming diabetes product launches set within the next five years.

Contributors to Performance

Stock selection in the financial services sector benefited relative performance. Within this sector, overweight positions in investment management and banking firm UBS (Switzerland) and banking firm KBC Groep (Belgium) supported relative results. Shares of UBS rose after the company posted year-over-year pre-tax revenue growth, recurring fee growth and Asian Pacific revenues growth. Not owning shares of poor-performing financial services firm Banco Santander (Spain) also strengthened relative returns. Shares of Banco Santander slumped after second-quarter results posted a bottom-line miss due to weak trading income.

Other areas of relative strength included the fund’s overweight positions in pharmaceutical companies, Santen Pharmaceutical (Japan) and Novartis (Switzerland), and telecommunications company KDDI (Japan). The fund’s avoidance of mining giant BHP Billiton (Australia) and commodities giant Glencore (Switzerland) also aided relative results as both companies underperformed the benchmark. Holdings of IT company Cognizant Technology Solutions (b) and pharmaceutical company Valeant Pharmaceuticals International (b) (Canada) also boosted relative performance. Valeant Pharmaceuticals International posted same-store sales organic growth of 19% during the second quarter, aggregating to the fourth consecutive quarter of 15% or more organic growth.

During the reporting period, the fund’s currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, also benefited relative results. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

Jose Luis Garcia	Thomas Melendez
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

5

Management Review – continued

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 8/31/15

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 8/31/15

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	1/02/97	(7.44)%	6.59%	4.29%	N/A
B	1/02/98	(8.15)%	5.79%	3.54%	N/A
C	1/02/98	(8.17)%	5.78%	3.54%	N/A
I	1/02/97	(7.19)%	6.85%	4.58%	N/A
R1	4/01/05	(8.18)%	5.78%	3.51%	N/A
R2	10/31/03	(7.69)%	6.31%	4.02%	N/A
R3	4/01/05	(7.44)%	6.58%	4.28%	N/A
R4	4/01/05	(7.26)%	6.84%	4.56%	N/A
R5	5/01/06	(7.13)%	6.88%	N/A	2.13%
529A	7/31/02	(7.43)%	6.54%	4.17%	N/A
529B	7/31/02	(8.17)%	5.72%	3.42%	N/A
529C	7/31/02	(8.17)%	5.72%	3.42%	N/A
Comparative benchmark
MSCI EAFE (Europe, Australasia, Far East) Index (f)		(7.08)%	7.53%	4.43%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		(12.77)%	5.33%	3.67%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(11.77)%	5.46%	3.54%	N/A
C With CDSC (1% for 12 months) (v)		(9.08)%	5.78%	3.54%	N/A
529A With initial Sales Charge (5.75%)		(12.75)%	5.28%	3.55%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		(11.79)%	5.40%	3.42%	N/A
529C With CDSC (1% for 12 months) (v)		(9.08)%	5.72%	3.42%	N/A

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares.

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

8

Performance Summary – continued

Benchmark Definition

MSCI EAFE (Europe, Australasia, Far East) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

March 1, 2015 through August 31, 2015

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2015 through August 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/15	Ending Account Value 8/31/15	Expenses Paid During Period (p) 3/01/15-8/31/15
A	Actual	1.08%	$1,000.00	$938.54	$5.28
	Hypothetical (h)	1.08%	$1,000.00	$1,019.76	$5.50
B	Actual	1.83%	$1,000.00	$934.89	$8.92
	Hypothetical (h)	1.83%	$1,000.00	$1,015.98	$9.30
C	Actual	1.83%	$1,000.00	$934.68	$8.92
	Hypothetical (h)	1.83%	$1,000.00	$1,015.98	$9.30
I	Actual	0.83%	$1,000.00	$939.41	$4.06
	Hypothetical (h)	0.83%	$1,000.00	$1,021.02	$4.23
R1	Actual	1.83%	$1,000.00	$934.33	$8.92
	Hypothetical (h)	1.83%	$1,000.00	$1,015.98	$9.30
R2	Actual	1.33%	$1,000.00	$937.13	$6.49
	Hypothetical (h)	1.33%	$1,000.00	$1,018.50	$6.77
R3	Actual	1.08%	$1,000.00	$937.90	$5.28
	Hypothetical (h)	1.08%	$1,000.00	$1,019.76	$5.50
R4	Actual	0.83%	$1,000.00	$939.15	$4.06
	Hypothetical (h)	0.83%	$1,000.00	$1,021.02	$4.23
R5	Actual	0.74%	$1,000.00	$940.02	$3.62
	Hypothetical (h)	0.74%	$1,000.00	$1,021.48	$3.77
529A	Actual	1.10%	$1,000.00	$938.30	$5.37
	Hypothetical (h)	1.10%	$1,000.00	$1,019.66	$5.60
529B	Actual	1.87%	$1,000.00	$934.19	$9.12
	Hypothetical (h)	1.87%	$1,000.00	$1,015.78	$9.50
529C	Actual	1.88%	$1,000.00	$934.62	$9.17
	Hypothetical (h)	1.88%	$1,000.00	$1,015.73	$9.55

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A and Class 529B shares, this rebate reduced the expense ratios above by 0.03% and 0.02%, respectively. See Note 3 in the Notes to Financial Statements for additional information.

11

PORTFOLIO OF INVESTMENTS

8/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.4%
Issuer	Shares/Par	Value ($)
Airlines - 0.3%
Stagecoach Group PLC	3,702,509	$20,618,166

Apparel Manufacturers - 1.7%
Burberry Group PLC	1,403,147	$30,191,657
Global Brands Group Holding Ltd. (a)	92,064,000	17,462,349
LVMH Moet Hennessy Louis Vuitton S.A.	468,853	78,208,283

		$125,862,289
Automotive - 4.2%
DENSO Corp.	2,917,900	$130,665,889
GKN PLC	16,585,648	73,384,770
Honda Motor Co. Ltd.	3,305,000	104,246,463

		$308,297,122
Broadcasting - 1.1%
WPP PLC	3,935,494	$81,332,963

Business Services - 3.8%
Amadeus IT Holding S.A.	689,600	$28,871,785
Brenntag AG	464,828	25,861,276
Cognizant Technology Solutions Corp., “A” (a)	1,344,388	84,615,781
Compass Group PLC	3,311,450	52,236,912
Mitsubishi Corp.	2,227,500	41,432,033
Nomura Research, Inc.	1,178,300	47,866,767

		$280,884,554
Cable TV - 0.4%
British Sky Broadcasting Group PLC	2,017,779	$32,212,971

Chemicals - 0.6%
Orica Ltd.	3,956,289	$44,653,724

Computer Software - 0.3%
Dassault Systems S.A.	359,090	$24,938,764

Conglomerates - 1.0%
CK Hutchison Holdings Ltd.	5,295,356	$70,581,516

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Consumer Products - 3.0%
L’Oreal S.A.	604,338	$103,554,763
Reckitt Benckiser Group PLC	1,334,952	117,092,855

		$220,647,618
Electrical Equipment - 3.5%
Legrand S.A.	444,968	$25,680,084
Schneider Electric S.A.	1,847,081	116,755,361
Siemens AG	1,132,989	112,466,652

		$254,902,097
Electronics - 2.5%
Infineon Technologies AG	4,355,123	$47,668,810
Media Tek, Inc.	6,379,000	49,210,997
Taiwan Semiconductor Manufacturing Co. Ltd.	22,827,326	90,506,671

		$187,386,478
Energy - Independent - 1.7%
Cairn Energy PLC (a)	5,569,524	$12,923,057
Galp Energia SGPS S.A., “B”	2,446,428	25,797,214
INPEX Corp.	2,803,800	28,261,175
Oil Search Ltd.	5,703,142	27,598,761
Reliance Industries Ltd.	2,305,799	29,688,354

		$124,268,561
Energy - Integrated - 2.3%
BG Group PLC	5,967,348	$90,281,780
Royal Dutch Shell PLC, “A”	2,911,492	75,461,987

		$165,743,767
Food & Beverages - 5.2%
Danone S.A.	1,996,043	$124,065,890
M. Dias Branco S.A. Industria e Comercio de Alimentos	949,665	16,575,571
Nestle S.A.	3,318,062	244,739,896

		$385,381,357
Food & Drug Stores - 0.7%
Sundrug Co. Ltd.	933,400	$52,507,840

Insurance - 4.4%
AIA Group Ltd.	19,813,400	$109,548,221
Hiscox Ltd.	2,506,135	34,534,422
Prudential PLC	1,767,667	38,086,451
Sony Financial Holdings, Inc.	2,283,900	42,839,020
Zurich Insurance Group AG	359,437	98,797,301

		$323,805,415

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Internet - 0.4%
Alibaba Group Holding Ltd., ADR (a)	494,569	$32,700,902

Machinery & Tools - 3.9%
Atlas Copco AB, “A”	4,220,406	$106,432,398
Kubota Corp.	6,062,000	94,928,915
Schindler Holding AG	563,462	86,444,333

		$287,805,646
Major Banks - 9.8%
Barclays PLC	24,948,235	$99,696,811
BNP Paribas	1,645,769	103,919,472
BOC Hong Kong Holdings Ltd.	10,970,500	37,087,128
HSBC Holdings PLC	19,042,763	150,139,299
Mitsubishi UFJ Financial Group, Inc.	17,683,800	116,705,641
Sumitomo Mitsui Financial Group, Inc.	2,652,200	108,595,049
Westpac Banking Corp.	4,789,313	105,998,594

		$722,141,994
Medical Equipment - 0.7%
Terumo Corp.	1,812,900	$49,571,192

Metals & Mining - 2.6%
Gerdau S.A., ADR	8,371,255	$12,389,457
Iluka Resources Ltd.	6,922,872	36,605,101
Rio Tinto Ltd.	3,993,520	144,609,316

		$193,603,874
Natural Gas - Distribution - 2.6%
Centrica PLC	8,725,527	$32,258,667
China Resources Gas Group Ltd.	15,510,000	40,926,123
Engie	3,655,426	65,569,485
Tokyo Gas Co. Ltd.	9,613,000	52,594,572

		$191,348,847
Natural Gas - Pipeline - 1.2%
APA Group	7,250,908	$45,254,157
Enbridge, Inc.	950,135	39,266,373

		$84,520,530
Network & Telecom - 0.6%
Ericsson, Inc., “B”	4,188,889	$40,844,884

Oil Services - 0.3%
Technip	370,273	$20,176,780

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Other Banks & Diversified Financials - 10.6%
Aeon Credit Service Co. Ltd.	1,617,900	$36,779,250
DBS Group Holdings Ltd.	3,610,700	45,445,613
HDFC Bank Ltd., ADR	779,644	44,431,912
ING Groep N.V.	7,177,854	109,905,468
Intesa Sanpaolo S.p.A.	25,002,842	91,297,327
Julius Baer Group Ltd.	1,016,790	49,511,514
Kasikornbank Co. Ltd.	3,832,400	19,351,776
Kasikornbank PLC, NVDR	252,800	1,272,992
KBC Groep N.V.	1,038,317	68,941,809
Lloyds TSB Group PLC	98,388,085	115,666,896
MasterCard, Inc., “A”	658,992	60,871,091
Sberbank of Russia, ADR	3,008,020	14,441,257
UBS AG	5,865,313	121,535,426

		$779,452,331
Pharmaceuticals - 11.1%
Bayer AG	1,106,763	$150,214,426
Novartis AG	2,546,570	249,480,349
Roche Holding AG	894,816	244,381,549
Santen Pharmaceutical Co. Ltd.	5,937,100	92,801,621
Valeant Pharmaceuticals International, Inc. (a)	365,082	84,187,909

		$821,065,854
Printing & Publishing - 1.3%
Reed Elsevier N.V.	6,349,987	$97,870,687

Real Estate - 0.7%
Cheung Kong Property Holdings Ltd. (a)	3,675,744	$25,753,756
Deutsche Wohnen AG	982,758	25,849,690

		$51,603,446
Restaurants - 1.7%
Whitbread PLC	1,295,241	$94,516,320
YUM! Brands, Inc.	354,771	28,300,083

		$122,816,403
Specialty Chemicals - 4.9%
Akzo Nobel N.V.	1,647,040	$111,522,011
JSR Corp.	6,146,900	96,740,093
Linde AG	630,748	109,637,327
Symrise AG	774,749	46,764,221

		$364,663,652
Specialty Stores - 1.2%
ABC-MART, Inc.	269,800	$16,379,164
Esprit Holdings Ltd.	16,212,800	13,597,745

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Stores - continued
Hennes & Mauritz AB, “B”	1,235,523	$47,547,058
Ryohin Keikaku Co. Ltd.	46,700	10,385,054

		$87,909,021
Telecommunications - Wireless - 3.6%
KDDI Corp.	4,103,000	$102,139,267
Mobile TeleSystems PJSC (a)	3,114,800	11,101,419
Philippine Long Distance Telephone Co.	319,590	17,217,108
SoftBank Corp.	1,004,900	58,544,222
Vodafone Group PLC	23,134,411	79,830,683

		$268,832,699
Telephone Services - 1.3%
BT Group PLC	7,092,729	$47,252,176
Hellenic Telecommunications Organization S.A.	2,357,853	21,563,809
TDC A.S.	4,639,717	29,360,309

		$98,176,294
Tobacco - 1.4%
Japan Tobacco, Inc.	2,965,600	$105,906,423

Trucking - 1.3%
Yamato Holdings Co. Ltd.	4,930,700	$96,246,971

Utilities - Electric Power - 0.5%
Enel S.p.A.	8,577,444	$38,654,738
Total Common Stocks (Identified Cost, $7,183,711,582)		$7,259,938,370

Money Market Funds - 1.2%
MFS Institutional Money Market Portfolio, 0.11%, at Cost and Net Asset Value (v)	89,081,615	$89,081,615
Total Investments (Identified Cost, $7,272,793,197)		$7,349,019,985

Other Assets, Less Liabilities - 0.4%		25,450,839
Net Assets - 100.0%		$7,374,470,824

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/15

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $7,183,711,582)	$7,259,938,370
Underlying affiliated funds, at cost and value	89,081,615
Total investments, at value (identified cost, $7,272,793,197)	$7,349,019,985
Cash	853
Receivables for
Investments sold	30,812,254
Fund shares sold	12,732,804
Interest and dividends	29,353,307
Other assets	8,447
Total assets	$7,421,927,650
Liabilities
Payable to custodian	$24
Payables for
Investments purchased	37,795,092
Fund shares reacquired	6,832,185
Payable to affiliates
Investment adviser	533,608
Shareholder servicing costs	1,496,780
Distribution and service fees	55,728
Program manager fees	21
Payable for independent Trustees’ compensation	954
Accrued expenses and other liabilities	742,434
Total liabilities	$47,456,826
Net assets	$7,374,470,824
Net assets consist of
Paid-in capital	$7,538,696,807
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	75,479,926
Accumulated net realized gain (loss) on investments and foreign currency	(365,362,273)
Undistributed net investment income	125,656,364
Net assets	$7,374,470,824
Shares of beneficial interest outstanding	447,750,402

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,178,012,937	72,105,087	$16.34
Class B	11,227,928	717,527	15.65
Class C	77,442,464	5,057,631	15.31
Class I	2,410,936,412	142,682,351	16.90
Class R1	3,508,598	232,604	15.08
Class R2	169,811,506	10,746,830	15.80
Class R3	165,655,881	10,251,109	16.16
Class R4	343,475,222	20,989,432	16.36
Class R5	3,010,862,876	184,743,341	16.30
Class 529A	2,419,134	150,113	16.12
Class 529B	138,158	9,096	15.19
Class 529C	979,708	65,281	15.01

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $17.34 [100 / 94.25 x $16.34] and $17.10 [100 / 94.25 x $16.12], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R5, and 529A.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/15

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$212,279,564
Interest	2,048,848
Dividends from underlying affiliated funds	71,854
Foreign taxes withheld	(18,891,407)
Total investment income	$195,508,859
Expenses
Management fee	$55,199,650
Distribution and service fees	5,498,906
Program manager fees	3,596
Shareholder servicing costs	4,630,948
Administrative services fee	645,768
Independent Trustees’ compensation	99,676
Custodian fee	1,505,017
Shareholder communications	305,255
Audit and tax fees	68,788
Legal fees	53,878
Miscellaneous	414,255
Total expenses	$68,425,737
Fees paid indirectly	(149)
Reduction of expenses by investment adviser and distributor	(2,954,524)
Net expenses	$65,471,064
Net investment income	$130,037,795
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $63,910 country tax)	$116,750,004
Foreign currency	(3,545,748)
Net realized gain (loss) on investments and foreign currency	$113,204,256
Change in unrealized appreciation (depreciation)
Investments (net of $441,648 decrease in deferred country tax)	$(811,917,256)
Translation of assets and liabilities in foreign currencies	(554,805)
Net unrealized gain (loss) on investments and foreign currency translation	$(812,472,061)
Net realized and unrealized gain (loss) on investments and foreign currency	$(699,267,805)
Change in net assets from operations	$(569,230,010)

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2015	2014
Change in net assets
From operations
Net investment income	$130,037,795	$175,860,090
Net realized gain (loss) on investments and foreign currency	113,204,256	258,567,787
Net unrealized gain (loss) on investments and foreign currency translation	(812,472,061)	373,522,243
Change in net assets from operations	$(569,230,010)	$807,950,120
Distributions declared to shareholders
From net investment income	$(172,549,524)	$(103,250,534)
Change in net assets from fund share transactions	$707,404,711	$512,989,442
Total change in net assets	$(34,374,823)	$1,217,689,028
Net assets
At beginning of period	7,408,845,647	6,191,156,619
At end of period (including undistributed net investment income of $125,656,364 and $171,861,460, respectively)	$7,374,470,824	$7,408,845,647

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$18.06	$16.25	$14.25	$14.66	$12.93
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.40	$0.26	$0.28	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	(1.60)	1.64	2.01	(0.45)	1.67
Total from investment operations	$(1.34)	$2.04	$2.27	$(0.17)	$1.93
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.23)	$(0.27)	$(0.24)	$(0.20)
Net asset value, end of period (x)	$16.34	$18.06	$16.25	$14.25	$14.66
Total return (%) (r)(s)(t)(x)	(7.44)	12.60	16.08	(1.03)	14.89
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.13	1.13	1.18	1.21	1.19
Expenses after expense reductions (f)	1.09	1.11	1.18	1.21	1.19
Net investment income	1.53	2.24	1.65	2.02	1.67
Portfolio turnover	28	27	32	37	43
Net assets at end of period (000 omitted)	$1,178,013	$1,184,927	$1,108,795	$970,501	$1,008,654

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$17.26	$15.52	$13.59	$13.96	$12.30
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.25	$0.12	$0.16	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	(1.52)	1.57	1.94	(0.42)	1.62
Total from investment operations	$(1.40)	$1.82	$2.06	$(0.26)	$1.73
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.08)	$(0.13)	$(0.11)	$(0.07)
Net asset value, end of period (x)	$15.65	$17.26	$15.52	$13.59	$13.96
Total return (%) (r)(s)(t)(x)	(8.15)	11.77	15.27	(1.82)	14.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.88	1.88	1.93	1.96	1.95
Expenses after expense reductions (f)	1.84	1.86	1.93	1.96	1.94
Net investment income	0.70	1.46	0.83	1.19	0.76
Portfolio turnover	28	27	32	37	43
Net assets at end of period (000 omitted)	$11,228	$16,932	$19,751	$23,369	$33,059

Class C	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.93	$15.26	$13.39	$13.78	$12.16
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.25	$0.13	$0.16	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	(1.50)	1.54	1.90	(0.42)	1.59
Total from investment operations	$(1.38)	$1.79	$2.03	$(0.26)	$1.71
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.12)	$(0.16)	$(0.13)	$(0.09)
Net asset value, end of period (x)	$15.31	$16.93	$15.26	$13.39	$13.78
Total return (%) (r)(s)(t)(x)	(8.17)	11.74	15.22	(1.80)	14.05
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.88	1.88	1.93	1.96	1.95
Expenses after expense reductions (f)	1.84	1.86	1.93	1.96	1.95
Net investment income	0.76	1.50	0.87	1.23	0.80
Portfolio turnover	28	27	32	37	43
Net assets at end of period (000 omitted)	$77,442	$91,487	$86,793	$84,133	$99,830

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$18.66	$16.78	$14.71	$15.15	$13.35
Income (loss) from investment operations
Net investment income (d)	$0.32	$0.46	$0.31	$0.35	$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	(1.66)	1.69	2.06	(0.49)	1.74
Total from investment operations	$(1.34)	$2.15	$2.37	$(0.14)	$2.03
Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.27)	$(0.30)	$(0.30)	$(0.23)
Net asset value, end of period (x)	$16.90	$18.66	$16.78	$14.71	$15.15
Total return (%) (r)(s)(x)	(7.19)	12.89	16.32	(0.82)	15.19
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.88	0.93	0.96	0.95
Expenses after expense reductions (f)	0.84	0.86	0.93	0.96	0.95
Net investment income	1.80	2.51	1.89	2.45	1.86
Portfolio turnover	28	27	32	37	43
Net assets at end of period (000 omitted)	$2,410,936	$2,194,432	$1,834,498	$1,143,621	$2,484,795

Class R1	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.69	$15.02	$13.17	$13.57	$11.98
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.24	$0.12	$0.15	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	(1.47)	1.52	1.87	(0.40)	1.57
Total from investment operations	$(1.36)	$1.76	$1.99	$(0.25)	$1.69
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.09)	$(0.14)	$(0.15)	$(0.10)
Net asset value, end of period (x)	$15.08	$16.69	$15.02	$13.17	$13.57
Total return (%) (r)(s)(x)	(8.18)	11.73	15.24	(1.80)	14.09
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.88	1.88	1.93	1.96	1.95
Expenses after expense reductions (f)	1.84	1.86	1.93	1.96	1.95
Net investment income	0.72	1.47	0.85	1.18	0.84
Portfolio turnover	28	27	32	37	43
Net assets at end of period (000 omitted)	$3,509	$4,243	$4,034	$4,914	$6,288

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$17.48	$15.75	$13.83	$14.26	$12.59
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.36	$0.21	$0.24	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	(1.56)	1.57	1.95	(0.44)	1.64
Total from investment operations	$(1.34)	$1.93	$2.16	$(0.20)	$1.84
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.20)	$(0.24)	$(0.23)	$(0.17)
Net asset value, end of period (x)	$15.80	$17.48	$15.75	$13.83	$14.26
Total return (%) (r)(s)(x)	(7.69)	12.32	15.79	(1.32)	14.61
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.38	1.38	1.43	1.46	1.45
Expenses after expense reductions (f)	1.34	1.36	1.43	1.46	1.45
Net investment income	1.29	2.06	1.41	1.78	1.37
Portfolio turnover	28	27	32	37	43
Net assets at end of period (000 omitted)	$169,812	$182,466	$136,444	$107,567	$91,693

Class R3	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$17.86	$16.08	$14.10	$14.53	$12.82
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.40	$0.25	$0.28	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	(1.58)	1.61	2.00	(0.45)	1.68
Total from investment operations	$(1.33)	$2.01	$2.25	$(0.17)	$1.91
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.23)	$(0.27)	$(0.26)	$(0.20)
Net asset value, end of period (x)	$16.16	$17.86	$16.08	$14.10	$14.53
Total return (%) (r)(s)(x)	(7.44)	12.56	16.13	(1.06)	14.88
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.13	1.13	1.18	1.21	1.20
Expenses after expense reductions (f)	1.09	1.11	1.18	1.21	1.20
Net investment income	1.46	2.28	1.63	2.05	1.54
Portfolio turnover	28	27	32	37	43
Net assets at end of period (000 omitted)	$165,656	$229,232	$195,358	$168,989	$154,869

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Years ended 8/31
	2015	2014	2013	2012		2011
Net asset value, beginning of period	$18.09	$16.27	$14.26	$14.70		$12.96
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.45	$0.25	$0.32		$0.28
Net realized and unrealized gain (loss) on investments and foreign currency	(1.60)	1.63	2.06	(0.46)		1.69
Total from investment operations	$(1.31)	$2.08	$2.31	$(0.14)		$1.97
Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.26)	$(0.30)	$(0.30)		$(0.23)
Net asset value, end of period (x)	$16.36	$18.09	$16.27	$14.26		$14.70
Total return (%) (r)(s)(x)	(7.26)	12.87	16.42	(0.84)		15.19
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.88	0.93	0.96		0.95
Expenses after expense reductions (f)	0.85	0.86	0.93	0.96		0.95
Net investment income	1.70	2.54	1.60	2.28		1.83
Portfolio turnover	28	27	32	37		43
Net assets at end of period (000 omitted)	$343,475	$546,069	$470,915	$825,288		$561,557

Class R5 (y)	Years ended 8/31
	2015	2014	2013	2012		2011
Net asset value, beginning of period	$18.02	$16.21	$14.20	$14.63		$12.90
Income (loss) from investment operations
Net investment income (d)	$0.32	$0.46	$0.33	$0.17		$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	(1.60)	1.64	1.99	(0.31	)(g)	1.69
Total from investment operations	$(1.28)	$2.10	$2.32	$(0.14)		$1.95
Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.29)	$(0.31)	$(0.29)		$(0.22)
Net asset value, end of period (x)	$16.30	$18.02	$16.21	$14.20		$14.63
Total return (%) (r)(s)(x)	(7.13)	13.01	16.50	(0.85)		15.07
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.79	0.81	0.89		1.05
Expenses after expense reductions (f)	0.75	0.77	0.81	0.89		1.05
Net investment income	1.88	2.62	2.09	1.20	(l)	1.71
Portfolio turnover	28	27	32	37		43
Net assets at end of period (000 omitted)	$3,010,863	$2,955,339	$2,331,325	$1,433,832		$26,173

See Notes to Financial Statements

25

Financial Highlights – continued

Class 529A	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$17.81	$16.03	$14.06	$14.49	$12.78
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.39	$0.25	$0.27	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	(1.58)	1.62	1.98	(0.45)	1.68
Total from investment operations	$(1.32)	$2.01	$2.23	$(0.18)	$1.90
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.23)	$(0.26)	$(0.25)	$(0.19)
Net asset value, end of period (x)	$16.12	$17.81	$16.03	$14.06	$14.49
Total return (%) (r)(s)(t)(x)	(7.43)	12.57	16.05	(1.15)	14.80
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.23	1.23	1.28	1.31	1.30
Expenses after expense reductions (f)	1.12	1.14	1.21	1.26	1.29
Net investment income	1.51	2.22	1.62	1.96	1.47
Portfolio turnover	28	27	32	37	43
Net assets at end of period (000 omitted)	$2,419	$2,428	$2,105	$1,762	$1,747

Class 529B	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.80	$15.14	$13.25	$13.57	$11.99
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.25	$0.12	$0.13	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	(1.47)	1.52	1.88	(0.38)	1.58
Total from investment operations	$(1.37)	$1.77	$2.00	$(0.25)	$1.67
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.11)	$(0.11)	$(0.07)	$(0.09)
Net asset value, end of period (x)	$15.19	$16.80	$15.14	$13.25	$13.57
Total return (%) (r)(s)(t)(x)	(8.17)	11.71	15.15	(1.84)	13.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.98	1.98	2.03	2.06	2.04
Expenses after expense reductions (f)	1.89	1.91	1.98	2.01	2.04
Net investment income	0.63	1.49	0.82	1.03	0.66
Portfolio turnover	28	27	32	37	43
Net assets at end of period (000 omitted)	$138	$192	$188	$199	$366

See Notes to Financial Statements

26

Financial Highlights – continued

Class 529C	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.61	$14.98	$13.17	$13.56	$12.00
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.23	$0.12	$0.15	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	(1.46)	1.52	1.86	(0.41)	1.56
Total from investment operations	$(1.35)	$1.75	$1.98	$(0.26)	$1.67
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.12)	$(0.17)	$(0.13)	$(0.11)
Net asset value, end of period (x)	$15.01	$16.61	$14.98	$13.17	$13.56
Total return (%) (r)(s)(t)(x)	(8.17)	11.68	15.17	(1.83)	13.89
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.98	1.98	2.03	2.06	2.05
Expenses after expense reductions (f)	1.89	1.91	1.98	2.01	2.04
Net investment income	0.72	1.43	0.81	1.19	0.81
Portfolio turnover	28	27	32	37	43
Net assets at end of period (000 omitted)	$980	$1,098	$950	$914	$906

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(l)	The net investment income ratio does not vary by the class specific expense differential because of the timing of sales of fund shares and the allocation of fund level income at such time.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(y)	On May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public.

See Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Research International Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

28

Notes to Financial Statements – continued

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

29

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$1,486,136,623	$—	$—	$1,486,136,623
United Kingdom	20,618,166	1,401,709,993	—	1,422,328,159
Switzerland	1,094,890,368	—	—	1,094,890,368
France	662,868,882	—	—	662,868,882
Germany	518,462,401	—	—	518,462,401
Netherlands	319,298,165	—	—	319,298,165
Hong Kong	274,030,715	—	—	274,030,715
Australia	260,110,338	—	—	260,110,338
Sweden	194,824,340	—	—	194,824,340
Other Countries	1,001,445,703	25,542,676	—	1,026,988,379
Mutual Funds	89,081,615	—	—	89,081,615
Total Investments	$5,921,767,316	$1,427,252,669	$—	$7,349,019,985

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $1,064,998,145 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $29,688,354 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable

30

Notes to Financial Statements – continued

to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At August 31, 2015, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in

31

Notes to Financial Statements – continued

realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended August 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	8/31/15	8/31/14
Ordinary income (including any short-term capital gains)	$172,549,524	$103,250,534

32

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/15
Cost of investments	$7,315,470,859
Gross appreciation	796,593,432
Gross depreciation	(763,044,306)
Net unrealized appreciation (depreciation)	$33,549,126
Undistributed ordinary income	126,269,068
Capital loss carryforwards	(322,684,611)
Other temporary differences	(1,359,566)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after August 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of August 31, 2015, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

8/31/18	$(322,684,611)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after

33

Notes to Financial Statements – continued

purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 8/31/15	Year ended 8/31/14
Class A	$26,484,235	$15,702,653
Class B	190,010	102,139
Class C	1,249,658	675,749
Class I	49,946,711	31,156,722
Class R1	61,803	23,279
Class R2	3,461,556	1,827,492
Class R3	4,609,216	2,842,760
Class R4	12,429,398	7,705,916
Class R5	74,050,172	43,174,399
Class 529A	48,384	30,527
Class 529B	2,822	1,412
Class 529C	15,559	7,486
Total	$172,549,524	$103,250,534

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

The investment adviser has agreed in writing to reduce its management fee to 0.60% of average daily net assets in excess of $5 billion up to $10 billion and 0.55% of average daily net assets in excess of $10 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2016. For the year ended August 31, 2015, this management fee reduction amounted to $2,457,093, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2015, this management fee reduction amounted to $482,530, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2015 was equivalent to an annual effective rate of 0.70% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $97,010 and $1,918 for the year ended August 31, 2015, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

34

Notes to Financial Statements – continued

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$3,072,274
Class B	0.75%	0.25%	1.00%	1.00%	139,951
Class C	0.75%	0.25%	1.00%	1.00%	842,813
Class R1	0.75%	0.25%	1.00%	1.00%	38,191
Class R2	0.25%	0.25%	0.50%	0.50%	891,538
Class R3	—	0.25%	0.25%	0.25%	496,165
Class 529A	—	0.25%	0.25%	0.22%	5,996
Class 529B	0.75%	0.25%	1.00%	0.99%	1,675
Class 529C	0.75%	0.25%	1.00%	1.00%	10,303
Total Distribution and Service Fees					$5,498,906

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2015 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2015, this rebate amounted to $9,792, $102, $110, $2, $644, $14, and $4 for Class A, Class B, Class C, Class R2, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2015, were as follows:

Amount
Class A	$243
Class B	11,161
Class C	5,549
Class 529B	4
Class 529C	39

35

Notes to Financial Statements – continued

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on December 31, 2016, unless MFD elects to extend the waiver. For the year ended August 31, 2015, this waiver amounted to $1,798 and is included in the reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended August 31, 2015 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended August 31, 2015, were as follows:

	Fee	Waiver
Class 529A	$2,398	$1,199
Class 529B	168	84
Class 529C	1,030	515
Total Program Manager Fees and Waivers	$3,596	$1,798

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2015, the fee was $265,665, which equated to 0.0036% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended August 31, 2015, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $4,365,283.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average net assets. The administrative services fee incurred for the year ended August 31, 2015 was equivalent to an annual effective rate of 0.0087% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

36

Notes to Financial Statements – continued

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $188 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended August 31, 2015. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $945 at August 31, 2015, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into a service agreement (the Compliance Officer Agreement) which provided for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. For the year ended August 31, 2015, the aggregate fees paid by the fund under these agreements were $27,915 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreement in the amount of $2,435, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On September 11, 2013, MFS redeemed 7,903 shares of Class R5 for an aggregate amount of $135,774. On March 18, 2015, MFS purchased 1,445 shares of Class I for an aggregate amount of $25,994.

(4) Portfolio Securities

For the year ended August 31, 2015, purchases and sales of investments, other than short-term obligations, aggregated $2,738,118,188 and $2,061,826,358, respectively.

37

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/15		Year ended 8/31/14
	Shares	Amount	Shares	Amount
Shares sold
Class A	25,761,448	$434,059,715	11,795,045	$210,179,639
Class B	82,969	1,374,515	73,919	1,254,919
Class C	806,647	13,111,390	779,624	12,932,437
Class I	48,867,468	884,069,791	32,553,405	597,030,708
Class R1	53,694	864,071	48,002	787,268
Class R2	3,062,773	51,036,056	3,262,913	55,773,824
Class R3	2,335,740	39,748,666	4,217,815	73,822,772
Class R4	5,235,464	89,945,000	6,760,440	120,226,134
Class R5	25,520,269	434,683,969	23,987,940	423,700,354
Class 529A	29,634	509,312	20,890	363,424
Class 529B	2,076	33,456	2,494	41,383
Class 529C	9,954	158,597	10,025	164,945
	111,768,136	$1,949,594,538	83,512,512	$1,496,277,807

Shares issued to shareholders in reinvestment of distributions
Class A	1,314,652	$21,665,465	740,280	$12,917,878
Class B	9,844	156,227	5,142	86,227
Class C	43,975	682,930	21,795	358,525
Class I	2,157,499	36,699,053	1,243,827	22,388,889
Class R1	4,026	61,593	1,431	23,203
Class R2	205,523	3,282,204	101,560	1,719,409
Class R3	282,774	4,609,216	164,702	2,842,760
Class R4	747,936	12,325,993	428,261	7,473,150
Class R5	4,499,401	73,790,177	2,485,573	43,174,399
Class 529A	2,978	48,384	1,773	30,527
Class 529B	183	2,822	86	1,412
Class 529C	1,022	15,559	464	7,486
	9,269,813	$153,339,623	5,194,894	$91,023,865

38

Notes to Financial Statements – continued

	Year ended 8/31/15		Year ended 8/31/14
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(20,588,024)	$(350,841,007)	(15,156,261)	$(270,617,354)
Class B	(356,450)	(5,905,536)	(370,599)	(6,313,790)
Class C	(1,197,789)	(19,367,452)	(1,085,852)	(18,135,045)
Class I	(25,928,712)	(459,211,876)	(25,510,410)	(468,165,738)
Class R1	(79,342)	(1,263,041)	(63,860)	(1,051,501)
Class R2	(2,959,541)	(49,394,721)	(1,589,201)	(27,401,731)
Class R3	(5,200,590)	(88,179,329)	(3,700,880)	(65,149,095)
Class R4	(15,183,056)	(259,923,975)	(5,948,182)	(105,874,108)
Class R5	(9,305,492)	(160,868,507)	(6,253,975)	(111,106,638)
Class 529A	(18,777)	(319,162)	(17,644)	(308,796)
Class 529B	(4,596)	(72,458)	(3,584)	(59,757)
Class 529C	(11,785)	(182,386)	(7,843)	(128,677)
	(80,834,154)	$(1,395,529,450)	(59,708,291)	$(1,074,312,230)

Net change
Class A	6,488,076	$104,884,173	(2,620,936)	$(47,519,837)
Class B	(263,637)	(4,374,794)	(291,538)	(4,972,644)
Class C	(347,167)	(5,573,132)	(284,433)	(4,844,083)
Class I	25,096,255	461,556,968	8,286,822	151,253,859
Class R1	(21,622)	(337,377)	(14,427)	(241,030)
Class R2	308,755	4,923,539	1,775,272	30,091,502
Class R3	(2,582,076)	(43,821,447)	681,637	11,516,437
Class R4	(9,199,656)	(157,652,982)	1,240,519	21,825,176
Class R5	20,714,178	347,605,639	20,219,538	355,768,115
Class 529A	13,835	238,534	5,019	85,155
Class 529B	(2,337)	(36,180)	(1,004)	(16,962)
Class 529C	(809)	(8,230)	2,646	43,754
	40,203,795	$707,404,711	28,999,115	$512,989,442

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, the MFS Moderate Allocation Fund, the MFS Growth Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 18%, 5%, 5%, 2%, and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2015 Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a

39

Notes to Financial Statements – continued

syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2015, the fund’s commitment fee and interest expense were $24,587 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	102,287,398	1,108,359,832	(1,121,565,615)	89,081,615

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$71,854	$89,081,615

40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and Shareholders of MFS Research International Fund:

We have audited the accompanying statement of assets and liabilities of MFS Research International Fund (the Fund) (one of the series constituting MFS Series Trust I), including the portfolio of investments, as of August 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research International Fund (one of the series constituting MFS Series Trust I) at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 15, 2015

41

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director
John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies, Director; Dycom Industries, Inc.
Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Susan S. Newton (k) (age 65)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A
Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

45

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of October 1, 2015, the Trustees served as board members of 138 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Jose Luis Garcia Thomas Melendez

46

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

47

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 5th quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, including more recent performance information, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by

48

Board Review of Investment Advisory Agreement – continued

Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion, and that MFS has agreed in writing to further reduce its advisory fee rate on average daily net assets over $5 billion and $10 billion, which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

49

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

50

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

Income derived from foreign sources was $192,886,919. The fund intends to pass through foreign tax credits of $16,738,971 for the fiscal year.

51

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

52

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

53

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2015

MFS® TECHNOLOGY FUND

SCT-ANN

MFS® TECHNOLOGY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

The U.S. economy bounced back after another harsh winter curtailed domestic consumption. Despite strengthening labor and housing markets, however, a stronger U.S. dollar and weak overseas demand have held back corporate earnings.

China’s economic growth continues to slow, raising concerns and adding to global market volatility. Commodity exporters, including Australia and Canada, have been hurt by weaker Chinese demand. Global oil markets remain oversupplied, putting pressure on crude oil and gasoline prices.

In Europe, concerns about a potential Greek debt default have faded, and the eurozone’s economy is expanding mildly. Hopes for a more robust regionwide recovery rest on the European Central Bank’s quantitative easing program.

The world’s financial markets have become increasingly complex in recent years. Now, more than ever, it is important to understand companies on a global basis. At MFS®, we believe our integrated research platform, collaborative culture, active risk management process and long-term focus give us a research advantage.

As investors, we aim to add long-term value. We believe this approach will serve you well as you work with your financial advisor to reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

October 15, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Google, Inc., “A”	10.4%
Facebook, Inc., “A”	5.4%
Amazon.com, Inc.	5.4%
Visa, Inc., “A”	4.5%
Apple, Inc.	4.5%
MasterCard, Inc., “A”	3.2%
Salesforce.com, Inc.	2.9%
Cisco Systems, Inc.	2.9%
Priceline Group, Inc.	2.7%
EMC Corp.	2.7%

Top five industries (i)
Internet	18.6%
Computer Software-Systems	15.8%
Computer Software	14.3%
Business Services	10.5%
Electronics (s)	7.8%

(i)	For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value.
(s)	Includes securities sold short.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and the Notes to Financial Statements for additional information related to certain risks associated with assets included in “Other”.

Percentages are based on net assets as of 8/31/15 and may not agree with the Portfolio of Investments due to the equivalent exposure of equity options.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2015, Class A shares of the MFS Technology Fund (“fund”) provided a total return of 4.18%, at net asset value. This compares with a return of 0.48% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index and a return of 3.72% for the fund’s other benchmark, the Standard & Poor’s North American Technology Sector Index.

Market Environment

A generally risk-friendly environment prevailed in the first half of the period and any market setbacks, triggered by global growth concerns, were short-lived as central banks responded and kept monetary policy accommodative. For example, the US tempered rate hike expectations while Japan, Europe and China provided fresh stimulus measures which ultimately supported risk assets. Early in the second half of the period, the European Central Bank cut policy interest rates and announced non-conventional easing measures, pushing yields on a significant portion of eurozone sovereign bonds deeper into negative territory, a notable highlight amid a mini-wave of global easing due to declining inflation and inflation expectations. However, the environment supporting risk began to break down in the latter phases of the period, with both US investment grade and high yield corporate spreads widening out and any individual company performance below expectations resulted in market selling.

A dominant trend for most of the period was the ongoing rise in US equities. Until early in the second half of the period, this was paired with a decline in US and global bond yields. The uptrend in US corporate margins and profits continued throughout the second half of 2014, but in the latter part of the period the margin results became more bifurcated with energy and materials suffering and the rest of the companies holding on to net margins in an ongoing slow revenue growth environment. A rising dollar and a sharp decline in commodity prices, particularly crude oil prices, negatively impacted credit markets, notably US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility. In the second half of the period, global sovereign bond yields rose, shrugging off concerns over a Greek debt default. The rise tempered the equity advance, as odds of a 2015 US Federal Reserve rate hike increased. At the end of the period, the stronger US dollar slowed revenues in many US-based multinational companies. As the last month of the period began, risk shedding became a theme across emerging market countries and continued to weaken Chinese economic data as well as economic data of the commodity-driven countries. Risk shedding accelerated outflows and cross-border selling. By the end of the period, many of the world’s equity markets had entered into “correction” territory.

Contributors to Performance

The combination of strong stock selection and an underweight position in the poor-performing electronics industry was a positive factor that strengthened the fund’s performance relative to the Standard & Poor’s North American Technology Sector Index. The fund’s short position in semiconductor company Intel (h) during the reporting period benefited relative performance. Not holding semiconductor manufacturers,

3

Management Review – continued

Micron Technology and Applied Materials, and flash memory storage products maker SanDisk aided relative results as all three companies turned in weak performance over the reporting period. An overweight position in broadband communications and networking services company Broadcom also boosted relative performance as the stock rose after management announced approval for the company to be acquired by Avago in a cash and stock deal in late May.

Stock selection in the computer systems industry was another area of relative strength. Avoiding common shares of diversified technology products and services company International Business Machines Corporation (IBM) boosted relative results as its shares depreciated. Shares of IBM fell as the company’s revenues declined during the second quarter due to unfavorable software and services margins and foreign exchange effects. An overweight position in financial services software designer SS&C Technologies also benefited relative performance.

Elsewhere, an underweight position in wireless communications software company QUALCOMM (h) strengthened relative performance. While the company posted generally in-line results for the second quarter, management’s updated guidance was severely below consensus. This was attributed to an expected shortfall in demand, as iPhone continues to utilize its own baseband and Samsung increasingly uses in-house chipsets. The fund’s overweight positions in global payments technology company Visa and customer information software manager Salesforce.com also benefited relative results.

Detractors from Performance

Weak stock selection in the internet industry was a negative factor for relative performance. The fund’s overweight positions in social networking service provider Twitter, local businesses internet company Yelp (h) and online professional network operator LinkedIn were notable detractors that underperformed the fund’s benchmark. Despite having posted earnings that beat consensus estimates in the second quarter, Twitter warned that it did not expect any growth to its new-user trajectory anytime soon. The company also warned that it may approach a ceiling to its ad inventory due to the lackluster user and engagement growth.

Stock selection in the broadcasting industry also held back relative results. The fund’s out-of-benchmark holdings of global media companies, Twenty-First Century Fox (b) and Discovery Communications (b)(h), dampened relative results as both companies turned in weak performance over the reporting period. Twenty-First Century Fox declined late in the period after a competitor suggested that overall media viewership may be changing at a faster rate than the market had previously expected. Streaming media services and the increasing availability of alternative outlets for content have called into question the durability of the traditional TV subscriber base.

Elsewhere, overweight positions in computer and personal electronics maker Hewlett-Packard, data storage systems provider EMC and semiconductor manufacturer

4

Management Review – continued

Microchip Technology weighed on relative returns. The fund’s underweight position in network equipment company Cisco Systems and not owning shares of streaming media content provider Netflix also hurt relative results.

Respectfully,

Matthew Sabel

Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/15

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 8/31/15

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	1/02/97	4.18%	16.66%	11.17%	N/A
B	4/14/00	3.41%	15.79%	10.38%	N/A
C	4/14/00	3.42%	15.79%	10.38%	N/A
I	1/02/97	4.49%	16.96%	11.49%	N/A
R1	4/01/05	3.43%	15.79%	10.34%	N/A
R2	10/31/03	3.93%	16.37%	10.89%	N/A
R3	4/01/05	4.18%	16.67%	11.16%	N/A
R4	4/01/05	4.44%	16.95%	11.46%	N/A
R5	1/02/13	4.61%	N/A	N/A	17.06%
Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		0.48%	15.87%	7.15%	N/A
Standard & Poor’s North American Technology Sector Index (f)		3.72%	17.42%	9.42%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		(1.81)%	15.28%	10.52%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(0.57)%	15.57%	10.38%	N/A
C With CDSC (1% for 12 months) (v)		2.42%	15.79%	10.38%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definitions

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s North American Technology Sector Index – a modified market capitalization-weighted index that measures the performance of selected technology stocks.

It is not possible to invest directly in an index.

7

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2015 through August 31, 2015

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2015 through August 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/15	Ending Account Value 8/31/15	Expenses Paid During Period (p) 3/01/15-8/31/15
A	Actual	1.28%	$1,000.00	$974.28	$6.37
	Hypothetical (h)	1.28%	$1,000.00	$1,018.75	$6.51
B	Actual	2.03%	$1,000.00	$970.56	$10.08
	Hypothetical (h)	2.03%	$1,000.00	$1,014.97	$10.31
C	Actual	2.03%	$1,000.00	$970.51	$10.08
	Hypothetical (h)	2.03%	$1,000.00	$1,014.97	$10.31
I	Actual	1.03%	$1,000.00	$975.57	$5.13
	Hypothetical (h)	1.03%	$1,000.00	$1,020.01	$5.24
R1	Actual	2.03%	$1,000.00	$970.46	$10.08
	Hypothetical (h)	2.03%	$1,000.00	$1,014.97	$10.31
R2	Actual	1.53%	$1,000.00	$972.97	$7.61
	Hypothetical (h)	1.53%	$1,000.00	$1,017.49	$7.78
R3	Actual	1.28%	$1,000.00	$973.88	$6.37
	Hypothetical (h)	1.28%	$1,000.00	$1,018.75	$6.51
R4	Actual	1.03%	$1,000.00	$975.37	$5.13
	Hypothetical (h)	1.03%	$1,000.00	$1,020.01	$5.24
R5	Actual	0.93%	$1,000.00	$976.00	$4.63
	Hypothetical (h)	0.93%	$1,000.00	$1,020.52	$4.74

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Expense ratios include 0.01% of investment related expenses from short sales (See Note 2 of the Notes to Financial Statements).

10

PORTFOLIO OF INVESTMENTS

8/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 95.5%
Issuer	Shares/Par	Value ($)
Broadcasting - 3.1%
Time Warner, Inc.	83,372	$5,927,745
Twenty-First Century Fox, Inc.	153,718	4,210,336
Walt Disney Co.	8,800	896,544

		$11,034,625
Brokerage & Asset Managers - 1.8%
Allied Minds PLC (a)	323,024	$2,397,048
Intercontinental Exchange, Inc.	9,025	2,061,400
NASDAQ OMX Group, Inc.	39,637	2,029,018

		$6,487,466
Business Services - 10.5%
Accenture PLC, “A”	34,048	$3,209,705
Cognizant Technology Solutions Corp., “A” (a)	105,096	6,614,742
CoStar Group, Inc. (a)	7,494	1,326,738
Equifax, Inc.	22,088	2,162,415
Evolent Health, Inc., “A” (a)	65,725	1,117,325
Fidelity National Information Services, Inc.	78,336	5,409,884
Fiserv, Inc. (a)	40,131	3,421,970
FleetCor Technologies, Inc. (a)	19,097	2,848,509
Gartner, Inc. (a)	28,933	2,474,061
Global Payments, Inc.	34,143	3,803,189
IMS Health Holdings, Inc. (a)	59,703	1,783,329
Press Ganey Holdings, Inc. (a)	58,447	1,884,916
Wex, Inc. (a)	13,341	1,261,125

		$37,317,908
Computer Software - 14.3%
Adobe Systems, Inc. (a)	87,314	$6,860,261
Cornerstone OnDemand, Inc. (a)	38,108	1,361,980
Enghouse Systems Ltd.	38,601	1,495,510
Intuit, Inc.	54,180	4,645,935
Microsoft Corp.	202,992	8,834,212
Oracle Corp.	233,339	8,654,544
Qlik Technologies, Inc. (a)	80,294	3,039,931
Red Hat, Inc. (a)	73,027	5,273,280
Salesforce.com, Inc. (a)	150,665	10,450,124

		$50,615,777

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - Systems - 15.8%
Apple, Inc. (s)	140,168	$15,805,344
CDW Corp.	19,246	765,029
Constellation Software, Inc.	840	358,967
EMC Corp.	379,086	9,427,869
EPAM Systems, Inc. (a)	12,414	876,553
Hewlett-Packard Co.	231,510	6,496,171
Hortonworks, Inc. (a)	65,605	1,558,775
Kinaxis, Inc. (a)	56,595	1,568,020
Proofpoint, Inc. (a)	31,874	1,795,781
Qualys, Inc. (a)	39,946	1,160,831
Rapid7, Inc. (a)	69,646	1,468,834
Sabre Corp.	99,285	2,702,538
ServiceNow, Inc. (a)	37,741	2,678,101
Splunk, Inc. (a)	20,068	1,243,614
SS&C Technologies Holdings, Inc.	53,245	3,606,816
Vantiv, Inc., “A” (a)	46,119	2,031,081
Workday, Inc. (a)	32,382	2,275,159

		$55,819,483
Consumer Services - 2.7%
Priceline Group, Inc. (a)	7,768	$9,699,436

Electrical Equipment - 1.7%
Amphenol Corp., “A”	61,647	$3,227,837
TE Connectivity Ltd.	48,792	2,892,878

		$6,120,715
Electronics - 8.2%
Altera Corp.	29,831	$1,448,295
Avago Technologies Ltd.	24,298	3,060,819
Broadcom Corp., “A”	167,996	8,680,353
Cypress Semiconductor Corp.	87,843	878,430
Mellanox Technologies Ltd. (a)	21,384	864,769
Microchip Technology, Inc.	185,573	7,886,853
NXP Semiconductors N.V. (a)	26,022	2,202,762
Silicon Laboratories, Inc. (a)	28,702	1,247,963
Solaredge Technologies, Inc. (a)	65,285	1,639,959
Viavi Solutions, Inc. (a)	244,309	1,311,939

		$29,222,142
Entertainment - 0.2%
AMC Networks, Inc., “A” (a)	8,154	$590,187

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Internet - 18.7%
Alibaba Group Holding Ltd., ADR (a)	22,795	$1,507,205
Facebook, Inc., “A “ (a)(s)	215,349	19,258,661
Google, Inc., “A” (a)(s)	56,823	36,811,076
LinkedIn Corp., “A” (a)	21,642	3,908,545
Twitter, Inc. (a)	40,367	1,121,799
Yahoo!, Inc. (a)	108,437	3,496,009

		$66,103,295
Machinery & Tools - 0.5%
Kornit Digital Ltd. (a)(l)	142,096	$1,740,676

Network & Telecom - 3.5%
Cisco Systems, Inc.	401,770	$10,397,808
Lumentum Holdings, Inc. (a)	48,861	964,516
Palo Alto Networks, Inc. (a)	7,136	1,171,874

		$12,534,198
Other Banks & Diversified Financials - 7.7%
MasterCard, Inc., “A”	123,367	$11,395,410
Visa, Inc., “A”	222,596	15,871,095

		$27,266,505
Specialty Stores - 5.4%
Amazon.com, Inc. (a)	37,096	$19,026,167

Telecommunications - Wireless - 1.4%
American Tower Corp., REIT	35,189	$3,244,074
SBA Communications Corp. (a)	13,419	1,586,126

		$4,830,200
Total Common Stocks (Identified Cost, $243,767,137)		$338,408,780

Collateral for Securities Loaned - 0.0%
Navigator Securities Lending Prime Portfolio, 0.19%, at Cost and Net Asset Value (j)	77,711	$77,711

Issuer/Expiration Date/Strike Price	Number of Contracts
Call Options Purchased - 0.1%
Network & Telecom - 0.1%
Cisco Systems, Inc. - January 2016 @ $27 (Premiums Paid, $910,020)	3,485	$345,015

13

Portfolio of Investments – continued

Put Options Purchased - 0.1%
Issuer/Expiration Date/Strike Price	Number of Contracts	Value ($)
Broadcasting - 0.1%
Omnicom Group, Inc. - October 2015 @ $80 (Premiums Paid, $125,541)	159	$192,390

Issuer	Shares/Par
Money Market Funds - 4.4%
MFS Institutional Money Market Portfolio, 0.11%, at Cost and Net Asset Value (v)	15,640,239	$15,640,239
Total Investments (Identified Cost, $260,520,648)		$354,664,135

Issuer/Expiration Date/Strike Price	Number of Contracts
Call Options Written - 0.0%
Computer Software - 0.0%
Intuit Inc. - September 2015 @ $95	(99)	$(2,970)

Electronics - 0.0%
Avago Technologies Ltd. - September 2015 @ $140	(45)	$(2,925)

Internet - 0.0%
Facebook, Inc. - September 2015 @ $98	(89)	$(2,848)
Google, Inc. - September 2015 @ $725	(21)	(1,554)

		$(4,402)
Total Call Options Written (Premiums Received, $15,702)		$(10,297)

Issuer	Shares/Par
Securities Sold Short - (0.4)%
Electronics - (0.4)%
Lam Research Corp. (Proceeds Received, $1,745,839) (a)	(22,300)	$(1,622,771)

Other Assets, Less Liabilities - 0.3%		1,238,284
Net Assets - 100.0%		$354,269,351

(a)	Non-income producing security.
(j)	The rate quoted is the annualized one-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and/or certain derivative transactions.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

14

Portfolio of Investments – continued

At August 31, 2015, the fund had cash collateral of $180,075 and other liquid securities with an aggregate value of $2,797,724 to cover any commitments for securities sold short and/or certain derivative contracts. Cash collateral is comprised of “Deposits with brokers” on the Statement of Assets and Liabilities.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/15

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $244,880,409)	$339,023,896
Underlying affiliated funds, at cost and value	15,640,239
Total investments, at value, including $71,846 of securities on loan (identified cost, $260,520,648)	$354,664,135
Deposits with brokers	180,075
Receivables for
Investments sold	648,711
Fund shares sold	1,240,578
Interest and dividends	178,527
Other assets	489
Total assets	$356,912,515
Liabilities
Payables for
Securities sold short, at value (proceeds received, $1,745,839)	$1,622,771
Investments purchased	174,551
Fund shares reacquired	450,571
Written options outstanding, at value (premiums received, $15,702)	10,297
Collateral for securities loaned, at value	77,711
Payable to affiliates
Investment adviser	27,897
Shareholder servicing costs	173,866
Distribution and service fees	12,926
Payable for independent Trustees’ compensation	953
Accrued expenses and other liabilities	91,621
Total liabilities	$2,643,164
Net assets	$354,269,351
Net assets consist of
Paid-in capital	$246,992,840
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	94,271,960
Accumulated net realized gain (loss) on investments and foreign currency	14,266,950
Accumulated net investment loss	(1,262,399)
Net assets	$354,269,351
Shares of beneficial interest outstanding	14,577,455

16

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$199,313,270	8,094,681	$24.62
Class B	18,791,634	850,682	22.09
Class C	43,036,869	1,951,827	22.05
Class I	56,619,415	2,181,297	25.96
Class R1	2,516,134	114,323	22.01
Class R2	14,946,379	629,089	23.76
Class R3	9,732,128	395,379	24.61
Class R4	2,234,063	88,156	25.34
Class R5	7,079,459	272,021	26.03

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $26.12 [100 / 94.25 x $24.62]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/15

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net Investment loss
Income
Dividends	$2,270,094
Interest	12,388
Dividends from underlying affiliated funds	10,799
Foreign taxes withheld	(984)
Total investment income	$2,292,297
Expenses
Management fee	$2,484,448
Distribution and service fees	1,181,551
Shareholder servicing costs	555,972
Administrative services fee	62,144
Independent Trustees’ compensation	9,630
Custodian fee	44,459
Shareholder communications	40,946
Audit and tax fees	56,269
Legal fees	2,525
Dividend and interest expense on securities sold short	71,846
Miscellaneous	145,358
Total expenses	$4,655,148
Fees paid indirectly	(58)
Reduction of expenses by investment adviser and distributor	(31,907)
Net expenses	$4,623,183
Net investment loss	$(2,330,886)
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$18,733,092
Written options	920,723
Securities sold short	(258,329)
Foreign currency	(2,630)
Net realized gain (loss) on investments and foreign currency	$19,392,856
Change in unrealized appreciation (depreciation)
Investments	$(5,068,434)
Written options	(2,028)
Securities sold short	337,299
Translation of assets and liabilities in foreign currencies	(62)
Net unrealized gain (loss) on investments and foreign currency translation	$(4,733,225)
Net realized and unrealized gain (loss) on investments and foreign currency	$14,659,631
Change in net assets from operations	$12,328,745

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2015	2014
Change in net assets
From operations
Net investment loss	$(2,330,886)	$(1,913,552)
Net realized gain (loss) on investments and foreign currency	19,392,856	18,225,243
Net unrealized gain (loss) on investments and foreign currency translation	(4,733,225)	44,993,780
Change in net assets from operations	$12,328,745	$61,305,471
Distributions declared to shareholders
From net realized gain on investments	$(10,909,819)	$—
Change in net assets from fund share transactions	$55,669,659	$(1,601,290)
Total change in net assets	$57,088,585	$59,704,181
Net assets
At beginning of period	297,180,766	237,476,585
At end of period (including accumulated net investment loss of $1,262,399 and $1,142, respectively)	$354,269,351	$297,180,766

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$24.47	$19.41	$16.80	$14.50	$11.80
Income (loss) from investment operations
Net investment loss (d)	$(0.15)	$(0.13)	$(0.12)	$(0.17)	$(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency	1.15	5.19	2.73	2.47	2.79
Total from investment operations	$1.00	$5.06	$2.61	$2.30	$2.70
Less distributions declared to shareholders
From net realized gain on investments	$(0.85)	$—	$—	$—	$—
Net asset value, end of period (x)	$24.62	$24.47	$19.41	$16.80	$14.50
Total return (%) (r)(s)(t)(x)	4.18	26.07	15.54	15.86	22.88
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.30	1.33	1.55	1.45	1.52
Expenses after expense reductions (f)	1.29	1.32	1.54	1.45	1.52
Net investment loss	(0.60)	(0.58)	(0.70)	(1.08)	(0.61)
Portfolio turnover	43	38	54	68	106
Net assets at end of period (000 omitted)	$199,313	$171,020	$141,147	$143,595	$96,785
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.27	1.28	1.36	1.38	1.43

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$22.20	$17.75	$15.48	$13.45	$11.03
Income (loss) from investment operations
Net investment loss (d)	$(0.30)	$(0.27)	$(0.23)	$(0.27)	$(0.18)
Net realized and unrealized gain (loss) on investments and foreign currency	1.04	4.72	2.50	2.30	2.60
Total from investment operations	$0.74	$4.45	$2.27	$2.03	$2.42
Less distributions declared to shareholders
From net realized gain on investments	$(0.85)	$—	$—	$—	$—
Net asset value, end of period (x)	$22.09	$22.20	$17.75	$15.48	$13.45
Total return (%) (r)(s)(t)(x)	3.41	25.07	14.66	15.09	21.94
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.05	2.08	2.30	2.20	2.27
Expenses after expense reductions (f)	2.04	2.07	2.29	2.20	2.27
Net investment loss	(1.35)	(1.34)	(1.44)	(1.83)	(1.35)
Portfolio turnover	43	38	54	68	106
Net assets at end of period (000 omitted)	$18,791	$16,190	$13,009	$12,911	$11,365
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	2.02	2.03	2.12	2.13	2.18

See Notes to Financial Statements

21

Financial Highlights – continued

Class C	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$22.16	$17.71	$15.45	$13.43	$11.01
Income (loss) from investment operations
Net investment loss (d)	$(0.30)	$(0.28)	$(0.24)	$(0.27)	$(0.19)
Net realized and unrealized gain (loss) on investments and foreign currency	1.04	4.73	2.50	2.29	2.61
Total from investment operations	$0.74	$4.45	$2.26	$2.02	$2.42
Less distributions declared to shareholders
From net realized gain on investments	$(0.85)	$—	$—	$—	$—
Net asset value, end of period (x)	$22.05	$22.16	$17.71	$15.45	$13.43
Total return (%) (r)(s)(t)(x)	3.42	25.13	14.63	15.04	21.98
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.05	2.07	2.30	2.20	2.27
Expenses after expense reductions (f)	2.04	2.07	2.30	2.20	2.27
Net investment loss	(1.35)	(1.34)	(1.45)	(1.83)	(1.37)
Portfolio turnover	43	38	54	68	106
Net assets at end of period (000 omitted)	$43,037	$35,998	$25,026	$23,940	$19,251
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	2.02	2.03	2.12	2.13	2.18

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$25.69	$20.33	$17.56	$15.11	$12.26
Income (loss) from investment operations
Net investment loss (d)	$(0.09)	$(0.08)	$(0.08)	$(0.14)	$(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	1.21	5.44	2.85	2.59	2.91
Total from investment operations	$1.12	$5.36	$2.77	$2.45	$2.85
Less distributions declared to shareholders
From net realized gain on investments	$(0.85)	$—	$—	$—	$—
Net asset value, end of period (x)	$25.96	$25.69	$20.33	$17.56	$15.11
Total return (%) (r)(s)(x)	4.45	26.36	15.77	16.21	23.25
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.08	1.30	1.20	1.27
Expenses after expense reductions (f)	1.04	1.07	1.30	1.20	1.27
Net investment loss	(0.35)	(0.35)	(0.45)	(0.83)	(0.38)
Portfolio turnover	43	38	54	68	106
Net assets at end of period (000 omitted)	$56,619	$40,359	$30,615	$21,898	$10,833
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.02	1.04	1.12	1.12	1.18

See Notes to Financial Statements

23

Financial Highlights – continued

Class R1	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$22.12	$17.68	$15.42	$13.41	$10.99
Income (loss) from investment operations
Net investment loss (d)	$(0.30)	$(0.27)	$(0.23)	$(0.26)	$(0.19)
Net realized and unrealized gain (loss) on investments and foreign currency	1.04	4.71	2.49	2.27	2.61
Total from investment operations	$0.74	$4.44	$2.26	$2.01	$2.42
Less distributions declared to shareholders
From net realized gain on investments	$(0.85)	$—	$—	$—	$—
Net asset value, end of period (x)	$22.01	$22.12	$17.68	$15.42	$13.41
Total return (%) (r)(s)(x)	3.43	25.11	14.66	14.99	22.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.05	2.08	2.30	2.21	2.27
Expenses after expense reductions (f)	2.04	2.07	2.30	2.21	2.27
Net investment loss	(1.36)	(1.34)	(1.45)	(1.82)	(1.39)
Portfolio turnover	43	38	54	68	106
Net assets at end of period (000 omitted)	$2,516	$2,033	$1,542	$1,666	$1,831
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	2.02	2.04	2.12	2.13	2.18

See Notes to Financial Statements

24

Financial Highlights – continued

Class R2	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$23.70	$18.85	$16.36	$14.15	$11.54
Income (loss) from investment operations
Net investment loss (d)	$(0.20)	$(0.18)	$(0.16)	$(0.20)	$(0.12)
Net realized and unrealized gain (loss) on investments and foreign currency	1.11	5.03	2.65	2.41	2.73
Total from investment operations	$0.91	$4.85	$2.49	$2.21	$2.61
Less distributions declared to shareholders
From net realized gain on investments	$(0.85)	$—	$—	$—	$—
Net asset value, end of period (x)	$23.76	$23.70	$18.85	$16.36	$14.15
Total return (%) (r)(s)(x)	3.93	25.73	15.22	15.62	22.62
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	1.58	1.79	1.70	1.77
Expenses after expense reductions (f)	1.54	1.58	1.79	1.70	1.77
Net investment loss	(0.84)	(0.83)	(0.94)	(1.33)	(0.87)
Portfolio turnover	43	38	54	68	106
Net assets at end of period (000 omitted)	$14,946	$17,123	$15,890	$17,748	$15,911
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.52	1.54	1.62	1.63	1.68

See Notes to Financial Statements

25

Financial Highlights – continued

Class R3	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$24.46	$19.41	$16.80	$14.49	$11.79
Income (loss) from investment operations
Net investment loss (d)	$(0.15)	$(0.13)	$(0.12)	$(0.17)	$(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency	1.15	5.18	2.73	2.48	2.79
Total from investment operations	$1.00	$5.05	$2.61	$2.31	$2.70
Less distributions declared to shareholders
From net realized gain on investments	$(0.85)	$—	$—	$—	$—
Net asset value, end of period (x)	$24.61	$24.46	$19.41	$16.80	$14.49
Total return (%) (r)(s)(x)	4.18	26.02	15.54	15.94	22.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.30	1.33	1.55	1.45	1.52
Expenses after expense reductions (f)	1.29	1.32	1.55	1.45	1.52
Net investment loss	(0.60)	(0.59)	(0.70)	(1.08)	(0.63)
Portfolio turnover	43	38	54	68	106
Net assets at end of period (000 omitted)	$9,732	$10,626	$8,863	$8,720	$5,949
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.27	1.29	1.37	1.38	1.43

See Notes to Financial Statements

26

Financial Highlights – continued

Class R4	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$25.10	$19.86	$17.15	$14.76	$11.98
Income (loss) from investment operations
Net investment loss (d)	$(0.09)	$(0.08)	$(0.08)	$(0.14)	$(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	1.18	5.32	2.79	2.53	2.83
Total from investment operations	$1.09	$5.24	$2.71	$2.39	$2.78
Less distributions declared to shareholders
From net realized gain on investments	$(0.85)	$—	$—	$—	$—
Net asset value, end of period (x)	$25.34	$25.10	$19.86	$17.15	$14.76
Total return (%) (r)(s)(x)	4.44	26.38	15.80	16.19	23.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.07	1.29	1.20	1.26
Expenses after expense reductions (f)	1.04	1.07	1.29	1.20	1.26
Net investment loss	(0.37)	(0.34)	(0.45)	(0.84)	(0.32)
Portfolio turnover	43	38	54	68	106
Net assets at end of period (000 omitted)	$2,234	$1,403	$1,269	$823	$368
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.02	1.04	1.12	1.12	1.17

See Notes to Financial Statements

27

Financial Highlights – continued

Class R5	Years ended 8/31
	2015	2014	2013 (i)
Net asset value, beginning of period	$25.73	$20.34	$17.68
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.07)	$(0.07)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	1.22	5.46	2.70
Total from investment operations	$1.15	$5.39	$2.66
Less distributions declared to shareholders
From net realized gain on investments	$(0.85)	$—	$—
Net asset value, end of period (x)	$26.03	$25.73	$20.34
Total return (%) (r)(s)(x)	4.57	26.50	15.05	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.95	0.97	1.13	(a)
Expenses after expense reductions (f)	0.94	0.96	1.13	(a)
Net investment income (loss)	(0.27)	(0.28)	(0.35	)(a)
Portfolio turnover	43	38	54
Net assets at end of period (000 omitted)	$7,079	$2,429	$116
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.92	0.95	1.01	(a)

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class’s inception, January 2, 2013, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

28

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Technology Fund (the fund) is a non-diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the technology industry. Issuers in a single industry can react similarly to market, economic, political and regulatory conditions and developments.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

29

Notes to Financial Statements – continued

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The

30

Notes to Financial Statements – continued

adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are written options. The following is a summary of the levels used as of August 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$325,843,647	$192,390	$—	$326,036,037
Canada	3,422,497	—	—	3,422,497
Israel	3,380,635	—	—	3,380,635
United Kingdom	—	2,397,048	—	2,397,048
Netherlands	2,202,762	—	—	2,202,762
China	1,507,205	—	—	1,507,205
Mutual Funds	15,717,950	—	—	15,717,950
Total Investments	$352,074,697	$2,589,438	$—	$354,664,135
Short Sales	(1,622,771)	$—	$—	$(1,622,771)

Other Financial Instruments
Written Options	$(10,297)	$—	$—	$(10,297)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign

31

Notes to Financial Statements – continued

currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were written options, and purchased options. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at August 31, 2015 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Equity	Purchased Equity Options	$537,405	$—
Equity	Written Equity Options	—	(10,297)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended August 31, 2015 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)	Written Options
Equity	$197,145	$920,723

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended August 31, 2015 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)	Written Options
Equity	$(211,466)	$(2,028)

32

Notes to Financial Statements – continued

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Written Options – In exchange for a premium, the fund wrote call options on securities for which it anticipated the price would decline and also wrote put options on securities for which it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit

33

Notes to Financial Statements – continued

of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

The following table represents the written option activity in the fund during the year ended August 31, 2015:

	Number of contracts	Premiums received
Outstanding, beginning of period	936	$39,852
Options written	58,228	2,833,512
Options closed	(9,283)	(676,933)
Options exercised	(4,336)	(208,794)
Options expired	(45,291)	(1,971,935)
Outstanding, end of period	254	$15,702

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and,

34

Notes to Financial Statements – continued

where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended August 31, 2015, this expense amounted to $71,846. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan with a fair value of $71,846 and a related liability of $77,711 for cash collateral received on securities loaned, both of which are presented gross in the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business,

35

Notes to Financial Statements – continued

the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended August 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

36

Notes to Financial Statements – continued

Book/tax differences primarily relate to wash sale loss deferrals, straddle loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	8/31/15	8/31/14
Ordinary income (including any short-term capital gains)	$260,665	$—
Long-term capital gains	10,649,154	—
Total distributions	$10,909,819	$—

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/15
Cost of investments	$260,926,622
Gross appreciation	99,990,106
Gross depreciation	(6,252,593)
Net unrealized appreciation (depreciation)	$93,737,513
Undistributed long-term capital gain	17,115,730
Post-October capital loss deferral	(200,566)
Late year ordinary loss deferral	(1,261,459)
Other temporary differences	(2,114,707)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net realized gain on investments
	Year ended 8/31/15	Year ended 8/31/14
Class A	$6,168,353	$—
Class B	639,077	—
Class C	1,427,980	—
Class I	1,439,815	—
Class R1	76,932	—
Class R2	619,660	—
Class R3	328,090	—
Class R4	92,251	—
Class R5	117,661	—
Total	$10,909,819	$—

37

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2015, this management fee reduction amounted to $21,486, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2015, was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $115,163 for the year ended August 31, 2015, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$470,951
Class B	0.75%	0.25%	1.00%	1.00%	177,671
Class C	0.75%	0.25%	1.00%	1.00%	399,295
Class R1	0.75%	0.25%	1.00%	1.00%	22,824
Class R2	0.25%	0.25%	0.50%	0.50%	85,188
Class R3	—	0.25%	0.25%	0.25%	25,622
Total Distribution and Service Fees					$1,181,551

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2015 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2015, this rebate amounted to $9,804, $198, and $320 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

38

Notes to Financial Statements – continued

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2015, were as follows:

Amount
Class A	$1,081
Class B	16,012
Class C	5,781

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2015, the fee was $127,112, which equated to 0.0384% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended August 31, 2015, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $428,860.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2015 was equivalent to an annual effective rate of 0.0188% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $186 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended August 31, 2015. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $940 at August 31, 2015, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

39

Notes to Financial Statements – continued

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into a service agreement (the Compliance Officer Agreement) which provided for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. For the year ended August 31, 2015, the aggregate fees paid by the fund under these agreements were $1,201 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreement in the amount of $99, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On September 11, 2013, MFS redeemed 13,238 shares of Class R4 for an aggregate amount of $274,821.

(4) Portfolio Securities

For the year ended August 31, 2015, purchases and sales of investments, other than purchased option transactions, short sales, and short-term obligations, aggregated $177,853,091 and $137,020,611, respectively.

40

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/15		Year ended 8/31/14
	Shares	Amount	Shares	Amount
Shares sold
Class A	2,241,507	$55,525,093	1,925,678	$43,258,626
Class B	247,401	5,526,117	156,272	3,221,334
Class C	500,699	11,142,225	437,949	9,054,054
Class I	1,143,006	29,588,966	684,731	16,296,362
Class R1	48,003	1,060,935	58,654	1,191,202
Class R2	176,978	4,207,508	268,302	5,825,941
Class R3	124,472	3,073,906	185,343	4,130,801
Class R4	77,437	1,980,406	36,448	830,516
Class R5	205,623	5,378,549	97,026	2,314,761
	4,765,126	$117,483,705	3,850,403	$86,123,597

Shares issued to shareholders in reinvestment of distributions
Class A	247,815	$5,935,159	—	$—
Class B	28,581	617,360	—	—
Class C	55,394	1,194,300	—	—
Class I	40,833	1,028,984	—	—
Class R1	3,575	76,932	—	—
Class R2	26,342	609,819	—	—
Class R3	13,705	328,090	—	—
Class R4	3,750	92,251	—	—
Class R5	4,660	117,661	—	—
	424,655	$10,000,556	—	$—

Shares reacquired
Class A	(1,384,224)	$(34,114,765)	(2,207,242)	$(49,633,349)
Class B	(154,582)	(3,449,270)	(160,079)	(3,283,048)
Class C	(228,706)	(5,110,461)	(226,224)	(4,601,607)
Class I	(573,781)	(14,838,971)	(619,451)	(14,855,590)
Class R1	(29,169)	(651,327)	(53,964)	(1,115,740)
Class R2	(296,804)	(7,132,965)	(388,747)	(8,456,797)
Class R3	(177,203)	(4,403,786)	(207,625)	(4,585,001)
Class R4	(48,919)	(1,259,257)	(44,430)	(988,142)
Class R5	(32,669)	(853,800)	(8,330)	(205,613)
	(2,926,057)	$(71,814,602)	(3,916,092)	$(87,724,887)

41

Notes to Financial Statements – continued

	Year ended 8/31/15		Year ended 8/31/14
	Shares	Amount	Shares	Amount
Net change
Class A	1,105,098	$27,345,487	(281,564)	$(6,374,723)
Class B	121,400	2,694,207	(3,807)	(61,714)
Class C	327,387	7,226,064	211,725	4,452,447
Class I	610,058	15,778,979	65,280	1,440,772
Class R1	22,409	486,540	4,690	75,462
Class R2	(93,484)	(2,315,638)	(120,445)	(2,630,856)
Class R3	(39,026)	(1,001,790)	(22,282)	(454,200)
Class R4	32,268	813,400	(7,982)	(157,626)
Class R5	177,614	4,642,410	88,696	2,109,148
	2,263,724	$55,669,659	(65,689)	$(1,601,290)

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2015, the fund’s commitment fee and interest expense were $1,078 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	11,677,042	94,398,613	(90,435,416)	15,640,239

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$10,799	$15,640,239

42

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and Shareholders of

MFS Technology Fund:

We have audited the accompanying statement of assets and liabilities of MFS Technology Fund (the Fund) (one of the series constituting MFS Series Trust I), including the portfolio of investments, as of August 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Technology Fund (one of the series constituting MFS Series Trust I) at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 15, 2015

43

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director
John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies, Director; Dycom Industries, Inc.
Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Susan S. Newton (k) (age 65)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A
Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

46

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

47

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of October 1, 2015, the Trustees served as board members of 138 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager
Matthew Sabel

48

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

49

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

50

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including

51

Board Review of Investment Advisory Agreement – continued

any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

52

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $13,643,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

53

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

54

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

55

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2015

MFS® U.S. GOVERNMENT

CASH RESERVE FUND

LMM-ANN

MFS® U.S. GOVERNMENT CASH RESERVE FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

The U.S. economy bounced back after another harsh winter curtailed domestic consumption. Despite strengthening labor and housing markets, however, a stronger U.S. dollar and weak overseas demand have held back corporate earnings.

China’s economic growth continues to slow, raising concerns and adding to global market volatility. Commodity exporters, including Australia and Canada, have been hurt by weaker Chinese demand. Global oil markets remain oversupplied, putting pressure on crude oil and gasoline prices.

In Europe, concerns about a potential Greek debt default have faded, and the eurozone’s economy is expanding mildly. Hopes for a more robust regionwide recovery rest on the European Central Bank’s quantitative easing program.

The world’s financial markets have become increasingly complex in recent years. Now, more than ever, it is important to understand companies on a global basis. At MFS®, we believe our integrated research platform, collaborative culture, active risk management process and long-term focus give us a research advantage.

As investors, we aim to add long-term value. We believe this approach will serve you well as you work with your financial advisor to reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

October 15, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (u)

Composition including fixed income credit quality (a)(u)
A-1+	15.8%
A-1	84.0%
Not Rated	0.0%
Other Assets Less Liabilities	0.2%

Maturity breakdown (u)
0 - 7 days	25.2%
8 - 29 days	51.8%
30 - 59 days	16.0%
60 - 89 days	2.7%
90 - 365 days	4.1%
Other Assets Less Liabilities	0.2%

(a)	Ratings are assigned to portfolio securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P scale. All ratings are subject to change. The fund is not rated by these agencies.
(u)	For purposes of this presentation, accrued interest, where applicable, is included.

Percentages are based on net assets as of 8/31/15.

The portfolio is actively managed and current holdings may be different.

2

PERFORMANCE SUMMARY THROUGH 8/31/15

Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Although the fund seeks to preserve the value of your investment at $1.00 per share, you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Share Class	Inception	1-Year Total Return (without sales charge) (w)	Current 7-day yield
A	9/07/93	0.00%	0.00%
B	12/29/86	0.00%	0.00%
C	4/01/96	0.00%	0.00%
R1	4/01/05	0.00%	0.00%
R2	4/01/05	0.00%	0.00%
R3	4/01/05	0.00%	0.00%
R4	4/01/05	0.00%	0.00%
529A	7/31/02	0.00%	0.00%
529B	7/31/02	0.00%	0.00%
529C	7/31/02	0.00%	0.00%

			1-Year Total Return
B With CDSC (Declining over six years from 4% to 0%) (v)			(4.00)%
C With CDSC (1% for 12 months) (v)			(1.00)%
529B With CDSC (Declining over six years from 4% to 0%) (v)			(4.00)%
529C With CDSC (1% for 12 months) (v)			(1.00)%

CDSC – Contingent Deferred Sales Charge.

Class R1, R2, R3, R4 and 529A shares do not have a sales charge. Certain Class A shares acquired through an exchange may be subject to a CDSC upon redemption depending on when the shares exchanged were originally purchased.

(v)	Assuming redemption at the end of the applicable period.
(w)	Total return was less than 0.01%.

3

Performance Summary – continued

Yields quoted are based on the latest seven days ended as of August 31, 2015, with dividends annualized. The yield quotations more closely reflect the current earnings of the fund than the total return quotations. Shares of the fund can be purchased at net asset value without a sales charge.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Performance results reflect any applicable expense subsidies, waivers and adjustments in effect during the periods shown. Subsidies and fee waivers may be imposed to enhance a fund’s yield or to avoid a negative yield during periods when the fund’s operating expenses have a significant impact on the fund’s yield due to lower interest rates. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gain distributions.

4

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2015 through August 31, 2015

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2015 through August 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/15	Ending Account Value 8/31/15	Expenses Paid During Period (p) 3/01/15-8/31/15
A	Actual	0.07%	$1,000.00	$1,000.00	$0.35
	Hypothetical (h)	0.07%	$1,000.00	$1,024.85	$0.36
B	Actual	0.07%	$1,000.00	$1,000.00	$0.35
	Hypothetical (h)	0.07%	$1,000.00	$1,024.85	$0.36
C	Actual	0.07%	$1,000.00	$1,000.00	$0.35
	Hypothetical (h)	0.07%	$1,000.00	$1,024.85	$0.36
R1	Actual	0.07%	$1,000.00	$1,000.00	$0.35
	Hypothetical (h)	0.07%	$1,000.00	$1,024.85	$0.36
R2	Actual	0.07%	$1,000.00	$1,000.00	$0.35
	Hypothetical (h)	0.07%	$1,000.00	$1,024.85	$0.36
R3	Actual	0.07%	$1,000.00	$1,000.00	$0.35
	Hypothetical (h)	0.07%	$1,000.00	$1,024.85	$0.36
R4	Actual	0.07%	$1,000.00	$1,000.00	$0.35
	Hypothetical (h)	0.07%	$1,000.00	$1,024.85	$0.36
529A	Actual	0.07%	$1,000.00	$1,000.00	$0.35
	Hypothetical (h)	0.07%	$1,000.00	$1,024.85	$0.36
529B	Actual	0.07%	$1,000.00	$1,000.00	$0.35
	Hypothetical (h)	0.07%	$1,000.00	$1,024.85	$0.36
529C	Actual	0.07%	$1,000.00	$1,000.00	$0.35
	Hypothetical (h)	0.07%	$1,000.00	$1,024.85	$0.36

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

As more fully disclosed in footnote 3 to the financial statements, the expense ratios reported above include additional expense reductions to avoid a negative yield.

6

PORTFOLIO OF INVESTMENTS

8/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

U.S. Government Agencies and Equivalents (y) - 99.8%
Issuer	Shares/Par	Value ($)
Fannie Mae, 0.05%, due 9/02/15	$6,185,000	$6,184,992
Federal Home Loan Bank, 0.06%, due 9/01/15	1,800,000	1,800,000
Federal Home Loan Bank, 0.06%, due 9/02/15	20,691,000	20,690,965
Federal Home Loan Bank, 0.06%, due 9/03/15	1,000,000	999,997
Federal Home Loan Bank, 0.06%, due 9/04/15	29,235,000	29,234,852
Federal Home Loan Bank, 0.05%, due 9/09/15	30,603,000	30,602,655
Federal Home Loan Bank, 0.07%, due 9/11/15	24,276,000	24,275,568
Federal Home Loan Bank, 0.06%, due 9/16/15	25,505,000	25,504,323
Federal Home Loan Bank, 0.07%, due 9/18/15	30,863,000	30,861,951
Federal Home Loan Bank, 0.06%, due 9/22/15	12,210,000	12,209,580
Federal Home Loan Bank, 0.06%, due 9/24/15	11,500,000	11,499,596
Federal Home Loan Bank, 0.07%, due 10/01/15	2,995,000	2,994,825
Federal Home Loan Bank, 0.07%, due 10/02/15	7,000,000	6,999,572
Federal Home Loan Bank, 0.12%, due 10/09/15	5,625,000	5,624,315
Federal Home Loan Bank, 0.11%, due 10/14/15	2,000,000	1,999,737
Federal Home Loan Bank, 0.16%, due 10/16/15	12,210,000	12,207,665
Federal Home Loan Bank, 0.14%, due 10/21/15	14,615,000	14,612,140
Federal Home Loan Bank, 0.12%, due 11/04/15	2,000,000	1,999,573
Freddie Mac, 0.04%, due 9/08/15	8,635,000	8,634,933
Freddie Mac, 0.05%, due 9/09/15	12,765,000	12,764,858
Freddie Mac, 0.07%, due 9/29/15	3,939,000	3,938,786
U.S. Treasury Bill, 0.04%, due 9/03/15	12,200,000	12,199,973
U.S. Treasury Bill, 0.04%, due 9/17/15	12,190,000	12,189,810
U.S. Treasury Bill, 0.13%, due 10/01/15	6,000,000	5,999,375
U.S. Treasury Bill, 0.08%, due 11/05/15	6,667,000	6,666,097
U.S. Treasury Bill, 0.275%, due 1/07/16	13,060,000	13,047,230
Total U.S. Government Agencies and Equivalents, at Amortized Cost and Value		$315,743,368

Other Assets, Less Liabilities - 0.2%		709,855
Net Assets - 100.0%		$316,453,223

(y)	The rate shown represents an annualized yield at time of purchase.

See Notes to Financial Statements

7

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/15

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments, at amortized cost and value	$315,743,368
Cash	952
Receivable for fund shares sold	1,537,016
Receivable from investment adviser and distributor	87,624
Other assets	495
Total assets	$317,369,455
Liabilities
Payable for fund shares reacquired	$708,777
Payable to affiliate for shareholder servicing costs	139,687
Payable for independent Trustees’ compensation	9,624
Accrued expenses and other liabilities	58,144
Total liabilities	$916,232
Net assets	$316,453,223
Net assets consist of
Paid-in capital	$316,670,216
Accumulated net realized gain (loss) on investments	(207,379)
Accumulated net investment loss	(9,614)
Net assets	$316,453,223
Shares of beneficial interest outstanding	316,683,225

8

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share
Class A	$122,085,486	122,171,909	$1.00
Class B	18,830,649	18,846,836	1.00
Class C	42,522,272	42,552,537	1.00
Class R1	14,362,725	14,373,327	1.00
Class R2	53,057,934	53,096,755	1.00
Class R3	44,871,977	44,905,337	1.00
Class R4	3,033,517	3,035,735	1.00
Class 529A	11,383,043	11,390,785	1.00
Class 529B	439,556	439,929	1.00
Class 529C	5,866,064	5,870,075	1.00

A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes R1, R2, R3, R4, and 529A.

See Notes to Financial Statements

9

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/15

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Interest income	$214,549
Expenses
Management fee	$1,275,813
Distribution and service fees	1,552,729
Program manager fees	17,374
Shareholder servicing costs	563,309
Administrative services fee	60,328
Independent Trustees’ compensation	10,464
Custodian fee	35,705
Shareholder communications	32,258
Audit and tax fees	35,714
Legal fees	4,615
Miscellaneous	125,458
Total expenses	$3,713,767
Fees paid indirectly	(256)
Reduction of expenses by investment adviser and distributor	(3,498,962)
Net expenses	$214,549
Net investment income	$0
Net realized gain (loss) on investments	$2
Change in net assets from operations	$2

See Notes to Financial Statements

10

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2015	2014
Change in net assets
From operations
Net investment income	$0	$0
Net realized gain (loss) on investments	2	315
Change in net assets from operations	$2	$315
Change in net assets from fund share transactions	$(25,712,680)	$(70,967,905)
Total change in net assets	$(25,712,678)	$(70,967,590)
Net assets
At beginning of period	342,165,901	413,133,491
At end of period (including accumulated net investment loss of $9,614 and $12,622, respectively)	$316,453,223	$342,165,901

See Notes to Financial Statements

11

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2015		2014		2013	2012	2011
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00		$0.00		$0.00	$0.00	$0.00	(w)
Net realized and unrealized gain (loss) on investments	0.00	(w)	0.00	(w)	—	—	(0.00	)(w)
Total from investment operations	$0.00	(w)	$0.00	(w)	$0.00	$0.00	$0.00	(w)
Less distributions declared to shareholders
From net investment income	$—		$—		$—	$—	$(0.00	)(w)
From tax return of capital	—		—		—	—	(0.00	)(w)
Total distributions declared to shareholders	$—		$—		$—	$—	$(0.00	)(w)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00
Total return (%) (r)(t)	0.00	(w)	0.00	(w)	0.00	0.00	0.00	(w)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92		0.90		0.93	0.93	0.94
Expenses after expense reductions (f)	0.07		0.09		0.15	0.13	0.20
Net investment income	0.00		0.00		0.00	0.00	0.00	(w)
Net assets at end of period (000 omitted)	$122,085		$124,550		$145,062	$126,283	$153,634
See Notes to Financial Statements

12

Financial Highlights – continued

Class B	Years ended 8/31
	2015		2014		2013	2012	2011
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00		$0.00		$0.00	$0.00	$0.00	(w)
Net realized and unrealized gain (loss) on investments	0.00	(w)	0.00	(w)	—	—	(0.00	)(w)
Total from investment operations	$0.00	(w)	$0.00	(w)	$0.00	$0.00	$(0.00	)(w)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00
Total return (%) (r)(t)	0.00	(w)	0.00	(w)	0.00	0.00	0.00	(w)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67		1.65		1.68	1.68	1.69
Expenses after expense reductions (f)	0.07		0.10		0.15	0.12	0.20
Net investment income	0.00		0.00		0.00	0.00	0.00	(w)
Net assets at end of period (000 omitted)	$18,831		$22,982		$30,833	$35,098	$50,379

Class C	Years ended 8/31
	2015		2014		2013	2012	2011
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00		$0.00		$0.00	$0.00	$0.00
Net realized and unrealized gain (loss) on investments	0.00	(w)	0.00	(w)	—	—	(0.00	)(w)
Total from investment operations	$0.00	(w)	$0.00	(w)	$0.00	$0.00	$(0.00	)(w)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00
Total return (%) (r)(t)	0.00	(w)	0.00	(w)	0.00	0.00	0.00	(w)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67		1.65		1.68	1.68	1.69
Expenses after expense reductions (f)	0.07		0.10		0.15	0.13	0.20
Net investment income	0.00		0.00		0.00	0.00	0.00
Net assets at end of period (000 omitted)	$42,522		$45,662		$58,363	$49,851	$61,943

See Notes to Financial Statements

13

Financial Highlights – continued

Class R1	Years ended 8/31
	2015		2014		2013	2012	2011
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00		$0.00		$0.00	$0.00	$0.00
Net realized and unrealized gain (loss) on investments	0.00	(w)	0.00	(w)	—	—	(0.00	)(w)
Total from investment operations	$0.00	(w)	$0.00	(w)	$0.00	$0.00	$(0.00	)(w)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00
Total return (%) (r)	0.00	(w)	0.00	(w)	0.00	0.00	0.00	(w)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67		1.65		1.68	1.68	1.69
Expenses after expense reductions (f)	0.07		0.09		0.15	0.13	0.20
Net investment income	0.00		0.00		0.00	0.00	0.00
Net assets at end of period (000 omitted)	$14,363		$16,819		$21,080	$24,361	$28,705

Class R2	Years ended 8/31
	2015		2014		2013	2012	2011
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00		$0.00		$0.00	$0.00	$0.00
Net realized and unrealized gain (loss) on investments	0.00	(w)	0.00	(w)	—	—	(0.00	)(w)
Total from investment operations	$0.00	(w)	$0.00	(w)	$0.00	$0.00	$(0.00	)(w)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00
Total return (%) (r)	0.00	(w)	0.00	(w)	0.00	0.00	0.00	(w)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.17		1.15		1.18	1.18	1.19
Expenses after expense reductions (f)	0.07		0.09		0.15	0.13	0.20
Net investment income	0.00		0.00		0.00	0.00	0.00
Net assets at end of period (000 omitted)	$53,058		$57,634		$74,406	$83,723	$104,130

See Notes to Financial Statements

14

Financial Highlights – continued

Class R3	Years ended 8/31
	2015		2014		2013	2012	2011
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00		$0.00		$0.00	$0.00	$0.00
Net realized and unrealized gain (loss) on investments	0.00	(w)	0.00	(w)	—	—	(0.00	)(w)
Total from investment operations	$0.00	(w)	$0.00	(w)	$0.00	$0.00	$(0.00	)(w)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00
Total return (%) (r)	0.00	(w)	0.00	(w)	0.00	0.00	0.00	(w)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92		0.90		0.93	0.93	0.94
Expenses after expense reductions (f)	0.07		0.09		0.15	0.13	0.20
Net investment income	0.00		0.00		0.00	0.00	0.00
Net assets at end of period (000 omitted)	$44,872		$53,916		$64,925	$79,029	$85,602

Class R4	Years ended 8/31
	2015		2014		2013	2012	2011
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00		$0.00		$0.00	$0.00	$0.00	(w)
Net realized and unrealized gain (loss) on investments	0.00	(w)	0.00	(w)	—	—	(0.00	)(w)
Total from investment operations	$0.00	(w)	$0.00	(w)	$0.00	$0.00	$0.00	(w)
From net investment income	$—		$—		$—	$—	$(0.00	)(w)
From tax return of capital	—		—		—	—	(0.00	)(w)
Total distributions declared to shareholders	$—		$—		$—	$—	$(0.00	)(w)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00
Total return (%) (r)	0.00	(w)	0.00	(w)	0.00	0.00	0.00	(w)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.67		0.65		0.68	0.69	0.69
Expenses after expense reductions (f)	0.07		0.09		0.15	0.12	0.20
Net investment income	0.00		0.00		0.00	0.00	0.00	(w)
Net assets at end of period (000 omitted)	$3,034		$2,907		$820	$810	$5,743

See Notes to Financial Statements

15

Financial Highlights – continued

Class 529A	Years ended 8/31
	2015		2014		2013	2012	2011
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00		$0.00		$0.00	$0.00	$0.00
Net realized and unrealized gain (loss) on investments	0.00	(w)	0.00	(w)	—	—	(0.00	)(w)
Total from investment operations	$0.00	(w)	$0.00	(w)	$0.00	$0.00	$(0.00	)(w)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00
Total return (%) (r)	0.00	(w)	0.00	(w)	0.00	0.00	0.00	(w)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02		1.00		1.03	1.03	1.04
Expenses after expense reductions (f)	0.07		0.09		0.15	0.13	0.20
Net investment income	0.00		0.00		0.00	0.00	0.00
Net assets at end of period (000 omitted)	$11,383		$10,927		$10,897	$10,330	$9,710

Class 529B	Years ended 8/31
	2015		2014		2013	2012	2011
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00		$0.00		$0.00	$0.00	$0.00
Net realized and unrealized gain (loss) on investments	0.00	(w)	0.00	(w)	—	—	(0.00	)(w)
Total from investment operations	$0.00	(w)	$0.00	(w)	$0.00	$0.00	$(0.00	)(w)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00
Total return (%) (r)(t)	0.00	(w)	0.00	(w)	0.00	0.00	0.00	(w)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.77		1.75		1.78	1.78	1.79
Expenses after expense reductions (f)	0.07		0.10		0.15	0.12	0.20
Net investment income	0.00		0.00		0.00	0.00	0.00
Net assets at end of period (000 omitted)	$440		$531		$676	$665	$1,073

See Notes to Financial Statements

16

Financial Highlights – continued

Class 529C	Years ended 8/31
	2015		2014		2013	2012	2011
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00		$0.00		$0.00	$0.00	$0.00
Net realized and unrealized gain (loss) on investments	0.00	(w)	0.00	(w)	—	—	(0.00	)(w)
Total from investment operations	$0.00	(w)	$0.00	(w)	$0.00	$0.00	$(0.00	)(w)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00
Total return (%) (r)(t)	0.00	(w)	0.00	(w)	0.00	0.00	0.00	(w)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.77		1.75		1.78	1.78	1.79
Expenses after expense reductions (f)	0.07		0.09		0.15	0.13	0.20
Net investment income	0.00		0.00		0.00	0.00	0.00
Net assets at end of period (000 omitted)	$5,866		$6,240		$6,072	$5,020	$5,525

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.

See Notes to Financial Statements

17

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS U.S. Government Cash Reserve Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Pursuant to procedures approved by the Board of Trustees, investments held by the fund are generally valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as

18

Notes to Financial Statements – continued

adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Short Term Securities	$—	$315,743,368	$—	$315,743,368

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund enters into repurchase agreements under the terms of Master Repurchase Agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. Upon an event of default under a Master Repurchase Agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the Master Repurchase Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.

19

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended August 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the year ended August 31, 2015, there were no significant adjustments due to differences between book and tax accounting.

The fund declared no distributions for the years ended August 31, 2015 and August 31, 2014.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/15
Cost of investments	$315,743,368
Capital loss carryforwards	(207,379)
Other temporary differences	(9,614)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after August 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

20

Notes to Financial Statements – continued

As of August 31, 2015, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

8/31/16	$(22,989)
8/31/17	(184,390)
Total	$(207,379)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.

During the year ended August 31, 2015, MFS voluntarily waived receipt of $1,255,272 of the fund’s management fee in order to avoid a negative yield. This amount, for the year ended August 31, 2015, is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2015, this management fee reduction amounted to $20,541, which is included in the reduction of total expenses in the Statement of Operations. For the year ended August 31, 2015, these waivers had the effect of reducing the management fee by 0.40% of average daily net assets on an annualized basis. The management fee incurred for the year ended August 31, 2015 was equivalent to an annual effective rate of 0.00% of the fund’s average daily net assets.

In order to avoid a negative yield for the year ended August 31, 2015, MFS voluntarily agreed to reduce certain other expenses in the amount of $652,932, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

21

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.00%	$294,895
Class B	0.75%	0.25%	1.00%	0.00%	200,281
Class C	0.75%	0.25%	1.00%	0.00%	406,024
Class R1	0.75%	0.25%	1.00%	0.00%	159,250
Class R2	0.25%	0.25%	0.50%	0.00%	280,414
Class R3	—	0.25%	0.25%	0.00%	120,160
Class 529A	—	0.25%	0.25%	0.00%	27,345
Class 529B	0.75%	0.25%	1.00%	0.00%	5,141
Class 529C	0.75%	0.25%	1.00%	0.00%	59,219
Total Distribution and Service Fees					$1,552,729

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2015 based on each class’s average daily net assets. MFD has agreed in writing to waive the Class A and Class 529A service fee. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least December 31, 2016. These reductions, for the year ended August 31, 2015, for Class A and Class 529A amounted to $294,895 and $27,345, respectively, and are included in the reduction of total expenses in the Statement of Operations. During the year ended August 31, 2015, MFD also voluntarily waived a receipt of $1,230,489 of the fund’s distribution and service fees to ensure the fund avoids a negative yield for Class B, Class C, Class R1, Class R2, Class R3, Class 529B, and Class 529C shares. This amount is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares acquired through an exchange may be subject to a contingent deferred sales charge (CDSC) upon redemption depending on when the shares exchanged were originally purchased. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2015, were as follows:

Amount
Class A	$133
Class B	70,706
Class C	9,045
Class 529B	134
Class 529C	160

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to

22

Notes to Financial Statements – continued

0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on December 31, 2016, unless MFD elects to extend the waiver. For the year ended August 31, 2015, this waiver amounted to $8,687 and is included in the reduction of total expenses in the Statement of Operations. In addition, MFS voluntarily waived receipt of $8,687 of the fund’s program manager fees in order to avoid a negative yield for Class 529A, Class 529B, and Class 529C shares. This amount, for the year ended August 31, 2015, is included in the reduction of total expenses in the Statement of Operations. This voluntary waiver had the effect of reducing the program manager fee by 0.05% of average daily net assets attributable to Class 529A, Class 529B, and Class 529C shares on an annualized basis. The program manager fee incurred for the year ended August 31, 2015 was equivalent to an annual effective rate of 0.00% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended August 31, 2015, were as follows:

	Fee	Waiver
Class 529A	$10,938	$10,938
Class 529B	514	514
Class 529C	5,922	5,922
Total Program Manager Fees and Waivers	$17,374	$17,374

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2015, the fee was $196,010, which equated to 0.0615% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2015, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $367,299.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2015 was equivalent to an annual effective rate of 0.0189% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the

23

Notes to Financial Statements – continued

investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $1,061 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended August 31, 2015. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $9,614 at August 31, 2015, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into a service agreement (the Compliance Officer Agreement) which provided for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. For the year ended August 31, 2015, the aggregate fees paid by the fund under these agreements were $1,236 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreement in the amount of $114, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and ISO.

On October 9, 2013, MFS purchased 2,600,000 shares of Class R4 for an aggregate amount of $2,600,000. At August 31, 2015, MFS held approximately 86% of the outstanding shares of Class R4.

24

Notes to Financial Statements – continued

(4) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/15		Year ended 8/31/14
	Shares	Amount	Shares	Amount
Shares sold
Class A	55,042,333	$55,042,338	68,204,993	$68,204,998
Class B	10,732,142	10,732,143	10,789,946	10,789,945
Class C	29,557,580	29,557,580	34,883,605	34,883,605
Class R1	5,049,453	5,049,453	5,104,049	5,104,049
Class R2	16,809,554	16,809,552	14,432,020	14,432,021
Class R3	14,573,386	14,573,387	25,816,000	25,816,000
Class R4	387,453	387,453	2,901,681	2,901,681
Class 529A	4,984,710	4,984,710	4,546,774	4,546,774
Class 529B	225,018	225,018	329,642	329,642
Class 529C	2,747,481	2,747,481	3,360,364	3,360,364
	140,109,110	$140,109,115	170,369,074	$170,369,079

Shares reacquired
Class A	(57,491,363)	$(57,491,364)	(88,717,004)	$(88,717,004)
Class B	(14,914,029)	(14,914,033)	(18,641,374)	(18,641,379)
Class C	(32,696,325)	(32,696,325)	(47,585,499)	(47,585,499)
Class R1	(7,504,462)	(7,504,462)	(9,365,466)	(9,365,466)
Class R2	(21,383,600)	(21,383,600)	(31,204,212)	(31,204,212)
Class R3	(23,614,789)	(23,614,789)	(36,824,742)	(36,824,742)
Class R4	(260,421)	(260,421)	(814,201)	(814,201)
Class 529A	(4,522,264)	(4,522,264)	(4,517,477)	(4,517,477)
Class 529B	(316,097)	(316,098)	(474,489)	(474,490)
Class 529C	(3,118,439)	(3,118,439)	(3,192,514)	(3,192,514)
	(165,821,789)	$(165,821,795)	(241,336,978)	$(241,336,984)

Net change
Class A	(2,449,030)	$(2,449,026)	(20,512,011)	$(20,512,006)
Class B	(4,181,887)	(4,181,890)	(7,851,428)	(7,851,434)
Class C	(3,138,745)	(3,138,745)	(12,701,894)	(12,701,894)
Class R1	(2,455,009)	(2,455,009)	(4,261,417)	(4,261,417)
Class R2	(4,574,046)	(4,574,048)	(16,772,192)	(16,772,191)
Class R3	(9,041,403)	(9,041,402)	(11,008,742)	(11,008,742)
Class R4	127,032	127,032	2,087,480	2,087,480
Class 529A	462,446	462,446	29,297	29,297
Class 529B	(91,079)	(91,080)	(144,847)	(144,848)
Class 529C	(370,958)	(370,958)	167,850	167,850
	(25,712,679)	$(25,712,680)	(70,967,904)	$(70,967,905)

25

Notes to Financial Statements – continued

(5) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2015, the fund’s commitment fee and interest expense were $1,115 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and the Shareholders of MFS U.S. Government Cash Reserve Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS U.S. Government Cash Reserve Fund (one of the series of MFS Series Trust I) (the “Fund”) as of August 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS U.S. Government Cash Reserve Fund as of August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 15, 2015

27

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

28

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director
John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies, Director; Dycom Industries, Inc.
Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

29

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Susan S. Newton (k) (age 65)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A
Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

30

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

31

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of October 1, 2015, the Trustees served as board members of 138 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager
Edward O’Dette

32

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

33

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for each of the one- and five-year periods ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. In addition, the Trustees noted the market conditions affecting all money market funds, in particular the low interest rate environment, and MFS’ voluntary waiver of its fees to ensure that the Fund avoids a negative yield. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS Fund Distributors, Inc. (“MFD”), an affiliate of MFS, currently observes a Class A 12b-1 fee waiver, which may not be changed without the Trustees’ approval. The Trustees also considered that, according

34

Board Review of Investment Advisory Agreement – continued

to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median, and the Fund’s total expense ratio was lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account the relatively small size of the Fund and that the Fund’s effective advisory fee rate was approximately at the Lipper expense group median described above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the group fee waiver was sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

35

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFD. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

36

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016.

37

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

38

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

39

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2015

MFS® VALUE FUND

EIF-ANN

MFS® VALUE FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

The U.S. economy bounced back after another harsh winter curtailed domestic consumption. Despite strengthening labor and housing markets, however, a stronger U.S. dollar and weak overseas demand have held back corporate earnings.

China’s economic growth continues to slow, raising concerns and adding to global market volatility. Commodity exporters, including Australia and Canada, have been hurt by weaker Chinese demand. Global oil markets remain oversupplied, putting pressure on crude oil and gasoline prices.

In Europe, concerns about a potential Greek debt default have faded, and the eurozone’s economy is expanding mildly. Hopes for a more robust regionwide recovery rest on the European Central Bank’s quantitative easing program.

The world’s financial markets have become increasingly complex in recent years. Now, more than ever, it is important to understand companies on a global basis. At MFS®, we believe our integrated research platform, collaborative culture, active risk management process and long-term focus give us a research advantage.

As investors, we aim to add long-term value. We believe this approach will serve you well as you work with your financial advisor to reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

October 15, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
JPMorgan Chase & Co.	4.6%
Wells Fargo & Co.	3.3%
Johnson & Johnson	3.3%
Philip Morris International, Inc.	3.2%
Accenture PLC, “A”	2.6%
Pfizer, Inc.	2.6%
Goldman Sachs Group, Inc.	2.0%
Honeywell International, Inc.	1.9%
Medtronic PLC	1.9%
Lockheed Martin Corp.	1.9%

Equity sectors
Financial Services	26.8%
Health Care	14.0%
Industrial Goods & Services	11.5%
Consumer Staples	10.9%
Leisure	5.2%
Energy	5.2%
Basic Materials	4.8%
Special Products & Services	4.4%
Retailing	3.8%
Technology	3.7%
Utilities & Communications	3.1%
Transportation	2.3%
Autos & Housing	2.1%

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and the Notes to Financial Statements for additional information related to certain risks associated with assets included in “Other”.

Percentages are based on net assets as of 8/31/15.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of results

For the twelve months ended August 31, 2015, Class A shares of the MFS Value Fund (“fund”) provided a total return of 0.68%, at net asset value. This compares with a return of –3.48% for the fund’s benchmark, the Russell 1000 Value Index.

Market Environment

A generally risk-friendly environment prevailed in the first half of the period and any market setbacks, triggered by global growth concerns, were short-lived as central banks responded and kept monetary policy accommodative. For example, the US tempered rate hike expectations while Japan, Europe and China provided fresh stimulus measures which ultimately supported risk assets. Early in the second half of the period, the European Central Bank cut policy interest rates and announced non-conventional easing measures, pushing yields on a significant portion of eurozone sovereign bonds deeper into negative territory, a notable highlight amid a mini-wave of global easing due to declining inflation and inflation expectations. However, the environment supporting risk began to break down in the latter phases of the period, with both US investment grade and high yield corporate spreads widening out and any individual company performance below expectations resulted in market selling.

A dominant trend for most of the period was the ongoing rise in US equities. Until early in the second half of the period, this was paired with a decline in US and global bond yields. The uptrend in US corporate margins and profits continued throughout the second half of 2014, but in the latter part of the period the margin results became more bifurcated with energy and materials suffering and the rest of the companies holding on to net margins in an ongoing slow revenue growth environment. A rising dollar and a sharp decline in commodity prices, particularly crude oil prices, negatively impacted credit markets, notably US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility. In the second half of the period, global sovereign bond yields rose, shrugging off concerns over a Greek debt default. The rise tempered the equity advance, as odds of a 2015 US Federal Reserve rate hike increased. At the end of the period, the stronger US dollar slowed revenues in many US-based multinational companies. As the last month of the period began, risk shedding became a theme across emerging market countries and continued to weaken Chinese economic data as well as economic data of the commodity-driven countries. Risk shedding accelerated outflows and cross-border selling. By the end of the period, many of the world’s equity markets had entered into “correction” territory.

Contributors to performance

An underweight position in the poor-performing energy sector strengthened performance relative to the Russell 1000 Value Index. The fund’s underweight position in integrated energy companies Exxon Mobil and Chevron, and not holding oil and gas company Conoco Phillips, benefited relative results as this sector continued to be negatively impacted by the overall decline in global commodity markets.

Strong stock selection in the retailing sector was another area of relative strength. Most notably, overweight positions in retail giant Target and drugstore retailer CVS Health

3

Management Review – continued

aided relative performance. Shares of Target appreciated throughout the reporting period on margin improvements, increased digital sales and second-quarter results that surpassed consensus estimates.

Stocks in other sectors that boosted relative performance included overweight positions in defense contractor Lockheed Martin and global financial services firm JPMorgan Chase and holdings of management consulting firm Accenture (b) and financial services technology provide Fiserv (b). Accenture’s revenue and earnings both exceeded consensus, with highlights from growth in its Communication, Media and Technology segments. Not owning shares of mining company Freeport-McMoRan also supported relative returns as production cuts and commodity weakness negatively impacted results.

Detractors from performance

Weak stock selection in the health care sector was a primary detractor from relative performance. Not owning shares of health insurance and Medicare/Medicaid provider UnitedHealth Group, pharmaceutical companies Eli Lilly and Bristol Myers Squibb and global health service organization Cigna dampened relative results as all four companies outperformed the fund’s benchmark. Shares of Eli Lilly rose as the company announced that trials of Jardiance showed it to be the first drug ever to be a diabetic agent and also reduce cardiovascular events.

Elsewhere, overweight positions in media company Viacom, diversified technology products and services company International Business Machines Corporation (IBM), investment management firm Franklin Resources, manufacturing conglomerate Tyco International and oil and gas exploration and production company Occidental Petroleum held back relative performance as these companies underperformed the Russell 1000 Value Index. Shares of Franklin Resources depreciated as the company posted below-consensus results, driven by the worst outflow since 2012 within its retail and institutional segments. Not owning snack food and beverage producer Mondelez International also hurt relative results as the stock outperformed the benchmark over the reporting period.

Respectfully,

Nevin Chitkara	Steven Gorham
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 8/31/15

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

5

Performance Summary – continued

Total Returns through 8/31/15

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	1/02/96	0.68%	14.56%	7.22%	N/A
B	11/04/97	(0.06)%	13.70%	6.45%	N/A
C	11/05/97	(0.09)%	13.70%	6.45%	N/A
I	1/02/97	0.93%	14.84%	7.52%	N/A
R1	4/01/05	(0.07)%	13.71%	6.42%	N/A
R2	10/31/03	0.43%	14.27%	6.95%	N/A
R3	4/01/05	0.69%	14.56%	7.22%	N/A
R4	4/01/05	0.93%	14.84%	7.49%	N/A
R5	5/01/06	1.04%	14.90%	N/A	6.80%
529A	7/31/02	0.67%	14.53%	7.10%	N/A
529B	7/31/02	0.27%	13.73%	6.37%	N/A
529C	7/31/02	(0.14)%	13.63%	6.32%	N/A
Comparative benchmark
Russell 1000 Value Index (f)		(3.48)%	14.68%	6.18%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		(5.11)%	13.21%	6.59%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(3.90)%	13.46%	6.45%	N/A
C With CDSC (1% for 12 months) (v)		(1.05)%	13.70%	6.45%	N/A
529A With initial Sales Charge (5.75%)		(5.12)%	13.18%	6.47%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		(3.58)%	13.49%	6.37%	N/A
529C With CDSC (1% for 12 months) (v)		(1.10)%	13.63%	6.32%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares.

(f)	Source: FactSet Research Systems Inc.

6

Performance Summary – continued

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Russell 1000 Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2015 through August 31, 2015

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2015 through August 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/15	Ending Account Value 8/31/15	Expenses Paid During Period (p) 3/01/15-8/31/15
A	Actual	0.87%	$1,000.00	$946.22	$4.27
	Hypothetical (h)	0.87%	$1,000.00	$1,020.82	$4.43
B	Actual	1.62%	$1,000.00	$942.74	$7.93
	Hypothetical (h)	1.62%	$1,000.00	$1,017.04	$8.24
C	Actual	1.62%	$1,000.00	$942.57	$7.93
	Hypothetical (h)	1.62%	$1,000.00	$1,017.04	$8.24
I	Actual	0.62%	$1,000.00	$947.33	$3.04
	Hypothetical (h)	0.62%	$1,000.00	$1,022.08	$3.16
R1	Actual	1.62%	$1,000.00	$942.73	$7.93
	Hypothetical (h)	1.62%	$1,000.00	$1,017.04	$8.24
R2	Actual	1.12%	$1,000.00	$945.15	$5.49
	Hypothetical (h)	1.12%	$1,000.00	$1,019.56	$5.70
R3	Actual	0.87%	$1,000.00	$946.34	$4.27
	Hypothetical (h)	0.87%	$1,000.00	$1,020.82	$4.43
R4	Actual	0.62%	$1,000.00	$947.63	$3.04
	Hypothetical (h)	0.62%	$1,000.00	$1,022.08	$3.16
R5	Actual	0.50%	$1,000.00	$947.86	$2.45
	Hypothetical (h)	0.50%	$1,000.00	$1,022.68	$2.55
529A	Actual	0.87%	$1,000.00	$946.18	$4.27
	Hypothetical (h)	0.87%	$1,000.00	$1,020.82	$4.43
529B	Actual	1.27%	$1,000.00	$944.39	$6.22
	Hypothetical (h)	1.27%	$1,000.00	$1,018.80	$6.46
529C	Actual	1.66%	$1,000.00	$942.25	$8.13
	Hypothetical (h)	1.66%	$1,000.00	$1,016.84	$8.44

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A and Class 529B shares, this rebate reduced the expense ratios above by 0.05% and 0.01%, respectively. See Note 3 in the Notes to Financial Statements for additional information.

9

PORTFOLIO OF INVESTMENTS

8/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 97.8%
Issuer	Shares/Par	Value ($)
Aerospace - 6.6%
Honeywell International, Inc.	6,567,484	$651,954,143
Lockheed Martin Corp.	3,206,986	645,181,443
Northrop Grumman Corp.	1,904,523	311,846,596
United Technologies Corp.	6,729,353	616,476,028

		$2,225,458,210
Alcoholic Beverages - 1.3%
Diageo PLC	16,191,227	$429,826,121

Automotive - 1.6%
Delphi Automotive PLC	3,405,753	$257,202,467
Johnson Controls, Inc.	6,969,452	286,723,255

		$543,925,722
Broadcasting - 2.8%
Omnicom Group, Inc.	5,327,991	$356,868,837
Time Warner, Inc.	3,515,340	249,940,674
Viacom, Inc., “B”	3,037,732	123,848,334
Walt Disney Co.	1,978,765	201,596,578

		$932,254,423
Brokerage & Asset Managers - 2.7%
BlackRock, Inc.	962,727	$291,196,036
Franklin Resources, Inc.	8,553,072	347,083,662
NASDAQ OMX Group, Inc.	5,440,130	278,480,255

		$916,759,953
Business Services - 4.4%
Accenture PLC, “A”	9,352,896	$881,697,506
Equifax, Inc.	887,516	86,887,816
Fidelity National Information Services, Inc.	3,388,928	234,039,368
Fiserv, Inc. (a)	3,401,616	290,055,796

		$1,492,680,486
Cable TV - 1.2%
Comcast Corp., “Special A”	7,142,947	$408,862,286

Chemicals - 4.3%
3M Co.	4,353,102	$618,749,918
E.I. du Pont de Nemours & Co.	1,660,327	85,506,841

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Chemicals - continued
Monsanto Co.	1,383,945	$135,142,229
PPG Industries, Inc.	6,307,670	601,057,874

		$1,440,456,862
Computer Software - 0.9%
Oracle Corp.	7,941,169	$294,537,958

Computer Software - Systems - 1.3%
International Business Machines Corp.	2,960,827	$437,876,705

Construction - 0.5%
Stanley Black & Decker, Inc.	1,679,772	$170,530,453

Consumer Products - 0.7%
Newell Rubbermaid, Inc.	1,821,678	$76,747,294
Procter & Gamble Co.	2,106,505	148,866,708

		$225,614,002
Containers - 0.5%
Crown Holdings, Inc. (a)	3,423,514	$169,703,589

Electrical Equipment - 3.0%
Danaher Corp.	5,258,260	$457,573,785
Pentair PLC	2,733,795	151,151,526
Tyco International PLC	11,274,889	409,165,722

		$1,017,891,033
Electronics - 1.5%
Analog Devices, Inc.	1,260,869	$70,432,142
NVIDIA Corp.	1,720,365	38,673,805
Texas Instruments, Inc.	8,212,674	392,894,324

		$502,000,271
Energy - Independent - 1.4%
EOG Resources, Inc.	1,791,044	$140,256,656
Occidental Petroleum Corp.	4,650,626	339,542,204

		$479,798,860
Energy - Integrated - 2.7%
Chevron Corp.	4,589,220	$371,680,928
Exxon Mobil Corp.	7,216,995	543,006,704

		$914,687,632

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Beverages - 4.5%
Archer Daniels Midland Co.	1,849,899	$83,226,956
Danone S.A.	3,794,410	235,845,047
General Mills, Inc.	9,582,184	543,884,764
Kellogg Co.	1,372,405	90,963,003
Nestle S.A.	7,415,001	546,929,676

		$1,500,849,446
Food & Drug Stores - 1.8%
CVS Health Corp.	6,062,197	$620,768,973

General Merchandise - 1.4%
Kohl’s Corp.	921,282	$47,013,020
Target Corp.	5,393,951	419,163,932

		$466,176,952
Insurance - 7.8%
ACE Ltd.	3,445,544	$351,996,775
Aon PLC	4,283,296	400,231,178
Chubb Corp.	2,608,704	315,157,530
MetLife, Inc.	12,030,799	602,743,030
Prudential Financial, Inc.	3,834,660	309,457,062
Travelers Cos., Inc.	6,431,259	640,231,833

		$2,619,817,408
Leisure & Toys - 0.5%
Hasbro, Inc.	2,213,331	$165,092,359

Machinery & Tools - 1.8%
Deere & Co.	1,150,307	$94,072,106
Eaton Corp. PLC	4,346,357	248,003,130
Illinois Tool Works, Inc.	2,567,310	217,014,714
Parker Hannifin Corp.	462,382	49,780,046

		$608,869,996
Major Banks - 12.9%
Bank of New York Mellon Corp.	10,580,411	$421,100,358
Goldman Sachs Group, Inc.	3,495,873	659,321,648
JPMorgan Chase & Co.	24,343,202	1,560,399,248
PNC Financial Services Group, Inc.	3,125,694	284,813,237
State Street Corp.	4,275,551	307,497,628
Wells Fargo & Co.	20,998,581	1,119,854,325

		$4,352,986,444
Medical & Health Technology & Services - 1.1%
Express Scripts Holding Co. (a)	4,370,747	$365,394,449

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical Equipment - 5.0%
Abbott Laboratories	8,639,623	$391,288,526
Medtronic PLC	8,969,612	648,413,251
St. Jude Medical, Inc.	3,653,908	258,733,225
Thermo Fisher Scientific, Inc.	2,971,956	372,594,124

		$1,671,029,126
Oil Services - 1.0%
Baker Hughes, Inc.	518,763	$29,050,728
National Oilwell Varco, Inc.	1,004,908	42,537,756
Schlumberger Ltd.	3,519,724	272,321,046

		$343,909,530
Other Banks & Diversified Financials - 3.3%
American Express Co.	4,534,471	$347,884,615
Citigroup, Inc.	2,319,749	124,060,177
U.S. Bancorp	15,192,058	643,383,656

		$1,115,328,448
Pharmaceuticals - 8.0%
Johnson & Johnson	11,751,683	$1,104,423,168
Merck & Co., Inc.	9,276,338	499,530,801
Novartis AG	1,193,903	116,963,342
Pfizer, Inc.	27,137,462	874,369,026
Roche Holding AG	342,492	93,537,359

		$2,688,823,696
Printing & Publishing - 0.3%
McGraw-Hill Cos., Inc.	867,021	$84,092,367
Time, Inc.	373,311	7,753,669

		$91,846,036
Railroad & Shipping - 0.9%
Canadian National Railway Co.	3,045,280	$168,952,134
Union Pacific Corp.	1,604,394	137,560,742

		$306,512,876
Restaurants - 0.5%
McDonald’s Corp.	1,749,057	$166,195,396

Specialty Stores - 0.6%
Advance Auto Parts, Inc.	704,705	$123,499,551
Bed Bath & Beyond, Inc. (a)	1,233,606	76,619,269

		$200,118,820

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Telecommunications - Wireless - 0.4%
Vodafone Group PLC	43,558,311	$150,308,116

Telephone Services - 1.9%
AT&T, Inc.	2,006,626	$66,619,983
Verizon Communications, Inc.	12,384,179	569,796,076

		$636,416,059
Tobacco - 4.5%
Altria Group, Inc.	3,478,778	$186,392,925
Imperial Tobacco Group PLC	1,597,140	76,729,612
Philip Morris International, Inc.	13,319,129	1,062,866,494
Reynolds American, Inc.	2,127,777	178,201,324

		$1,504,190,355
Trucking - 1.4%
United Parcel Service, Inc., “B”	4,730,701	$461,952,953

Utilities - Electric Power - 0.8%
Duke Energy Corp.	3,562,223	$252,597,233
Total Common Stocks (Identified Cost, $23,372,619,664)		$32,892,049,237

Money Market Funds - 1.3%
MFS Institutional Money Market Portfolio, 0.11%, at Cost and Net Asset Value (v)	437,841,714	$437,841,714
Total Investments (Identified Cost, $23,810,461,378)		$33,329,890,951

Other Assets, Less Liabilities - 0.9%		303,248,281
Net Assets - 100.0%		$33,633,139,232

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

See Notes to Financial Statements

14

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/15

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $23,372,619,664)	$32,892,049,237
Underlying affiliated funds, at cost and value	437,841,714
Total investments, at value (identified cost, $23,810,461,378)	$33,329,890,951
Foreign currency, at value (identified cost, $2)	2
Receivables for
Investments sold	135,047,426
Fund shares sold	285,832,717
Interest and dividends	110,387,217
Other assets	39,535
Total assets	$33,861,197,848
Liabilities
Payables for
Investments purchased	$157,658,276
Fund shares reacquired	55,193,207
Payable to affiliates
Investment adviser	1,616,788
Shareholder servicing costs	12,144,049
Distribution and service fees	466,874
Program manager fees	122
Payable for independent Trustees’ compensation	2,847
Accrued expenses and other liabilities	976,453
Total liabilities	$228,058,616
Net assets	$33,633,139,232
Net assets consist of
Paid-in capital	$23,153,206,690
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	9,518,708,629
Accumulated net realized gain (loss) on investments and foreign currency	838,033,065
Undistributed net investment income	123,190,848
Net assets	$33,633,139,232
Shares of beneficial interest outstanding	1,005,988,097

15

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$8,478,761,072	254,009,287	$33.38
Class B	154,205,258	4,646,263	33.19
Class C	1,335,967,909	40,480,415	33.00
Class I	13,888,394,711	413,807,411	33.56
Class R1	27,859,568	849,731	32.79
Class R2	521,592,022	15,768,703	33.08
Class R3	1,571,280,525	47,215,419	33.28
Class R4	2,787,040,769	83,454,745	33.40
Class R5	4,846,171,979	145,094,266	33.40
Class 529A	16,543,349	499,017	33.15
Class 529B	887,814	27,085	32.78
Class 529C	4,434,256	135,755	32.66

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $35.42 [100 / 94.25 x $33.38] and $35.17 [100 / 94.25 x $33.15], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R5, and 529A.

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/15

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$939,767,647
Interest	205,871
Dividends from underlying affiliated funds	361,187
Foreign taxes withheld	(4,900,428)
Total investment income	$935,434,277
Expenses
Management fee	$183,699,765
Distribution and service fees	46,023,075
Program manager fees	21,783
Shareholder servicing costs	35,390,487
Administrative services fee	645,768
Independent Trustees’ compensation	223,158
Custodian fee	840,769
Shareholder communications	1,466,094
Audit and tax fees	70,112
Legal fees	254,621
Miscellaneous	1,286,986
Total expenses	$269,922,618
Fees paid indirectly	(1,232)
Reduction of expenses by investment adviser and distributor	(13,983,338)
Net expenses	$255,938,048
Net investment income	$679,496,229
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$1,253,350,103
Foreign currency	(1,779,313)
Net realized gain (loss) on investments and foreign currency	$1,251,570,790
Change in unrealized appreciation (depreciation)
Investments	$(1,605,212,576)
Translation of assets and liabilities in foreign currencies	(519,211)
Net unrealized gain (loss) on investments and foreign currency translation	$(1,605,731,787)
Net realized and unrealized gain (loss) on investments and foreign currency	$(354,160,997)
Change in net assets from operations	$325,335,232

See Notes to Financial Statements

17

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2015	2014
Change in net assets
From operations
Net investment income	$679,496,229	$702,164,857
Net realized gain (loss) on investments and foreign currency	1,251,570,790	1,252,691,611
Net unrealized gain (loss) on investments and foreign currency translation	(1,605,731,787)	3,834,435,083
Change in net assets from operations	$325,335,232	$5,789,291,551
Distributions declared to shareholders
From net investment income	$(716,352,511)	$(632,546,037)
From net realized gain on investments	(905,973,115)	(534,397,478)
Total distributions declared to shareholders	$(1,622,325,626)	$(1,166,943,515)
Change in net assets from fund share transactions	$537,432,078	$2,708,168,604
Total change in net assets	$(759,558,316)	$7,330,516,640
Net assets
At beginning of period	34,392,697,548	27,062,180,908
At end of period (including undistributed net investment income of $123,190,848 and $161,826,443, respectively)	$33,633,139,232	$34,392,697,548

See Notes to Financial Statements

18

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$34.70	$29.81	$24.90	$21.83	$19.46
Income (loss) from investment operations
Net investment income (d)	$0.63	$0.69	$0.50	$0.43	$0.34
Net realized and unrealized gain (loss) on investments and foreign currency	(0.36)	5.41	5.08	3.05	2.35
Total from investment operations	$0.27	$6.10	$5.58	$3.48	$2.69
Less distributions declared to shareholders
From net investment income	$(0.67)	$(0.63)	$(0.48)	$(0.41)	$(0.32)
From net realized gain on investments	(0.92)	(0.58)	(0.19)	—	—
Total distributions declared to shareholders	$(1.59)	$(1.21)	$(0.67)	$(0.41)	$(0.32)
Net asset value, end of period (x)	$33.38	$34.70	$29.81	$24.90	$21.83
Total return (%) (r)(s)(t)(x)	0.68	20.78	22.75	16.16	13.78
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	0.90	0.93	0.95	0.95
Expenses after expense reductions (f)	0.86	0.88	0.92	0.93	0.94
Net investment income	1.80	2.10	1.80	1.86	1.49
Portfolio turnover	12	13	12	14	17
Net assets at end of period (000 omitted)	$8,478,761	$9,448,535	$8,058,858	$6,628,244	$5,086,069

See Notes to Financial Statements

19

Financial Highlights – continued

Class B	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$34.50	$29.64	$24.76	$21.70	$19.34
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.44	$0.29	$0.26	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	(0.35)	5.38	5.05	3.03	2.34
Total from investment operations	$0.02	$5.82	$5.34	$3.29	$2.50
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.38)	$(0.27)	$(0.23)	$(0.14)
From net realized gain on investments	(0.92)	(0.58)	(0.19)	—	—
Total distributions declared to shareholders	$(1.33)	$(0.96)	$(0.46)	$(0.23)	$(0.14)
Net asset value, end of period (x)	$33.19	$34.50	$29.64	$24.76	$21.70
Total return (%) (r)(s)(t)(x)	(0.06)	19.89	21.82	15.28	12.92
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	1.65	1.68	1.70	1.70
Expenses after expense reductions (f)	1.61	1.63	1.67	1.68	1.69
Net investment income	1.05	1.35	1.05	1.11	0.73
Portfolio turnover	12	13	12	14	17
Net assets at end of period (000 omitted)	$154,205	$179,284	$169,208	$167,949	$182,654

Class C	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$34.33	$29.50	$24.65	$21.62	$19.27
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.44	$0.29	$0.25	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	(0.36)	5.36	5.03	3.02	2.33
Total from investment operations	$0.01	$5.80	$5.32	$3.27	$2.50
Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.39)	$(0.28)	$(0.24)	$(0.15)
From net realized gain on investments	(0.92)	(0.58)	(0.19)	—	—
Total distributions declared to shareholders	$(1.34)	$(0.97)	$(0.47)	$(0.24)	$(0.15)
Net asset value, end of period (x)	$33.00	$34.33	$29.50	$24.65	$21.62
Total return (%) (r)(s)(t)(x)	(0.09)	19.92	21.83	15.23	12.97
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	1.65	1.68	1.69	1.70
Expenses after expense reductions (f)	1.61	1.63	1.67	1.68	1.69
Net investment income	1.06	1.35	1.05	1.11	0.74
Portfolio turnover	12	13	12	14	17
Net assets at end of period (000 omitted)	$1,335,968	$1,359,860	$1,090,690	$906,572	$871,026
See Notes to Financial Statements

20

Financial Highlights – continued

Class I	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$34.88	$29.96	$25.02	$21.94	$19.55
Income (loss) from investment operations
Net investment income (d)	$0.72	$0.78	$0.57	$0.49	$0.40
Net realized and unrealized gain (loss) on investments and foreign currency	(0.36)	5.43	5.10	3.06	2.37
Total from investment operations	$0.36	$6.21	$5.67	$3.55	$2.77
Less distributions declared to shareholders
From net investment income	$(0.76)	$(0.71)	$(0.54)	$(0.47)	$(0.38)
From net realized gain on investments	(0.92)	(0.58)	(0.19)	—	—
Total distributions declared to shareholders	$(1.68)	$(1.29)	$(0.73)	$(0.47)	$(0.38)
Net asset value, end of period (x)	$33.56	$34.88	$29.96	$25.02	$21.94
Total return (%) (r)(s)(x)	0.93	21.07	23.06	16.42	14.10
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.65	0.65	0.68	0.70	0.70
Expenses after expense reductions (f)	0.61	0.63	0.67	0.68	0.69
Net investment income	2.06	2.35	2.05	2.11	1.75
Portfolio turnover	12	13	12	14	17
Net assets at end of period (000 omitted)	$13,888,395	$13,905,910	$10,568,573	$7,472,693	$5,272,157

Class R1	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$34.11	$29.32	$24.50	$21.48	$19.15
Income (loss) from investment operations
Net investment income (d)	$0.36	$0.43	$0.29	$0.25	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	(0.34)	5.33	5.00	3.01	2.32
Total from investment operations	$0.02	$5.76	$5.29	$3.26	$2.49
Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.39)	$(0.28)	$(0.24)	$(0.16)
From net realized gain on investments	(0.92)	(0.58)	(0.19)	—	—
Total distributions declared to shareholders	$(1.34)	$(0.97)	$(0.47)	$(0.24)	$(0.16)
Net asset value, end of period (x)	$32.79	$34.11	$29.32	$24.50	$21.48
Total return (%) (r)(s)(x)	(0.07)	19.88	21.83	15.29	12.95
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	1.65	1.68	1.69	1.70
Expenses after expense reductions (f)	1.61	1.63	1.67	1.68	1.69
Net investment income	1.06	1.33	1.06	1.10	0.74
Portfolio turnover	12	13	12	14	17
Net assets at end of period (000 omitted)	$27,860	$33,390	$33,485	$32,389	$33,806

See Notes to Financial Statements

21

Financial Highlights – continued

Class R2	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$34.40	$29.56	$24.69	$21.66	$19.31
Income (loss) from investment operations
Net investment income (d)	$0.54	$0.60	$0.43	$0.37	$0.28
Net realized and unrealized gain (loss) on investments and foreign currency	(0.35)	5.36	5.04	3.01	2.34
Total from investment operations	$0.19	$5.96	$5.47	$3.38	$2.62
Less distributions declared to shareholders
From net investment income	$(0.59)	$(0.54)	$(0.41)	$(0.35)	$(0.27)
From net realized gain on investments	(0.92)	(0.58)	(0.19)	—	—
Total distributions declared to shareholders	$(1.51)	$(1.12)	$(0.60)	$(0.35)	$(0.27)
Net asset value, end of period (x)	$33.08	$34.40	$29.56	$24.69	$21.66
Total return (%) (r)(s)(x)	0.43	20.48	22.47	15.80	13.51
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.15	1.15	1.18	1.20	1.20
Expenses after expense reductions (f)	1.11	1.13	1.17	1.18	1.19
Net investment income	1.54	1.84	1.55	1.61	1.24
Portfolio turnover	12	13	12	14	17
Net assets at end of period (000 omitted)	$521,592	$607,340	$572,590	$517,005	$496,236

Class R3	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$34.60	$29.73	$24.83	$21.78	$19.41
Income (loss) from investment operations
Net investment income (d)	$0.63	$0.69	$0.50	$0.43	$0.34
Net realized and unrealized gain (loss) on investments and foreign currency	(0.35)	5.39	5.07	3.03	2.35
Total from investment operations	$0.28	$6.08	$5.57	$3.46	$2.69
Less distributions declared to shareholders
From net investment income	$(0.68)	$(0.63)	$(0.48)	$(0.41)	$(0.32)
From net realized gain on investments	(0.92)	(0.58)	(0.19)	—	—
Total distributions declared to shareholders	$(1.60)	$(1.21)	$(0.67)	$(0.41)	$(0.32)
Net asset value, end of period (x)	$33.28	$34.60	$29.73	$24.83	$21.78
Total return (%) (r)(s)(x)	0.69	20.77	22.77	16.11	13.82
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	0.90	0.93	0.95	0.95
Expenses after expense reductions (f)	0.86	0.87	0.91	0.93	0.94
Net investment income	1.80	2.11	1.80	1.86	1.49
Portfolio turnover	12	13	12	14	17
Net assets at end of period (000 omitted)	$1,571,281	$1,559,863	$1,299,126	$1,022,504	$763,670

See Notes to Financial Statements

22

Financial Highlights – continued

Class R4	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$34.72	$29.82	$24.90	$21.84	$19.47
Income (loss) from investment operations
Net investment income (d)	$0.72	$0.77	$0.57	$0.49	$0.40
Net realized and unrealized gain (loss) on investments and foreign currency	(0.36)	5.42	5.08	3.04	2.35
Total from investment operations	$0.36	$6.19	$5.65	$3.53	$2.75
Less distributions declared to shareholders
From net investment income	$(0.76)	$(0.71)	$(0.54)	$(0.47)	$(0.38)
From net realized gain on investments	(0.92)	(0.58)	(0.19)	—	—
Total distributions declared to shareholders	$(1.68)	$(1.29)	$(0.73)	$(0.47)	$(0.38)
Net asset value, end of period (x)	$33.40	$34.72	$29.82	$24.90	$21.84
Total return (%) (r)(s)(x)	0.93	21.11	23.09	16.40	14.05
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.65	0.65	0.68	0.70	0.70
Expenses after expense reductions (f)	0.61	0.63	0.67	0.68	0.69
Net investment income	2.05	2.34	2.07	2.10	1.74
Portfolio turnover	12	13	12	14	17
Net assets at end of period (000 omitted)	$2,787,041	$3,283,133	$2,892,340	$2,907,088	$2,036,438

Class R5 (y)	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$34.72	$29.82	$24.90	$21.81	$19.44
Income (loss) from investment operations
Net investment income (d)	$0.76	$0.82	$0.60	$0.46	$0.37
Net realized and unrealized gain (loss) on investments and foreign currency	(0.36)	5.40	5.07	3.08	2.35
Total from investment operations	$0.40	$6.22	$5.67	$3.54	$2.72
Less distributions declared to shareholders
From net investment income	$(0.80)	$(0.74)	$(0.56)	$(0.45)	$(0.35)
From net realized gain on investments	(0.92)	(0.58)	(0.19)	—	—
Total distributions declared to shareholders	$(1.72)	$(1.32)	$(0.75)	$(0.45)	$(0.35)
Net asset value, end of period (x)	$33.40	$34.72	$29.82	$24.90	$21.81
Total return (%) (r)(s)(x)	1.04	21.23	23.18	16.48	13.96
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.54	0.55	0.57	0.77	0.80
Expenses after expense reductions (f)	0.50	0.53	0.56	0.76	0.79
Net investment income	2.17	2.48	2.12	1.98	1.63
Portfolio turnover	12	13	12	14	17
Net assets at end of period (000 omitted)	$4,846,172	$3,995,830	$2,362,012	$940,695	$1,334,446

See Notes to Financial Statements

23

Financial Highlights – continued

Class 529A	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$34.48	$29.62	$24.74	$21.70	$19.34
Income (loss) from investment operations
Net investment income (d)	$0.63	$0.69	$0.49	$0.42	$0.32
Net realized and unrealized gain (loss) on investments and foreign currency	(0.36)	5.38	5.05	3.02	2.34
Total from investment operations	$0.27	$6.07	$5.54	$3.44	$2.66
Less distributions declared to shareholders
From net investment income	$(0.68)	$(0.63)	$(0.47)	$(0.40)	$(0.30)
From net realized gain on investments	(0.92)	(0.58)	(0.19)	—	—
Total distributions declared to shareholders	$(1.60)	$(1.21)	$(0.66)	$(0.40)	$(0.30)
Net asset value, end of period (x)	$33.15	$34.48	$29.62	$24.74	$21.70
Total return (%) (r)(s)(t)(x)	0.67	20.84	22.73	16.06	13.71
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	1.00	1.03	1.05	1.05
Expenses after expense reductions (f)	0.86	0.87	0.93	0.98	1.03
Net investment income	1.82	2.11	1.79	1.80	1.40
Portfolio turnover	12	13	12	14	17
Net assets at end of period (000 omitted)	$16,543	$14,547	$10,899	$8,195	$6,315

Class 529B	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$34.08	$29.29	$24.48	$21.45	$19.12
Income (loss) from investment operations
Net investment income (d)	$0.47	$0.42	$0.27	$0.24	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	(0.34)	5.32	4.99	3.01	2.32
Total from investment operations	$0.13	$5.74	$5.26	$3.25	$2.46
Less distributions declared to shareholders
From net investment income	$(0.51)	$(0.37)	$(0.26)	$(0.22)	$(0.13)
From net realized gain on investments	(0.92)	(0.58)	(0.19)	—	—
Total distributions declared to shareholders	$(1.43)	$(0.95)	$(0.45)	$(0.22)	$(0.13)
Net asset value, end of period (x)	$32.78	$34.08	$29.29	$24.48	$21.45
Total return (%) (r)(s)(t)(x)	0.27	19.85	21.74	15.27	12.84
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.37	1.75	1.78	1.79	1.80
Expenses after expense reductions (f)	1.27	1.67	1.71	1.73	1.78
Net investment income	1.38	1.30	1.00	1.05	0.64
Portfolio turnover	12	13	12	14	17
Net assets at end of period (000 omitted)	$888	$1,026	$1,013	$963	$1,147

See Notes to Financial Statements

24

Financial Highlights – continued

Class 529C	Years ended 8/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$34.00	$29.23	$24.43	$21.43	$19.11
Income (loss) from investment operations
Net investment income (d)	$0.35	$0.41	$0.27	$0.24	$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	(0.36)	5.32	4.99	2.99	2.31
Total from investment operations	$(0.01)	$5.73	$5.26	$3.23	$2.46
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.38)	$(0.27)	$(0.23)	$(0.14)
From net realized gain on investments	(0.92)	(0.58)	(0.19)	—	—
Total distributions declared to shareholders	$(1.33)	$(0.96)	$(0.46)	$(0.23)	$(0.14)
Net asset value, end of period (x)	$32.66	$34.00	$29.23	$24.43	$21.43
Total return (%) (r)(s)(t)(x)	(0.14)	19.85	21.80	15.18	12.82
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.75	1.78	1.79	1.80
Expenses after expense reductions (f)	1.66	1.67	1.72	1.73	1.78
Net investment income	1.03	1.28	1.00	1.06	0.65
Portfolio turnover	12	13	12	14	17
Net assets at end of period (000 omitted)	$4,434	$3,981	$3,387	$2,610	$2,438

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(y)	On May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public.

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Value Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity

26

Notes to Financial Statements – continued

securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to

27

Notes to Financial Statements – continued

measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$31,072,957,831	$—	$—	$31,072,957,831
Switzerland	757,430,376	—	—	757,430,376
United Kingdom	429,826,121	227,037,728	—	656,863,849
France	235,845,047	—	—	235,845,047
Canada	168,952,134	—	—	168,952,134
Mutual Funds	437,841,714	—	—	437,841,714
Total Investments	$33,102,853,223	$227,037,728	$—	$33,329,890,951

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $227,037,728 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations

28

Notes to Financial Statements – continued

in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At August 31, 2015, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended August 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

29

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	8/31/15	8/31/14
Ordinary income (including any short-term capital gains)	$807,010,806	$760,612,303
Long-term capital gains	815,314,820	406,331,212
Total distributions	$1,622,325,626	$1,166,943,515

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/15
Cost of investments	$23,951,862,178
Gross appreciation	9,695,967,995
Gross depreciation	(317,939,222)
Net unrealized appreciation (depreciation)	$9,378,028,773
Undistributed ordinary income	152,645,901
Undistributed long-term capital gain	958,533,749
Capital loss carryforwards	(8,552,090)
Other temporary differences	(723,791)

30

Notes to Financial Statements – continued

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after August 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of August 31, 2015, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

8/31/16	$(8,552,090)

The availability of $8,552,090 of the capital loss carryforwards, which were acquired on July 24, 2009 in connection with the MFS Strategic Value Fund merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 8/31/15	Year ended 8/31/14	Year ended 8/31/15	Year ended 8/31/14
Class A	$176,815,412	$173,579,969	$239,583,600	$158,274,114
Class B	2,033,302	2,090,774	4,634,261	3,249,251
Class C	16,712,982	15,134,051	36,311,961	21,935,733
Class I	310,550,735	261,803,666	373,030,365	207,624,418
Class R1	386,051	399,161	860,444	629,904
Class R2	9,756,021	10,006,893	15,646,860	10,778,017
Class R3	31,583,229	27,923,409	42,200,616	25,565,924
Class R4	68,323,476	68,672,815	85,489,253	55,241,972
Class R5	99,810,687	72,631,471	107,673,294	50,791,793
Class 529A	312,863	248,321	402,549	220,123
Class 529B	14,702	11,886	27,726	18,765
Class 529C	53,051	43,621	112,186	67,464
Total	$716,352,511	$632,546,037	$905,973,115	$534,397,478

31

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $7.5 billion of average daily net assets	0.60%
Next $2.5 billion of average daily net assets	0.53%
Average daily net assets in excess of $10 billion	0.50%

The investment adviser had agreed in writing to reduce its management fee to 0.45% of average daily net assets in excess of $20 billion up to $25 billion, 0.42% of average daily net assets in excess of $25 billion up to $30 billion, and 0.40% of average daily net assets in excess of $30 billion. This written agreement was terminated on July 31, 2015. For the period September 1, 2014 through July 31, 2015 this management fee reduction amounted to $10,638,809, which is included in the reduction of total expenses in the Statement of Operations. Effective August 1, 2015 the investment adviser has agreed in writing to reduce its management fee to 0.45% of average daily net assets in excess of $20 billion up to $25 billion, 0.42% of average daily net assets in excess of $25 billion up to $30 billion, 0.40% of average daily net assets in excess of $30 billion up to $35 billion, 0.38% of average daily net assets in excess of $35 billion up to $40 billion, and 0.36% of average daily nets assets in excess of $40 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2016. For the period August 1, 2015 through August 31, 2015, this management fee reduction amounted to $968,127, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2015, this management fee reduction amounted to $2,268,576, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2015 was equivalent to an annual effective rate of 0.48% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $2,809,058 and $10,248 for the year ended August 31, 2015, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

32

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$22,963,275
Class B	0.75%	0.25%	1.00%	1.00%	1,729,229
Class C	0.75%	0.25%	1.00%	1.00%	13,945,812
Class R1	0.75%	0.25%	1.00%	1.00%	315,071
Class R2	0.25%	0.25%	0.50%	0.50%	2,871,030
Class R3	—	0.25%	0.25%	0.25%	4,107,101
Class 529A	—	0.25%	0.25%	0.20%	40,830
Class 529B	0.75%	0.25%	1.00%	0.61%	6,164
Class 529C	0.75%	0.25%	1.00%	1.00%	44,563
Total Distribution and Service Fees					$46,023,075

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2015 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2015, this rebate amounted to $73,768, $750, $1,132, $936, $191, $8,478, $76, and $157 for Class A, Class B, Class C, Class R2, Class R3, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations. For the period December 1, 2014 through May 31, 2015, the 0.75% distribution fee was not imposed for Class 529B shares.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2015, were as follows:

Amount
Class A	$41,885
Class B	178,951
Class C	84,515
Class 529B	170
Class 529C	41

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily

33

Notes to Financial Statements – continued

net assets for each 529 share class. This waiver agreement will expire on December 31, 2016, unless MFD elects to extend the waiver. For the year ended August 31, 2015, this waiver amounted to $10,891 and is included in the reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended August 31, 2015 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended August 31, 2015, were as follows:

	Fee	Waiver
Class 529A	$16,332	$8,166
Class 529B	995	497
Class 529C	4,456	2,228
Total Program Manager Fees and Waivers	$21,783	$10,891

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2015, the fee was $1,628,648, which equated to 0.0046% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended August 31, 2015, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $33,761,839.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2015 was equivalent to an annual effective rate of 0.0018% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a

34

Notes to Financial Statements – continued

pension expense of $373 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended August 31, 2015. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $2,847 at August 31, 2015, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into a service agreement (the Compliance Officer Agreement) which provided for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. For the year ended August 31, 2015, the aggregate fees paid by the fund under these agreements were $130,902 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreement in the amount of $11,447, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On September 11, 2013, MFS redeemed 4,432 shares of Class R5 for an aggregate amount of $137,259.

(4) Portfolio Securities

For the year ended August 31, 2015, purchases and sales of investments, other than short-term obligations, aggregated $4,027,513,695 and $4,457,812,702, respectively.

35

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/15		Year ended 8/31/14
	Shares	Amount	Shares	Amount
Shares sold
Class A	49,247,083	$1,720,304,533	60,870,511	$1,998,346,176
Class B	474,210	16,501,936	554,113	18,053,263
Class C	5,808,165	200,501,020	6,897,860	223,711,170
Class I	108,642,298	3,817,171,582	109,423,187	3,625,117,953
Class R1	201,725	6,961,964	194,673	6,295,259
Class R2	2,984,429	103,269,247	3,053,945	99,572,053
Class R3	12,269,841	427,977,506	12,218,431	399,503,879
Class R4	16,837,981	590,906,632	23,035,381	757,348,601
Class R5	38,456,054	1,339,033,730	41,463,392	1,361,664,476
Class 529A	92,705	3,229,160	80,831	2,657,258
Class 529B	3,950	136,210	3,899	125,823
Class 529C	38,535	1,312,684	22,400	724,788
	235,056,976	$8,227,306,204	257,818,623	$8,493,120,699

Shares issued to shareholders in reinvestment of distributions
Class A	11,020,501	$381,730,885	9,415,560	$305,704,358
Class B	175,247	6,042,490	150,377	4,855,668
Class C	1,024,530	35,140,048	740,995	23,828,112
Class I	13,805,145	480,639,440	9,622,407	314,091,576
Class R1	36,589	1,246,495	32,246	1,029,065
Class R2	709,794	24,369,239	618,578	19,902,257
Class R3	2,136,330	73,783,097	1,651,963	53,489,015
Class R4	4,260,453	147,555,149	3,656,123	118,701,122
Class R5	5,502,107	190,678,543	3,668,044	119,290,819
Class 529A	20,774	715,051	14,540	468,444
Class 529B	1,245	42,428	961	30,651
Class 529C	4,865	165,237	3,488	111,072
	38,697,580	$1,342,108,102	29,575,282	$961,502,159

36

Notes to Financial Statements – continued

	Year ended 8/31/15		Year ended 8/31/14
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(78,558,228)	$(2,744,481,700)	(68,358,836)	$(2,261,976,774)
Class B	(1,199,156)	(41,789,184)	(1,216,763)	(39,918,338)
Class C	(5,967,557)	(206,426,604)	(4,992,374)	(162,937,252)
Class I	(107,304,538)	(3,788,807,965)	(73,189,862)	(2,414,804,530)
Class R1	(367,516)	(12,669,041)	(390,185)	(12,621,777)
Class R2	(5,581,617)	(193,853,004)	(5,389,359)	(175,451,679)
Class R3	(12,271,908)	(428,092,172)	(12,493,293)	(410,560,625)
Class R4	(32,216,590)	(1,123,785,299)	(29,116,657)	(960,068,960)
Class R5	(13,949,102)	(489,679,864)	(9,245,299)	(305,654,695)
Class 529A	(36,398)	(1,265,083)	(41,342)	(1,358,958)
Class 529B	(8,208)	(282,744)	(9,354)	(303,416)
Class 529C	(24,740)	(849,568)	(24,670)	(797,250)
	(257,485,558)	$(9,031,982,228)	(204,467,994)	$(6,746,454,254)

Net change
Class A	(18,290,644)	$(642,446,282)	1,927,235	$42,073,760
Class B	(549,699)	(19,244,758)	(512,273)	(17,009,407)
Class C	865,138	29,214,464	2,646,481	84,602,030
Class I	15,142,905	509,003,057	45,855,732	1,524,404,999
Class R1	(129,202)	(4,460,582)	(163,266)	(5,297,453)
Class R2	(1,887,394)	(66,214,518)	(1,716,836)	(55,977,369)
Class R3	2,134,263	73,668,431	1,377,101	42,432,269
Class R4	(11,118,156)	(385,323,518)	(2,425,153)	(84,019,237)
Class R5	30,009,059	1,040,032,409	35,886,137	1,175,300,600
Class 529A	77,081	2,679,128	54,029	1,766,744
Class 529B	(3,013)	(104,106)	(4,494)	(146,942)
Class 529C	18,660	628,353	1,218	38,610
	16,268,998	$537,432,078	82,925,911	$2,708,168,604

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund and the MFS Moderate Allocation Fund were the owners of record of approximately 2% and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Aggressive Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2015 Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, and the MFS Managed Wealth Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

37

Notes to Financial Statements – continued

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2015, the fund’s commitment fee and interest expense were $118,441 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	329,051,729	4,012,068,488	(3,903,278,503)	437,841,714

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$361,187	$437,841,714

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and Shareholders of MFS Value Fund:

We have audited the accompanying statement of assets and liabilities of MFS Value Fund (the Fund) (one of the series constituting MFS Series Trust I), including the portfolio of investments, as of August 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Value Fund (one of the series constituting MFS Series Trust I) at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 15, 2015

39

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director
John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies, Director; Dycom Industries, Inc.
Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Susan S. Newton (k) (age 65)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A
Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

43

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of October 1, 2015, the Trustees served as board members of 138 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Nevin Chitkara Steven Gorham

44

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

45

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median and the Fund’s total expense ratio was lower than the Lipper expense group median.

46

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $7.5 billion and $10 billion, and that MFS has agreed in writing to further reduce its advisory fee rate on the Fund’s average daily net assets over $20 billion, $25 billion and $30 billion and implement additional breakpoints that reduce its advisory fee rate on the Fund’s average daily net assets over $35 billion and $40 billion, each of which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

47

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

48

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $1,018,444,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 98.57% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

49

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

50

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

51

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Mses. Maryanne L. Roepke and Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Mses. Roepke and Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountant to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended August 31, 2015 and 2014, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2015	2014
Fees Billed by Deloitte
MFS Global Leaders Fund	44,891	44,154
MFS Low Volatility Global Equity Fund	44,531	22,300
MFS U.S. Government Cash Reserve Fund	31,401	30,889

Total	120,823	97,343

	Audit Fees
	2015	2014
Fees Billed by E&Y
MFS Core Equity Fund	44,492	43,762
MFS Low Volatility Equity Fund	29,212	19,425
MFS New Discovery Fund	44,503	43,772
MFS Research International Fund	47,430	46,651
MFS Technology Fund	44,492	43,762
MFS Value Fund	44,618	43,886

Total	254,747	241,258

For the fiscal years ended August 31, 2015 and 2014, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2015	2014	2015	2014	2015	2014
Fees Billed by Deloitte
To MFS Global Leaders Fund	0	0	5,863	5,765	1,003	1,001
To MFS Low Volatility Global Equity Fund	0	0	6,575	6,465	1,002	1,000
To MFS U.S. Government Cash Reserve Fund	0	0	3,182	3,129	1,080	1,053
Total fees billed by Deloitte To above Funds	0	0	15,620	15,359	3,085	3,054

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2015	2014	2015	2014	2015	2014
Fees Billed by Deloitte
To MFS and MFS Related Entities of MFS Global Leaders Fund*	968,289	1,767,138	0	0	5,000	0
To MFS and MFS Related Entities of MFS Low Volatility Global Equity Fund*	968,289	1,767,138	0	0	5,000	0
To MFS and MFS Related Entities of MFS U.S. Government Cash Reserve Fund*	968,289	1,767,138	0	0	5,000	0

	Aggregate Fees for Non-audit Services
	2015	2014
Fees Billed by Deloitte
To MFS Global Leaders Fund, MFS and MFS Related Entities#	980,155	1,777,242
To MFS Low Volatility Global Equity Fund, MFS and MFS Related Entities#	980,866	1,777,941
To MFS U.S. Government Cash Reserve Fund, MFS and MFS Related Entities#	977,551	1,774,658

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2015	2014	2015	2014	2015	2014
Fees Billed by E&Y
To MFS Core Equity Fund	0	0	8,564	8,413	568	0
To MFS Low Volatility Equity Fund	0	0	8,212	8,079	568	0
To MFS New Discovery Fund	0	0	8,564	8,413	568	0
To MFS Research International Fund	0	0	9,003	8,844	568	0
To MFS Technology Fund	0	0	8,564	8,413	568	0
To MFS Value Fund	0	0	8,564	8,413	568	0
Total fees billed by E&Y To above Funds	0	0	51,471	50,575	3,408	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2015	2014	2015	2014	2015	2014
Fees Billed by E&Y
To MFS and MFS Related Entities of MFS Core Equity Fund*	825,954	0	0	0	0	0
To MFS and MFS Related Entities of Low Volatility Equity Fund*	825,954	0	0	0	0	0
To MFS and MFS Related Entities of MFS New Discovery Fund*	825,954	0	0	0	0	0
To MFS and MFS Related Entities of MFS Research International Fund*	825,954	0	0	0	0	0
To MFS and MFS Related Entities of MFS Technology Fund*	825,954	0	0	0	0	0
To MFS and MFS Related Entities of MFS Value Fund*	825,954	0	0	0	0	0

	Aggregate Fees for Non-audit Services
	2015	2014
Fees Billed by E&Y
To MFS Core Equity Fund, MFS and MFS Related Entities#	1,011,086	53,413
To Low Volatility Equity Fund, MFS and MFS Related Entities#	1,010,734	53,079
To MFS New Discovery Fund, MFS and MFS Related Entities#	1,011,086	53,413
To MFS Research International Fund, MFS and MFS Related Entities#	1,011,525	53,844
To MFS Technology Fund, MFS and MFS Related Entities#	1,011,086	53,413
To MFS Value Fund, MFS and MFS Related Entities#	1,011,086	53,413

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and Rule 38a-1 compliance program.

[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST I

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: October 15, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: October 15, 2015

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: October 15, 2015

*	Print name and title of each signing officer under his or her signature.